UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0792

CNI Charter Funds
(Exact name of registrant as specified in charter)
________

400 North Roxbury Drive
Beverly Hills, CA 90210
(Address of principal executive offices) (Zip code)

SEI Investments Distributors
1 Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

Item 1.  Reports to Stockholders.

CNI CHARTER FUNDS
2011 Annual Report

SEPTEMBER 30, 2011

This report and the financial statements contained herein are provided for the general information of the shareholders of CNI Charter Funds. This report is not authorized for distribution to prospective investors in CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS
CNI Charter Funds Annual Report

2	Letter to Our Shareholders
4	Money Market Funds Investment Adviser's Report
6	Fixed Income and Blended Funds Investment Adviser's Report
9	Fixed Income and Blended Funds Overview
16	Equity Funds Investment Adviser's Report
19	Equity Funds Overview
24	Schedule of Investments
78	Statements of Assets and Liabilities
82	Statements of Operations
86	Statements of Changes in Net Assets
92	Financial Highlights
96	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
107	Trustees and Officers
109	Notice to Shareholders
110	Disclosure of Fund Expenses
112	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www.cnicharterfunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

CNI CHARTER FUNDS | PAGE 1

letter to our shareholders
September 30, 2011

ECONOMIC AND MARKET OVERVIEW

When this fiscal year started in October 2010, the Federal Open Market Committee (FOMC) had just announced plans for stimulating sluggish U.S. economic growth by acquiring Treasury debt on the open market in order to drive interest rates lower. The stimulus seemed to have had the desired effect, and by January, economic forecasts for the 2011 U.S. Gross Domestic Product’s growth were in the 3.5% range. Unfortunately, higher inflation (due mainly to food and energy prices), which cut into real consumer spending, along with supply chain disruptions caused by the Japanese tsunami in March caused the economy to weaken in the second quarter. By mid-summer, the gridlock in Washington over the debt ceiling debate, the credit downgrade of U.S. government bonds, and the steadily deteriorating situation in Europe caused a sharp pullback in equity prices. Since then, economic conditions in the United States have improved, but with the situation in Europe still highly volatile, we have actively repositioned the CNI Charter Fund portfolios for a slow growth economy and a more defensive stance.

The U.S. economy faces three important challenges ahead: 1) dealing with the overhang of excessive debt, at both the household and government levels; 2) a sticky unemployment rate of about 9%, which will decrease only when the rate of economic expansion picks up; and 3) the potential spillover from a possible recession in Europe.

Equity markets started the fiscal year with an encouraging upward slope of increasing returns in the December and March quarters. Most of those gains were wiped out by the sharp selloff towards the end of our fiscal year. For the fiscal year ended September 30, 2011, the S&P 500 Index remained in positive territory with returns of 1.14%.

Despite the downgrade, investors continued to flock to the perceived safety of U.S. government debt, and by late September the yield on the bellweather 10-year maturity U.S. Treasury note had fallen to a six decade low. Overall, the bond market outperformed stocks, with the Barclays Capital U.S. Intermediate Government/Credit Index up 3.40% for the fiscal year.

Related to the worldwide flight to the safety of the U.S. Treasury bond, the dollar rose versus many foreign currencies during the fourth quarter. This foreign exchange movement dampened the returns of foreign securities to U.S. investors. Outside the United States, many emerging market countries were tightening monetary policy in order to restrain inflationary pressures. As a result, this was a fiscal year that favored domestic investment over international: the international developed equity markets, measured by EAFE (the Europe, Australasia and Far East Index) declined by 9.36%, while the MSCI Emerging Markets Index fell by 16.15% for the fiscal year.

The Federal Reserve Bank continued to keep short term interest rates near zero in an effort to stimulate investment in the domestic economy.  This has caused money market fund yields to fall to historically low rates. Late in the quarter, the Fed also began “Operation Twist” designed to lower mortgage rates in order to boost the moribund housing market. That, along with the heavy buying of Treasuries during the recent turmoil, succeeded in lowering rates further at the longer maturity end of the yield curve.

ORGANIZATIONAL CHANGES

Previously the CNI Charter Funds were advised by two advisory groups, City National Asset Management, Inc. (“CNAM”) and CCM Advisors, LLC (“CCMA”), both fully owned subsidiaries of the same parent, City National Corporation. On January 1, 2011, the business activities of CCMA were combined into CNAM, as a means of streamlining administration, research and software, and bringing the entire CNI Charter Fund family under one roof. The former CCMA team continues its advisory practice as CNAM’s Chicago office and is responsible for the oversight of all the sub-advised CNI Charter Funds.

CNI CHARTER FUNDS | PAGE 2

FEE WAIVERS FOR MONEY MARKET FUNDS

CNAM is very focused on the needs of the Funds’ shareholders. As stated above, the Federal Reserve Bank’s strategy is to maintain short-term interest rates at very low levels to stimulate the economy and the housing market. The Fed has announced that it intends to maintain short-term rates near zero until mid-2013. In order to protect the interests and preserve the capital of the CNI Charter Money Market Fund investors, CNAM has waived a substantial amount of its fees on these Funds since the financial crisis began in late 2008. The three Funds subject to this policy are the Prime, Government and California Tax Exempt Money Market Funds. This has enabled all three Funds to produce positive, albeit modest, returns throughout this period.

This marks my first fiscal year end as the Chief Investment Officer of CNAM and the CNI Charter Funds. As the investment adviser to the Funds, CNAM continues to follow its investment discipline throughout periods of market turmoil. CNAM seeks to meet each of our mutual funds’ distinct investment objectives through intensive security research, continuous monitoring of financial data, re-evaluation of portfolio holdings and weightings during changing circumstances, and maintenance of high compliance standards.

Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or CNI Charter Funds, please call your investment professional or (888) 889-0799.

Thank you for the confidence you place in the CNI Charter Funds.

Sincerely,

Bruce Simon
Chief Investment Officer
CNI Charter Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

Fund expenses have been waived during the period on which the performance is based. Without waivers, performance would be lower.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

CNI CHARTER FUNDS | PAGE 3

investment adviser’s report
September 30, 2011

Money Market Funds

The last twelve months have been very challenging for the short-term markets. The continued disruptions in the European crisis saga, a U.S. Government downgrade by Standard & Poor’s and continued low interest rates top the list of issues that made it such a challenging period.

The European sovereign debt crisis became more pronounced as the year progressed. The European Central Bank, European Union officials and participant countries attempted to offer solutions to prevent the default of Greek debt and avoid any contagion to other countries and financial institutions. The most recent discussions appear to have provided solutions that could solve the problem, but most market participants continue to hold reduced exposure to European debt.

In early August, the credit rating agency Standard & Poor’s downgraded its credit rating of the U.S. Federal government from AAA to AA+. This was the first time that the U.S. Government has been given a rating below AAA. The market reacted with very little fanfare at the announcement and has actually traded higher due to continued global economic weakness and flight to quality trades caused by the Euro crisis. Both Fitch and Moody’s maintained their credit ratings of the U.S. Federal government at AAA.

Historically low interest rates continue to beleaguer short-term markets and money market fund managers. The effective Fed Funds target rate has remained at 0.00% to 0.25% since late 2008. In August, the Federal Reserve Bank (the “Fed”) pledged to keep the benchmark rate at a record low level at least through mid-2013. The average money market fund continues to offer yields at or near 0.00%. As a result of this ultra low yield environment, 98.4% of all funds are waiving fees and absorbing a portion of expenses, according to iMoneyNet.

FUND COMMENTARY

All returns listed below relate to the 12-month period ended September 30, 2011 and are net of expenses. CNI Charter Funds’ returns refer to Institutional Class Shares. Other classes would have different returns.

•
The Government Money Market Fund was positioned properly for changes, or lack thereof, in Fed policy and the lower economic growth environment. The Fund has maintained a maturity profile of approximately 50 days average life in order to benefit from higher yielding securities in the face of continued low interest rates. CNAM waived the majority of its fees to produce a positive return of 0.02%.

•
The Prime Money Market Fund continues to focus on a well diversified strategy of high quality, liquid issuers. Due to continued pressure on European financial institutions with exposure to the sovereign debt crisis, out of an abundance of caution, the Fund will not acquire any additional debt securities issued by European financial institutions until we believe the market has stabilized. CNAM waived the majority of its fees to produce a positive return of 0.06%.

•
Our objective for the California Tax Exempt Money Market Fund continues to focus on the fundamental objective of principal preservation and liquidity. The yield curve for allowable money market securities remains relatively flat, with the risk of extending generally outweighing the benefit gained, and thus the average maturity of the portfolio remains short at 27 days. We continue to carefully watch credit developments in California and while the state has strengthened its liquidity position, we have been very selective of other municipalities. Over the course of the year, we have also eliminated or nearly eliminated exposure to European bank liquidity providers for our variable rate demand notes as the European credit crisis deepened. CNAM waived the majority of its fees to produce a return of 0.02%.

CNI CHARTER FUNDS | PAGE 4

STRATEGIC OUTLOOK

As mentioned, due to the continued slow pace of the economic recovery and high levels of unemployment the Fed has pledged to keep rates at historically low levels for an extended period of time. We consider our Money Market Funds to be appropriately positioned for the low and slow economic growth that is expected. As always, CNAM continues to monitor the objectives of the Funds very closely and seek opportunities in the markets to best serve the Funds’ shareholders.

Sincerely,

Gregory Kaplan	William Miller

Paul Single

Directors of Fixed Income Investments
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS | PAGE 5

investment adviser’s report
September 30, 2011

Fixed Income and Blended Funds

For the first half of 2011, risk assets performed well with equities and bonds showing positive year over year gains. However, the European sovereign debt crisis, which has dominated international headlines throughout the year, and the accompanying worry peaked in late third-quarter 2011, as the inability of the European leaders to quell the market’s desire for action contributed to downtrodden consumer sentiment and a buildup of fear as seen with the VIX Index (a measure of stock market volatility) more than tripling, from 14.6 to 48.0 (versus an average of 18.6 over the last year). This dramatic uptick in fear created a flight to quality with investors fleeing into Treasuries and out of risk assets, resulting in a total return of 5.97% for the Barclays Capital U.S. Treasury Index over the fiscal year ending September 30, 2011.

In late September, the Federal Reserve Bank (the “Fed”) engaged in another easing program dubbed “Operation Twist.” Operation Twist’s intent is to spur economic growth and investment by flattening the yield curve. This will be done by selling short-term securities and buying long-term securities to bring down longer term interest rates. Furthermore, the Fed stated plainly that its goal is to keep rates low through mid-2013. With rates remaining near historic lows, the Fed is hoping to encourage investors to move out of low risk assets (Treasuries) and into higher risk assets (mainly corporate bonds and equities). A massive flow of capital out of Treasuries and into higher risk assets would positively impact asset prices and in turn, consumer sentiment.

The flight to quality during August and September in particular, benefitted Treasuries and agency-backed debt, while the yield on corporate bonds increased from 1.54% to 2.41% per Barclays Capital U.S. Corporate Investment Grade Index. The back-up in yields has made for very attractive entry points across the corporate credit space.

Similarly municipal bonds have benefitted from the Fed's commitment to low interest rates and the flight to quality during August and September, during which muni 10-year yields fell by 42 basis points. The municipal yield curve remained quite steep over the period encouraging investors to extend at the margin and avoid negligible rates in cash and short-term securities. The commonly watched value barometer of municipal yields relative to Treasury yields has remained well above historical averages. This has encouraged cross-over buyers to shift assets from government markets into high grade municipal debt supporting additional issuance late in the year.

All returns listed below relate to the 12-month period ended September 30, 2011 and are net of expenses. CNI Charter Funds’ returns refer to Institutional Class Shares. Other classes would have different returns.

LIMITED MATURITY FIXED INCOME FUND

The Limited Maturity Fixed Income Fund follows the multi-portfolio style of combining complementary core + alpha portfolios to blend returns over interest rate and sector cycles. The portfolio managers met the objectives of the Fund, which are to preserve capital, maintain liquidity and maximize income in a high credit quality fund. The barbelled portfolios which create this Fund are benchmarked to the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the BofA/Merrill Lynch 1-3 Year Treasury Index. For the fiscal year the Fund returned 0.92% versus 1.20% for the BofA/Merrill Lynch 1-3 Year Treasury Index and 0.14% for the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index.

For income oriented investors, the Fund’s 30-day SEC yield at September 30, 2011 was 1.16%, compared to 0.30% for the BofA/Merrill Lynch 1-3 Year Treasury Index and 0.02% for BofA/Merrill Lynch U.S. Treasury Bills Index. The Fund maintained an income advantage over both indices over the year, because it was diversified in both high grade corporate and agency securities. The largest sector allocation, Agencies, comprised 40.1% of the Fund at year end, while Treasuries were 11.7% and Corporate Bonds were 31.3%. The Fund’s performance year-to-date primarily stems from the allocation to corporate bonds which had performed well in the first half of the year, but experienced negative price performance over the third quarter, while the diversification to government bonds aided performance at the end of the year during the bond market turmoil.

CNI CHARTER FUNDS | PAGE 6

GOVERNMENT BOND FUND

The Government Bond Fund produced a return of 2.86%. By comparison, the Barclays Capital U.S. 1-5 Year Government Bond Index returned 2.16%. The Fund outperformed the benchmark due to the Funds’ overweight in agency-backed debt and collateralized mortgage obligations. In addition, the Fund maintained a somewhat shorter duration versus the benchmark in order to keep liquidity higher than normal to support shareholder activity.

CORPORATE BOND FUND

The Corporate Bond Fund produced a total annual net return of 0.15%, while the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index returned 1.79%. The Fund maintained its positive stance on corporate credit quality while its overweight in lower quality (BBB) issues contributed to poor relative performance over the very volatile third quarter.

Continued positive (albeit slow) domestic GDP growth, and tentatively positive news from Europe are both supportive of credit quality. In addition, credit is expected to perform well in the near term given the relative values created with the sell-off in August and September.

CALIFORNIA TAX EXEMPT BOND FUND

The California Tax Exempt Bond Fund produced a total return of 2.92%, while the Barclays Capital CA Intermediate-Short Municipal Index returned 3.19%. By comparison the Lipper CA Short/Intermediate Muni Debt Objective median return was 1.59%. The first quarter of the fiscal year experienced a significant increase in market volatility due to the expiration of the Build America Bond Program combined with heightened credit fears. This set the market up for good returns late in the second fiscal quarter. Very limited bond supply and improving economic outlook helped to more than offset earlier weakness. This was followed by further strength in high quality bond markets due to the debt ceiling debate and ultimate downgrade of U.S. Treasury debt by Standand & Poor’s (“S&P”) in August. The fiscal year wrapped up on a very strong note for the Fund as its high quality intermediate structure benefited from the acute concern of an imminent Greek default.

FULL MATURITY FIXED INCOME

The Full Maturity Fixed Income Fund combines two portfolios designed to complement each other in the core + alpha strategy and to provide a “full” maturity spectrum. The sub-advisers are:

•
Boyd Watterson Asset Management, the alpha sub-adviser, manages to the Barclays Capital U.S. Intermediate Government/Credit Bond Index, and will more aggressively move duration above or below the index by up to 20%;

•	Baird Advisors, the core sub-adviser, manages to the Barclays Capital U.S. Aggregate Bond Index, and is always duration neutral to the index and seeks to add value by sector selection.

Following its investment objectives of preserving capital and seeking investment income, the Fund is broadly diversified in government and investment grade securities. The Fund’s sub-advisers began the fiscal year with a 45.4% tilt towards corporate bonds, which was the favored sector in the first three quarters of the fiscal year and benefitted performance. Despite S&P’s downgrade, U.S. Treasury prices rose sharply in the final fiscal quarter (ended September 30) as a response to the flight from European Union debt problems with Greece. The Fund ended the fiscal year with a 27.5% weighting in Treasuries and 6.3% in Agencies; these Government bond weightings benefitted investors in the Treasury rally. The diversification among sectors for this Fund serves to protect investors from any one sector’s risk, while maintaining a steady cashflow stream from the fixed income payments. The Fund invests in investment grade bonds only and has maintained an overall portfolio AA investment quality rating.

The Fund’s total return was 3.36% for the fiscal year. This was in line with the Barclays Capital U.S. Intermediate Government/Credit Bond Index return of 3.40% for the period. The Lipper Corporate Debt Funds A-Rated Objective, which includes bond funds that are 100% weighted towards corporate bonds, returned 4.11% for the fiscal year.

CNI CHARTER FUNDS | PAGE 7

investment adviser’s report
September 30, 2011

Fixed Income and Blended Funds (continued)

HIGH YIELD BOND FUND

The High Yield Bond Fund, sub-advised by Guggenheim Partners LLC, was in the select few of below investment grade bond managers able to produce positive returns for the fiscal year. In the first three fiscal quarters, when Industrial sector returns were still generally on the upswing, the Fund participated in this sector, ending the fiscal year with 71.6% weight, even as the Fund’s sub-adviser forecast slower economic growth in the period. The Fund underweighted the riskier Financials sector, minimizing bank sector bonds, having an 8.2% allocation at fiscal year end. During the flight to high quality bonds in the final fiscal quarter, when below investment grade bonds were down sharply, the Fund’s portfolio was down less, providing investors with a twelve-month return of 4.45%. By comparison, the Fund’s primary benchmark, the Citigroup High Yield Market Capped Index, was up 2.59% for the year (the “Market Capped” refers to the fact that no one security can be more than 2% weighting of the index). The Lipper High Current Yield Objective return for this category was 0.71% for the same period.

The Fund’s sub-adviser has followed a strategy of buying the high yielding bonds of mid-sized companies, rather than those of the very large capitalized companies because they generally yield at a higher rate and there are more potential holdings (263 at fiscal year end), which enables the Fund to spread risk. The sub-adviser also buys intermediate maturity bonds in the higher credit range, in an effort to avoid defaults in this category. The sub-adviser has been successful in meeting the Fund’s objective of maximizing return in the high yield market.

MULTI-ASSET FUND

For the fiscal year, the Multi Asset Fund returned -2.97%, compared to -0.98% median return for the Lipper Absolute Return Objective peer group. Fund returns were negatively impacted during the flight from risky assets that occurred as a result of the flare up of the European sovereign debt crisis in August and September. The Fund’s cash and fixed income allocations increased significantly as allocations to riskier assets were aggressively reduced due to heightened market volatility.

Additionally, the Fund’s remaining equity allocations were shifted to be more defensive, with biases to domestic, large cap and dividend-paying stocks. Heightened volatility and potentially weaker economic growth also led us to reduce the Fund’s real estate and commodity allocations. We increased the Fund’s allocation to high yield debt towards the end of the fiscal year, as valuations became very attractive due to the risk averse environment.

The following pages provide an overview of each of the Fixed Income and Blended Funds managed by CNAM. Please visit cnicharterfunds.com for the most current returns.

Sincerely,

Gregory Kaplan	William Miller

Paul Single

Directors of Fixed Income Investments
City National Asset Management, Inc.

Timothy G. Solberg, CFA

Director of Sub-advised Funds
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS | PAGE 8

fund overview
September 30, 2011

Limited Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities of U.S. companies.

Comparison of Change in the Value of a $10,000 Investment in the Limited Maturity Fixed Income Fund, Institutional Class Shares and Class N Shares, versus the BofA Merrill Lynch 3-Month U.S. Treasury Index and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, and the Lipper Short/Intermediate Investment Grade Debt Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)	AHLFX	0.92%	4.17%	3.93%	3.21%	4.95%
Class N (2)	AHALX	0.58%	3.85%	3.66%	3.03%	3.12%
Bofa Merrill Lynch 3-Month U.S. Treasury Index	n/a	0.14%	0.22%	1.74%	2.02%	4.05%
Bofa Merrill Lynch 1-3 Year U.S. Treasury Index	n/a	1.20%	2.39%	3.84%	3.31%	5.45%
Lipper Short/Intermediate Investment Grade Debt Objective	n/a	2.20%	6.56%	4.70%	4.06%	6.05%

(1)
Class I Shares of the predecessor to the Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 22, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on October 22, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of October 22, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Notes
4.250%, 08/15/15	9.0
FHLB
0.875%, 08/22/12	5.3
FNMA
0.500%, 08/09/13	5.3
FHLB
5.750%, 05/15/12	4.8
FHLMC
2.125%, 09/21/12	4.7
FHLMC
4.375%, 07/17/15	3.9
Southern California Public Power Authority, Sub-Ser B, AGM
6.930%, 05/15/17	3.4
FNMA
5.000%, 02/13/17	3.1
FNMA
5.250%, 08/01/12	2.7
U.S. Treasury Notes
4.125%, 08/31/12	2.7

CNI CHARTER FUNDS | PAGE 9

fund overview
September 30, 2011

Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the Government Bond Fund, Institutional Class or Class N Shares, versus the Barclays Capital U.S. 1-5 Year Government Bond Index, Barclays Capital U.S. Intermediate U.S. Government Bond Index, and the Lipper Short/Intermediate U.S. Government Bond Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

(2)
The Fund’s adviser has elected to compare the Fund's performance to the Barclays Capital U.S. 1-5 Year Government Bond Index as it believes this is the most appropriate index for comparison to the Fund's performance.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNBIX	2.86%	3.80%	4.26%	3.65%	4.57%
Class N (2)†	CGBAX	2.60%	3.53%	3.99%	3.43%	4.25%
Barclays Capital U.S. 1-5 Year Government Bond Index	n/a	2.16%	3.92%	4.87%	4.05%	4.94%
Barclays Capital U.S. Intermediate Government Bond Index	n/a	3.72%	5.38%	5.91%	4.80%	5.74%
Lipper Short/Intermediate U.S. Government Bond Objective	n/a	2.08%	4.45%	4.66%	3.80%	4.71%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Israel Government AID Bond
3.962%, 05/15/20	7.2
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	5.6
Egypt Government AID Bond
4.450%, 09/15/15	5.1
FHLMC REMIC, Ser 2011-3806, Cl UP
4.500%, 02/15/41	4.8
U.S. Treasury Note
1.375%, 11/30/15	4.6
FFCB
1.875%, 12/07/12	4.6
FHLB
0.393%, 04/08/14	4.5
FHLMC
1.050%, 06/27/14	4.5
FFCB
0.600%, 08/01/13	4.5
FHLMC REMIC, Ser 2010-3680, Cl VA
4.500%, 07/15/21	4.4

CNI CHARTER FUNDS | PAGE 10

fund overview
September 30, 2011

Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of investment grade fixed income securities, primarily corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the Corporate Bond Fund, Institutional Class or Class N Shares, versus the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index, the Barclays Capital U.S. Intermediate Corporate Bond Index, and the Lipper Short/Intermediate Investment Grade Debt Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

(2)
The Fund’s adviser has elected to compare the Fund's performance to the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index as it believes this is the most appropriate index for comparison to the Fund's performance.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNCIX	0.15%	6.26%	4.65%	4.25%	5.14%
Class N (2)†	CCBAX	-0.10%	5.98%	4.40%	3.99%	4.85%
Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index	n/a	1.79%	7.86%	5.19%	4.77%	5.63%
Barclays Capital U.S. Intermediate Corporate Bond Index	n/a	2.92%	11.02%	6.25%	5.74%	6.52%
Lipper Short/Intermediate Investment Grade Debt Objective	n/a	2.20%	6.56%	4.70%	4.06%	4.89%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Wachovia Bank
4.800%, 11/01/14	3.1
General Electric Capital
5.900%, 05/13/14	2.9
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15	2.7
Kingdom of Denmark
2.750%, 11/15/11	2.7
General Electric Capital, FDIC Insured
2.625%, 12/28/12	2.5
Ally Financial, FDIC Insured
2.200%, 12/19/12	2.3
JPMorgan Chase, FDIC Insured
2.125%, 12/26/12	2.3
Citigroup Funding, FDIC Insured
2.250%, 12/10/12	2.3
Verizon Communications
5.550%, 02/15/16	2.2
ConocoPhillips Canada Funding I
5.625%, 10/15/16	2.1

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 11

fund overview
September 30, 2011

California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from Federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the California Tax Exempt Bond Fund, Institutional Class or Class N Shares, versus the Barclays Capital CA Intermediate-Short Municipal Index, and the Lipper CA Short/Intermediate Municipal Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNTIX	2.92%	5.21%	3.98%	3.68%	4.22%
Class N (2)†	CCTEX	2.65%	4.93%	3.73%	3.44%	3.89%
Barclays Capital CA Intermediate-Short Municipal Index	n/a	3.19%	5.80%	4.92%	4.30%	4.83%
Lipper CA Short/Intermediate Municipal Objective	n/a	1.59%	4.18%	3.23%	3.31%	3.64%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
California Statewide Communities Development Authority, Proposition 1A Receivables, Ser PG, RB
5.000%, 06/15/13	4.6
County of Riverside California, Ser A, COP, AMBAC
5.000%, 11/01/17	3.0
California State, GO
Callable 3/1/2015 @ 100
5.000%, 03/01/16	2.9
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	2.5
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	2.1
Imperial Irrigation District, RB
Callable 7/1/2021 @ 100
5.250%, 07/01/23	2.1
California State, GO
Callable 11/1/2020 @ 100
5.000%, 11/01/22	2.1
Modesto Irrigation District, Ser A, RB
5.000%, 07/01/17	2.0
California State, GO
5.000%, 09/01/20	2.0
California State, Public Works Board, University of California Research Project, Ser L, RB, NATL-RE
Callable 11/1/2015 @ 100
5.250%, 11/01/16	2.0

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 12

fund overview
September 30, 2011

Full Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations.

Comparison of Change in the Value of a $10,000 Investment in the Full Maturity Fixed Income Fund, Institutional Class Shares and Class N Shares, versus the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, and the Lipper Corporate Debt Funds A-Rated Objective (1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)	AHFMX	3.36%	7.22%	5.56%	4.86%	5.94%
Class N (2)	AHAFX	3.10%	6.97%	5.29%	4.67%	4.58%
Barclays Capital U.S. Aggregate Bond Index	n/a	5.26%	7.97%	6.53%	5.66%	7.31%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	n/a	3.40%	7.02%	5.92%	5.12%	6.75%
Lipper Corporate Debt Funds A-Rated Objective	n/a	4.11%	8.61%	5.51%	5.29%	6.95%

(1)
Class I Shares of the predecessor to the Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on May 11, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of May 11, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to May 11, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
U.S. Treasury Note
2.375%, 07/31/17	6.3
U.S. Treasury Bond
6.250%, 08/15/23	4.1
U.S. Treasury Note
2.625%, 11/15/20	3.0
U.S. Treasury Note
1.750%, 07/31/15	2.3
FNMA
4.625%, 10/15/13	2.3
U.S. Treasury Note
2.375%, 09/30/14	2.0
U.S. Treasury Note
4.750%, 05/15/14	1.8
FNMA
5.500%, 04/01/36	1.5
U.S. Treasury Note
2.375%, 03/31/16	1.4
U.S. Treasury Bond
4.375%, 02/15/38	1.4

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 13

fund overview
September 30, 2011

High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments and their agencies.

Comparison of Change in the Value of a $10,000 Investment in the High Yield Bond Fund, Institutional Class or Class N Shares, versus the Citigroup High Yield Market Capped Index, and the Lipper High Current Yield Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CHYIX	4.45%	12.34%	6.52%	8.05%	6.99%
Class N (1)	CHBAX	4.14%	12.00%	6.20%	7.73%	6.66%
Citigroup High Yield Market Capped Index	n/a	2.59%	12.01%	6.69%	8.82%	6.89%
Lipper High Current Yield Objective	n/a	0.71%	9.74%	4.75%	6.98%	5.01%

(1)	Commenced operations on January 14, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

TOP TEN HOLDINGS*
% OF PORTFOLIO
CIT Group
7.000%, 05/02/17	1.0
Ironshore Holdings US
8.500%, 05/15/20	0.9
Marquette Transportation
10.875%, 01/15/17	0.9
Coleman Cable
9.000%, 02/15/18	0.9
United Maritime Group
11.750%, 06/15/15	0.8
CKE Restaurants
11.375%, 07/15/18	0.8
AES
7.375%, 07/01/21	0.8
Kratos Defense & Security Solutions
10.000%, 06/01/17	0.8
iGate
9.000%, 05/01/16	0.8
Quadra FNX Mining
7.750%, 06/15/19	0.8

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 14

fund overview
September 30, 2011

Multi-Asset Fund

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments by investing all or a substantial portion of its assets in other mutual funds or other types of funds like exchange-traded funds.

Comparison of Change in the Value of a $10,000 Investment in the Multi-Asset Fund, Institutional Class or Class N Shares, versus the Barclays Capital U.S. TIPS Index; a 60/40 hybrid of the following two indexes: the S&P 500 Index and the Barclays Capital U.S. Intermediate Government/Credit Index; the CPI + Annualized 500 basis points; the Lipper Absolute Return Funds Classification; and the Lipper Flexible Portfolio Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Institutional Class (1)^	CNLIX	-2.97%	2.49%	-0.74%
Class N (1)	CVEAX	-3.11%	2.27%	-0.98%
Barclays Capital U.S. TIPS Index	n/a	9.87%	8.13%	7.64%
60/40 hybrid of the following two indexes: S&P 500 Index Barclays Capital U.S. Intermediate Government/Credit Index	n/a	2.29%	4.07%	-0.53%
CPI + Annualized 500 basis points	n/a	9.04%	6.28%	7.23%
Lipper Absolute Return Funds Classification	n/a	-0.98%	0.57%	-1.74%
Lipper Flexible Portfolio Funds Classification	n/a	0.32%	3.92%	n/a

(1)	Commenced operations on October 1, 2007.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

TOP TEN HOLDINGS*
% OF PORTFOLIO
SPDR S&P 500 Fund	8.4
Oppenheimer International Bond Fund, Class A	6.4
CNI High Yield Bond Fund, Institutional Class	5.8
Vanguard Short-Term Bond Index Fund	5.1
Principal Preferred Securities Fund	5.0
Fidelity Floating Rate High Income Fund	4.5
CNI Corporate Bond Fund, Institutional Class	4.3
CNI Government Bond Fund, Institutional Class	3.5
Cohen & Steers International Realty Fund, Inc.	3.1
PIMCO Emerging Markets Bond Fund	3.1

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 15

investment adviser’s report
September 30, 2011

Equity Funds

The fiscal year ended September 30, 2011 was really a tale of two markets. First, we experienced the continuation of a bull market that had begun in March of 2009. This market showed robust price appreciation and was accompanied by improving economic fundamentals. From September 30, 2010 through April 29, 2011, the S&P 500 Index returned 20.79% and the Nasdaq Composite Index returned 21.99%. This period was brought to an end by two major events. First, the Japanese earthquake and corresponding tsunami on March 11 brought the world’s fourth largest exporter (the United States is third) to its knees overnight. It took a while for this disaster’s economic effects to be felt but, within 30 to 60 days, the world’s industrial companies were feeling the full force of this disaster. The second market event was the sovereign debt issues being experienced by Greece, Ireland, Portugal, Italy and Spain. As the debate on how to resolve these issues became more public, it would not take long to adversely affect asset prices across the world.

The second half of the fiscal year was much more difficult and most of the gains achieved through the first half of the year were lost. From April 29, 2011 through September 30, 2011, the S&P 500 Index was down 16.26% while the Nasdaq Composite Index declined 15.57%. In addition to the lingering effects of the Japanese disaster and the raging debate on how to resolve the sovereign debt issues in Europe, there was a contentious debate on the home grown budget deficits here in the United States. While Japan’s economy is improving as the country continues to repair the damage brought by the earthquake, European and U.S. debt issues promise to be in the headlines for the foreseeable future.

So, at the end of the day, the Fund’s returns essentially were flat for the fiscal year ended September 30, 2011 with the S&P 500 Index returning 1.14% and the Nasdaq Composite Index returning 2.99% for the same period. Looking forward, we believe the equity market is inexpensive based on most valuation measures. However, we do not see tremendous upside in the equity market until there is some political resolution on how to address the U.S. and European fiscal problems.

All returns listed below relate to the 12-month period ended September 30, 2011 and are net of expenses. CNI Charter Funds’ returns refer to Institutional Class Shares. Other classes would have different returns.

DIVERSIFIED EQUITY FUND

As with other equity funds, this was a volatile year for the Diversified Equity Fund. The Fund began the fiscal year with a lead on the S&P 500 Index at quarters ended December 31 and March 31, due in part to weightings in Energy, which saw oil prices spike during the Arab spring revolts, and Industrials and Materials as the economy was expanding. The markets slowed dramatically as the economic recovery looked like it may be stalled, and then went into a slide during the summer months when oil prices and industrial production dropped. The Information Technology sector split between those that were gaining by the new “cloud” technology and those being outpaced by recent developments. During the last fiscal quarter’s steep market drop, the Fund’s underweight in defensive sectors such as Consumer Staples, and no holdings in Utilities were a disadvantage relative to the Index.

The Fund produced a return of -4.27% for this fiscal year. Lipper Analytics compares this Fund to its Multi-Cap Core Funds Classification, which had a return of -2.36% for the same period. The S&P 500 Index was up 1.14% for the same period. At the beginning of September 2011, we terminated an equity portfolio manager which had contributed to the Fund’s underperformance versus the S&P 500 Index benchmark. We decided to allocate 60% of the Fund to the higher dividend paying stocks of the value oriented sub-adviser, SKBA Capital Management, LLC, with 40% allocated to the growth style sub-adviser, Turner Investment Partners, Inc.

At fiscal year end, the Fund is selectively allocated to Information Technology companies that seek to take advantage of the most recent advances in cloud computing, while poised for a slower economy, with the largest weightings in non-money center bank Financial sector equities (insurance companies and regional

CNI CHARTER FUNDS | PAGE 16

banks), and Healthcare sector corporations set to benefit from the current market. Consumer Discretionary holdings round out the fourth largest weighting, as the Fed continues to hold interest rates low to stimulate consumer spending on larger items that need to be financed by the average consumer.

LARGE CAP VALUE EQUITY FUND

While all stocks experienced the downswing in markets during the final fiscal quarter, value oriented stocks in this Fund did relatively better than their peers. The strategy of seeking out of favor companies at attractive prices while keeping a focus on quality of financials has served the Fund well. Gains in Telecommunications and Information Technology aided returns, as did judicious selling of certain Energy related stocks before a dramatic downturn in oil prices caused the sector to decline significantly. While the overall Finance sector, which at year-end held the largest allocation at 22.4% of the portfolio, aided the Fund’s return for the year, a money center bank and insurance company were laggards in the portfolio. Other sectors contributing to returns were Industrials and Information Technology.

The Large Cap Value Equity Fund produced a return of -2.20%. The return was 46 basis points ahead of its primary benchmark, the S&P 500 Value Index, for the fiscal year. The Fund’s returns compared favorably to the Lipper Large-Cap Value Funds Classification median return of -3.54%.

LARGE CAP GROWTH EQUITY FUND

While growth oriented stocks generally were in favor this year, they experienced a drawback in returns and the consensus was that the period of more aggressive expansion was over. During the final fiscal quarter, all growth style sectors experienced a slide in returns as investors reassessed the economic recovery. This Fund was no exception, and saw a retraction in results. The Large Cap Growth Equity Fund returns for the fiscal year were -2.86%, compared to 4.85% for the S&P 500 Growth Index. By comparison, the Lipper Large-Cap Growth Funds Classification median return was 0.27%.

The Fund did well during the first half of the year and underperformed during the second half of the year, mainly due to taking a more aggressive stance regarding the prospects for economic growth. As the likelihood of recession increased owing to concerns surrounding deteriorating U.S. economic growth and European sovereign debt issues, positions within economically sensitive sectors underperformed. This was particularly true for Consumer Discretionary, the second largest weighting in the portfolio at 13.3%, and smaller weightings in Materials and Energy sectors, where stocks in the Index performed better than those owned in the Fund. Holdings in Information Technology, which comprised the largest allocation of the Fund at 34.3%, produced mixed results. As part of the re-evaluation of overall growth prospects in the economy, the portfolio managers continue to employ a disciplined investment process focusing on higher quality companies with good earnings growth prospects and reasonable valuations.

SOCIALLY RESPONSIBLE EQUITY FUND

The Socially Responsible Equity Fund seeks to invest in companies that follow “ESG” or environmental, social and governance guidelines. It is sub-advised by SKBA Capital Management, LLC, a value style equity manager with long-term experience in ESG responsible investing. Besides seeking companies with sound financial ratios and social worth, the Fund restricts investment in certain companies which are deemed not socially responsible, including tobacco and nuclear power companies. The avoidance of nuclear power worked to this Fund’s advantage earlier in 2011 after the Japanese tsunami and power plant crisis, as stocks of U.S. nuclear power generators dropped in a spillover effect.

For the fiscal year, this Fund was down 3.67%. Lipper classifies this Fund in the Multi-Cap Value category, as it follows a large cap bias but holds up to 20% in mid-sized capitalization companies.

At September 30, the 45 holdings in this portfolio were diversified towards dividend paying companies that will produce yields even in a slower economy. The heaviest sector weights were tilted towards non-money center

CNI CHARTER FUNDS | PAGE 17

investment adviser’s report
September 30, 2011

Equity Funds (continued)

bank Financials, including insurance companies, at 25.7%; Healthcare companies set to benefit from current health testing and pharmaceutical market, 18.7%; and about 10% each in Industrials, Information Technology and Energy.

CSC SMALL CAP VALUE FUND (FORMERLY, “RCB SMALL CAP VALUE FUND”)

On July 1, 2011, the portfolio management team that has sub-advised the Fund since inception established Cove Street Capital, LLC, and the CNI Charter Funds elected to hire Cove Street Capital to serve as the Fund’s sub-adviser with the same portfolio team and renamed this Fund from “RCB” to “CSC” to reflect the sub-adviser change. During this fiscal year, the Fund experienced wider volatility which is common for smaller capitalized stocks in a market downturn compared with large capitalized stocks. Although the Fund lagged its Lipper category during the first three fiscal quarters, the sub-adviser had increased the Fund’s cash position to 16% in mid-July, which proved beneficial at the beginning of the market downturn in the final fiscal quarter and helped mitigate overall returns for the year. Despite a strong showing in the final fiscal quarter, returns for the fiscal year for the Fund were -7.38% compared to the median Lipper Small-Cap Core Funds Classification return of -2.88%.

The Fund held a concentrated portfolio, consisting of 29 stocks at year end. Therefore, selection of stocks is more important than in a broadly diversified portfolio. Several detractors from performance for the year were in the Materials and Energy sectors, somewhat countered by gains in the Financial (insurance) and both Consumer sectors: Staples and Discretionary.

The following pages provide an overview of each of the Equity Funds managed by CNAM. Please visit cnicharterfunds.com for the most current returns.

Sincerely,

Oliver Campbell	Otis “Tres” Heald

Directors of Equity Investments
City National Asset Management, Inc.

Timothy G. Solberg, CFA

Director of Sub-advised Funds
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS | PAGE 18

fund overview
September 30, 2011

Diversified Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors.

Comparison of Change in the Value of a $10,000 Investment in the Diversified Equity Fund, Institutional Class Shares and Class N Shares, versus the S&P 500 Index, and the Lipper Multi-Cap Core Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)	AHDEX	-4.27%	-1.73%	-3.87%	1.99%	8.26%
Class N (2)	AHADX	-4.50%	-1.94%	-4.10%	1.77%	3.70%
S&P 500 Index	n/a	1.14%	1.23%	-1.18%	2.81%	8.59%
Lipper Multi-Cap Core Funds Classification	n/a	-2.36%	1.13%	-1.36%	3.57%	8.64%

(1)
Class I Shares of the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on December 30, 2002. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of December 30, 2002, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to December 30, 2002, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Apple	2.8
Brookfield Asset Management, Cl A	2.3
Tyco International	2.1
PepsiCo	1.9
IBM	1.9
Berkshire Hathaway, Cl B	1.8
BB&T	1.8
CareFusion	1.7
HCC Insurance Holdings	1.7
Covidien	1.7

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 19

fund overview
September 30, 2011

Large Cap Value Equity Fund

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations which are undervalued.

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Value Equity Fund, Institutional Class or Class N Shares, versus the S&P 500 Value Index, and the Lipper Large Cap Value Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNLIX	-2.20%	-2.04%	-3.14%	2.98%	1.07%
Class N (2)†	CVEAX	-2.45%	-2.28%	-3.39%	2.73%	1.23%
S&P 500 Value Index	n/a	-2.66%	-2.19%	-3.88%	2.89%	1.06%
Lipper Large Cap Value Funds Classification	n/a	-3.54%	-1.51%	-3.57%	2.54%	1.92%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Exxon Mobil	3.7
Chevron	3.6
ConocoPhillips	3.2
Berkshire Hathaway, Cl B	2.5
JPMorgan Chase	2.5
Wal-Mart Stores	2.5
General Electric	2.5
Wells Fargo	2.4
Procter & Gamble	2.2
Comcast, Cl A	2.0

CNI CHARTER FUNDS | PAGE 20

fund overview
September 30, 2011

Large Cap Growth Equity Fund

The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations with the potential for growth.

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Growth Equity Fund, Institutional Class or Class N Shares, versus the S&P 500 Growth Index, and the Lipper Large Cap Growth Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNGIX	-2.86%	0.73%	-0.36%	1.92%	-2.22%
Class N (2)†	CLEAX	-3.11%	0.45%	-0.64%	1.67%	-3.07%
S&P 500 Growth Index	n/a	4.85%	4.47%	1.41%	2.55%	-2.25%
Lipper Large Cap Growth Funds Classification	n/a	0.27%	2.67%	0.34%	2.42%	-2.09%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on March 28, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to March 28, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Apple	9.5
Google, Cl A	4.5
IBM	4.3
Celgene	3.3
Qualcomm	3.3
Mastercard, Cl A	2.7
EMC	2.6
Oracle	2.5
Gilead Sciences	2.4
Cummins	2.3

CNI CHARTER FUNDS | PAGE 21

fund overview
September 30, 2011

Socially Responsible Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of U.S. issuers that meet certain socially responsible criteria.

Comparison of Change in the Value of a $10,000 Investment in the Socially Responsible Equity Fund, Institutional Class Shares and Class N Shares, versus the MSCI KLD 400 Social Index and the Lipper Multi-Cap Value Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Institutional Class (1)	AHRAX	-3.67%	-2.78%	-2.60%	-0.34%
Class N (2)	AHSRX	-3.80%	-3.02%	-2.84%	-0.97%
MSCI KLD 400 Social Index	n/a	0.46%	1.89%	-0.70%	0.96%
Lipper Multi-Cap Value Funds Classification	n/a	-3.88%	0.12%	-3.02%	0.03%

(1)
Class I Shares of the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of January 3, 2005 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Chubb	3.5
Spectra Energy	3.4
Brookfield Asset Management, Cl A	3.4
Bristol-Myers Squibb	3.2
Berkshire Hathaway, Cl B	3.0
ConocoPhillips	3.0
Abbott Laboratories	2.9
Automatic Data Processing	2.8
Patterson	2.8
Analog Devices	2.8

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 22

fund overview
September 30, 2011

CSC Small Cap Value Fund††

The Fund seeks to provide capital appreciation by investing primarily in smaller U.S. corporations which are considered undervalued.

Comparison of Change in the Value of a $10,000 Investment in the CSC Small Cap Value Fund, Institutional Class, Class N Shares, or Class R Shares, versus the Russell 2500 Value Index, the Russell 2000 Index, the Russell 2000 Value Index, the Lipper Small Cap Value Funds Classification, and the Lipper Small Cap Core Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^†	RCBIX	-7.38%	6.28%	-2.89%	4.41%	4.31%
Class N (1)†	RCBAX	-7.61%	6.00%	-3.14%	4.16%	4.06%
Class R (2)	RCBSX	-7.35%	6.33%	-2.91%	4.27%	8.22%
Class R with load	RCBSX	-10.60%	5.06%	-3.60%	3.90%	7.93%
Russell 2500 Value Index	n/a	-4.70%	0.08%	-1.69%	7.24%	7.58%
Russell 2000 Index	n/a	-3.53%	-0.37%	-1.02%	6.12%	5.86%
Russell 2000 Value Index	n/a	-5.99%	-2.78%	-3.08%	6.47%	7.01%
Lipper Small Cap Value Funds Classification	n/a	-5.92%	0.53%	-1.53%	6.95%	n/a
Lipper Small Cap Core Funds Classification	n/a	-2.88%	0.97%	-0.75%	6.31%	7.58%

(1)	Commenced operations on October 3, 2001.

(2)	The Fund’s predecessor commenced operations on September 30, 1998, and reorganized into Class R shares of the Fund on October 1, 2001.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
The performance of the Institutional Class and Class N Shares for October 1, 2001, and October 2, 2001, reflects the performance of the Fund’s Class R shares. The performance of all share classes for the period prior to October 1, 2001, reflects the performance of the Class R Shares of the Fund’s predecessor, which commenced operations on September 30, 1998, and reorganized into the Fund’s Class R Shares on October 1, 2001. The performance of the predecessor fund’s Class R Shares has not been adjusted to reflect the expenses applicable to Institutional and Class N Shares. If performance of the predecessor fund’s Class R Shares had been adjusted, the performance of the Institutional Class and Class N Shares would have been higher because the expenses of the predecessor fund’s Class R Shares are higher than those of the Fund's Institutional Class and Class N Shares.

††	See Note 1 in Notes to Financial Statements.

TOP TEN HOLDINGS
% OF PORTFOLIO
White Mountains Insurance Group	7.3
HSN	5.7
Alleghany	5.5
Central Garden & Pet, Cl A	5.4
Teleflex	5.4
Wendy's	5.1
Coinstar	4.9
PerkinElmer	4.3
Symetra Financial	4.1
Hallmark Financial Services	3.6

CNI CHARTER FUNDS | PAGE 23

schedule of investments
September 30, 2011

Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [59.7%]
FAMC DN (A)
0.020%, 10/06/11	$15,000	$15,000
0.060%, 10/07/11	23,000	23,000
0.060%, 10/24/11	31,750	31,749
0.050%, 12/01/11	19,000	18,998
0.120%, 02/03/12	30,000	29,988
0.140%, 04/25/12	27,000	26,978
FFCB
0.154%, 12/14/11(B)	50,000	50,000
0.250%, 07/02/12	24,400	24,397
FFCB DN
0.010%, 10/24/11(A)	10,000	10,000
FHLB
0.216%, 10/13/11(B)	50,000	50,003
0.230%, 10/21/11	47,000	47,001
0.132%, 10/27/11(B)	40,000	40,000
0.300%, 11/08/11	50,000	50,000
0.260%, 11/23/11	50,000	49,998
0.750%, 12/21/11	55,000	55,058
0.370%, 01/04/12	10,440	10,447
0.100%, 01/18/12	20,000	19,999
0.180%, 01/24/12(B)	30,000	30,003
0.250%, 04/04/12	17,100	17,099
0.130%, 05/15/12	15,000	14,998
0.260%, 07/06/12	25,000	24,999
0.330%, 07/16/12	25,000	25,000
0.130%, 07/18/12(B)	20,000	20,000
0.330%, 08/08/12	20,000	20,000
0.450%, 09/24/12	10,000	10,001
FHLB DN (A)
0.009%, 10/07/11	36,827	36,827
0.030%, 10/17/11	25,000	25,000
0.025%, 10/19/11	25,000	25,000
0.080%, 10/21/11	50,000	49,998
0.012%, 10/28/11	21,350	21,350
0.020%, 11/02/11	20,000	20,000
0.050%, 11/04/11	35,246	35,244
0.030%, 11/25/11	45,000	44,998
0.100%, 01/18/12	33,000	32,990
FHLMC
0.185%, 08/10/12(B)	20,000	20,002

Description	Face Amount (000)	Value (000)
FHLMC DN (A)
0.134%, 10/03/11	$60,626	$60,625
0.001%, 10/06/11	25,000	25,000
0.001%, 10/13/11	15,960	15,960
0.001%, 10/18/11	10,068	10,068
0.001%, 10/24/11	50,000	50,000
0.001%, 10/31/11	23,811	23,811
0.180%, 12/13/11	50,000	49,982
0.120%, 01/03/12	30,000	29,991
0.060%, 01/09/12	44,000	43,993
0.090%, 02/07/12	28,712	28,703
0.100%, 02/13/12	15,887	15,881
0.110%, 03/13/12	25,000	24,987
0.140%, 08/06/12	25,000	24,970
FICO STRIP PO (A)
0.080%, 10/05/11	10,000	10,000
0.190%, 04/05/12	14,445	14,431
FNMA
2.000%, 01/09/12	45,000	45,229
0.875%, 01/12/12	25,000	25,042
FNMA DN (A)
0.100%, 10/03/11	100,000	99,999
0.060%, 10/19/11	30,000	29,999
0.080%, 11/02/11	50,000	49,996
0.110%, 11/14/11	50,000	49,993
0.190%, 12/01/11	50,000	49,984
0.140%, 12/19/11	30,000	29,991
0.020%, 12/28/11	50,000	49,998
0.090%, 01/03/12	50,000	49,988
0.180%, 05/01/12	17,000	16,982
Total U.S. Government Agency Obligations (Cost $1,951,728)		1,951,728
U.S. Government Related Securities [9.7%]
Straight-A Funding (A)
0.190%, 11/01/11	40,000	39,994
0.190%, 11/14/11	40,000	39,991
0.190%, 12/19/11	59,191	59,166
0.190%, 12/20/11	25,000	24,989
0.180%, 11/02/11	24,000	23,996
0.170%, 12/12/11	50,000	49,983
0.160%, 10/26/11	27,300	27,297
0.120%, 10/04/11	46,044	46,044
0.090%, 10/05/11	5,400	5,400
Total U.S. Government Related Securities (Cost $316,860)		316,860

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 24

schedule of investments
September 30, 2011

Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Corporate Bonds [5.6%]
Banks [2.6%]
American Express Bank, FDIC Insured, MTN
3.150%, 12/09/11	$22,250	$22,379
Bank of America, FDIC Insured, MTN
2.100%, 04/30/12	20,000	20,224
0.555%, 06/22/12(B)	9,100	9,123
Regions Bank, FDIC Insured, MTN
3.250%, 12/09/11	28,063	28,229
US Central Federal Credit Union
1.250%, 10/19/11	6,249	6,252
Total Banks		86,207
Financial Services [1.7%]
Citigroup, FDIC Insured
2.875%, 12/09/11	42,000	42,221
General Electric Capital, FDIC Insured, MTN
2.250%, 03/12/12	12,940	13,061
Total Financial Services		55,282
Investment Banker/Broker Dealer [1.3%]
Goldman Sachs Group
0.522%, 11/09/11(B)	13,420	13,427
Morgan Stanley, FDIC Insured
3.250%, 12/01/11	25,000	25,130
1.176%, 12/01/11(B)	5,400	5,410
Total Investment Banker/Broker Dealer		43,967
Total Corporate Bonds (Cost $185,456)		185,456

Municipal Bonds [2.2%]
California [0.5%]
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA (B) (C)
0.170%, 10/06/11	8,000	8,000
Sacramento County, Housing Authority, Ashford Heights Apartments Project, Ser H, RB, FNMA (B) (C)
0.180%, 10/06/11	9,000	9,000
Total California		17,000

Description	Face Amount (000)	Value (000)
Nevada [0.6%]
Nevada, Housing Division, Vista Creek Project, RB, FNMA (B) (C)
0.150%, 10/06/11	$21,000	$21,000
Texas [0.9%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA (B) (C)
0.210%, 10/6/11	13,900	13,900
Texas State, Department of Housing & Community Affairs, Idlewilde Apartments Project, RB, FNMA (B) (C)
0.180%, 10/06/11	13,935	13,935
Total Texas		27,835
Washington [0.2%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA (B) (C)
0.200%, 10/06/11	8,000	8,000
Total Municipal Bonds (Cost $73,835)		73,835

U.S. Treasury Obligation [0.8%]
U.S. Treasury Note
0.875%, 01/31/12	25,000	25,068
Total U.S. Treasury Obligation (Cost $25,068)		25,068
Repurchase Agreements(D) [21.9%]
Bank of America
0.030%, dated 09/30/11, repurchased on 10/03/11, repurchase price $337,000,843 (collateralized by various U.S. Government obligations, ranging in par value $1,161,000-$54,667,000, 0.000%-5.625%, 08/01/12-11/23/35; with total market value $343,740,632)	337,000	337,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 25

schedule of investments
September 30, 2011

Government Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
Barclays
0.050%, dated 09/30/11, repurchased on 10/03/11, repurchase price $62,300,260 (collateralized by a FHLB and FNMA obligation, ranging in par value $3,315,000-$56,789,000, 2.750%-3.625%, 03/13/14-03/12/21; with total market value $63,549,235)	$62,300	$62,300
Deutsche Bank
0.050%, dated 09/30/11, repurchased on 10/03/11, repurchase price $265,001,104 (collateralized by various U.S. Government obligations, ranging in par value $28,317,000-$90,065,000, 0.000%-6.030%, 08/01/12-01/15/37; with total market value $270,300,538)	265,000	265,000
Goldman Sachs
0.040%, dated 09/30/11, repurchased on 10/03/11, repurchase price $50,000,167 (collateralized by various U.S. Government obligations, ranging in par value $5,447,000-$9,642,000, 0.000%-5.000%, 03/14/12-09/03/30; with total market value $51,000,033)	50,000	50,000
Total Repurchase Agreements (Cost $714,300)		714,300
Total Investments [99.9%] (Cost $3,267,247)		$3,267,247

Percentages are based on Net Assets of $3,269,019 ($ Thousands).

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(C)	Put and Demand Feature — The date reported is the next reset date or put date.

(D)	Tri-Party Repurchase Agreement.

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FDIC Insured — Federal Depositary Insurance Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

PO — Principal Only

RB — Revenue Bond

Ser — Series

STRIP — Separate trading of registered interest and principal of securities.

As of September 30, 2011, all of the Fund’s investments are Level 2.

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 26

schedule of investments
September 30, 2011

Prime Money Market Fund

Description	Face Amount (000)	Value (000)
Commercial Paper [62.5%]
Banks [20.5%]
Australia & New Zealand Banking Group (A)
0.230%, 12/07/11	$15,000	$14,993
Bank of America
0.240%, 10/31/11	15,000	14,997
Bank of Nova Scotia
0.075%, 10/12/11	15,000	15,000
0.070%, 10/03/11	15,000	15,000
BNZ International Funding (A)
0.382%, 05/22/12	20,000	20,002
0.260%, 11/23/11	10,000	9,996
0.250%, 10/06/11	10,750	10,750
Commonwealth Bank of Australia (A)
0.398%, 06/22/12	10,000	9,996
Korea Development Bank
0.410%, 10/24/11	15,000	14,996
0.350%, 10/14/11	10,000	9,999
0.300%, 10/07/11	10,000	9,999
Manhattan Asset Funding (A)
0.240%, 10/24/11	10,000	9,998
National Australia Funding Delaware (A)
0.250%, 11/01/11	15,000	14,997
Sumitomo Corp of America
0.320%, 12/12/11	10,000	9,994
0.270%, 11/07/11	15,000	14,996
0.220%, 10/18/11	15,000	14,998
Sumitomo Mitsui Banking (A)
0.270%, 11/01/11	15,000	14,996
0.180%, 10/04/11	15,000	15,000
Toronto-Dominion Holdings USA (A)
0.090%, 11/22/11	15,000	14,998
0.040%, 10/27/11	10,000	10,000
Westpac Securities NZ (A)
0.340%, 12/16/11	10,000	9,993
Total Banks		275,698

Description	Face Amount (000)	Value (000)
Computer System Design & Services [1.1%]
Hewlett-Packard (A)
0.140%, 10/04/11	$15,000	$15,000
Financial Services [17.0%]
American Honda Finance
0.160%, 11/15/11	10,000	9,998
BTM Capital (A)
0.350%, 10/03/11	15,000	15,000
CAFCO (A)
0.150%, 10/03/11	15,000	15,000
Caisse Centrale Desjardins du Quebec (A)
0.290%, 12/28/11	15,000	14,989
0.140%, 10/03/11	15,000	15,000
General Electric Capital
0.130%, 10/14/11	10,000	10,000
Gotham Funding (A)
0.220%, 10/06/11	14,000	14,000
0.220%, 10/26/11	10,000	9,998
John Deere Credit (A)
0.090%, 10/19/11	15,000	14,999
0.070%, 10/13/11	19,000	18,999
0.060%, 10/06/11	5,000	5,000
MetLife Short Term Funding (A)
0.180%, 10/17/11	6,200	6,199
0.180%, 10/31/11	15,000	14,998
0.160%, 10/04/11	13,647	13,647
Old Line Funding (A)
0.160%, 10/21/11	15,750	15,749
Toyota Financial Services de Puerto Rico
0.080%, 10/07/11	10,000	10,000
Toyota Motor Credit
0.250%, 12/23/11	15,000	14,991
0.180%, 11/10/11	10,000	9,998
Total Financial Services		228,565
Food, Beverage & Tobacco [1.5%]
Nestle Capital (A)
0.030%, 10/11/11	10,000	10,000
PepsiCo (A)
0.050%, 11/01/11	10,000	9,999
Total Food, Beverage & Tobacco		19,999
Household Products [0.7%]
Procter & Gamble (A)
0.100%, 10/14/11	10,000	10,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 27

schedule of investments
September 30, 2011

Prime Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Import/Export [1.9%]
Mitsui & USA
0.220%, 11/16/11	$10,000	$9,997
0.190%, 10/11/11	15,000	14,999
Total Import/Export		24,996
Investment Banker/Broker Dealer [6.7%]
AllianceBernstein (A)
0.150%, 10/17/11	25,000	24,998
0.100%, 10/11/11	15,000	15,000
Citigroup Funding
0.370%, 12/07/11	10,000	9,993
Macquarie Bank (A)
0.290%, 10/17/11	20,000	19,998
0.260%, 10/28/11	20,000	19,996
Total Investment Banker/Broker Dealer		89,985
Miscellaneous Manufacturing [5.2%]
Chariot Funding (A)
0.150%, 10/19/11	10,000	9,999
Danske (A)
0.250%, 10/03/11	15,000	15,000
Fairway Finance (A)
0.160%, 10/05/11	10,000	10,000
Falcon Asset Securitization (A)
0.140%, 10/24/11	20,000	19,998
Variable Funding Capital (A)
0.130%, 10/12/11	15,000	14,999
Total Miscellaneous Manufacturing		69,996
Petroleum & Fuel Products [1.1%]
Shell International Finance BV (A)
0.070%, 10/24/11	15,000	14,999
Retail [4.6%]
Target
0.070%, 10/24/11	10,000	10,000
0.050%, 10/03/11	17,500	17,500
Wal-Mart Stores (A)
0.080%, 11/07/11	10,000	9,999
0.070%, 10/04/11	10,000	10,000
0.060%, 10/12/11	15,000	15,000
Total Retail		62,499

Description	Face Amount (000)	Value (000)
Schools [2.2%]
University of California
0.200%, 10/13/11	$15,000	$14,999
0.150%, 11/08/11	15,000	14,998
Total Schools		29,997
Total Commercial Paper (Cost $841,734)		841,734
Corporate Bonds [4.2%]
Banks [3.1%]
IADB DN (C)
0.015%, 10/04/11	21,200	21,200
Wachovia
5.300%, 10/15/11	20,000	20,038
Total Banks		41,238
Security Brokers & Dealers [1.1%]
Morgan Stanley, MTN
0.496%, 01/09/12(B)	15,000	14,996
Total Corporate Bonds (Cost $56,234)		56,234
U.S. Government Agency Obligations [3.0%]
FHLB
0.132%, 10/27/11(B)	10,000	10,000
0.330%, 07/16/12	10,000	10,000
FHLMC
0.185%, 08/10/12(B)	10,000	10,001
FNMA DN
0.100%, 11/30/11(C)	10,000	9,998
Total U.S. Government Agency Obligations (Cost $39,999)		39,999
Municipal Bonds [2.6%]
California [1.5%]
California State, Ser A-1, GO (B) (D) (E)
0.040%, 10/01/11	4,800	4,800
California State, Ser A-2, RB
2.000%, 06/26/12	15,000	15,176
Total California		19,976

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 28

schedule of investments
September 30, 2011

Prime Money Market Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Illinois [1.1%]
Chicago, Midway Airport Authority, RB (B) (D) (E)
0.120%, 10/01/11	$14,500	$14,500
Total Municipal Bonds (Cost $34,476)		34,476
U.S. Government Related Securities [1.9%]
Straight-A Funding
0.190%, 11/17/11	15,000	14,996
0.190%, 11/28/11	10,000	9,997
Total U.S. Government Related Securities (Cost $24,993)		24,993
Certificates of Deposit [11.9%]
Banco Del Estado De Chile
0.190%, 10/04/11	20,000	20,000
0.240%, 10/17/11	15,000	15,000
Bank of America
0.190%, 10/03/11	10,000	10,000
0.230%, 10/28/11	10,000	10,000
Bank of Montreal Chicago
0.329%, 10/31/11	25,000	25,000
Bank of Nova Scotia
0.290%, 12/28/11	10,000	10,000
Norinchukin Bank
0.290%, 10/28/11	15,000	15,000
0.350%, 11/30/11	10,000	10,000
Skandinaviska Enskilda Banken NY
0.220%, 10/03/11	15,000	15,000
Westpac Banking
0.290%, 11/02/11	10,000	10,002
0.319%, 06/15/12	20,000	20,000
Total Certificates of Deposit (Cost $160,002)		160,002

Short-Term Investment [0.5%]
Goldman Sachs Financial Square Funds - Government Fund, 0.006%*	7,290,680	7,291
Total Short-Term Investment (Cost $7,291)		7,291

Description	Face Amount (000)	Value (000)
Repurchase Agreements(F) [13.4%]
Bank of America
0.030%, dated 09/30/11, repurchased on 10/03/11, repurchase price $125,000,313 (collateralized by a FHLB and FNMA obligation, ranging in par value $40,635,000-$59,934,000, 0.044%-6.250%, 08/28/12-07/15/32; with total market value $127,500,799)	$125,000	$125,000
Barclays
0.050%, dated 09/30/11, repurchased on 10/03/11, repurchase price $5,600,023 (collateralized by a FNMA obligation, par value $5,688,000, 0.625%, 09/24/12; with total market value $5,712,311)	5,600	5,600
Deutsche Bank
0.050%, dated 09/30/11, repurchased on 10/03/11, repurchase price $50,000,208 (collateralized by a FNMA obligation, par value $44,749,000, 4.625%, 10/15/14; with total market value $51,000,790)	50,000	50,000
Total Repurchase Agreements (Cost $180,600)		180,600
Total Investments [100.0%] (Cost $1,345,329)		$1,345,329

Percentages are based on Net Assets of $1,345,648 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2011, the value of these securities amounted to $574,282 (000), representing 42.7% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(D)	Put and Demand Feature — The date reported is the next reset date or put date.

(E)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(F)	Tri-Party Repurchase Agreement.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 29

schedule of investments
September 30, 2011

Prime Money Market Fund (concluded)

DN — Discount Note

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

IADB — Inter-American Development Bank

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$841,734	$—	$841,734
Corporate Bonds	—	56,234	—	56,234
U.S. Government Agency Obligations	—	39,999	—	39,999
Municipal Bonds	—	34,476	—	34,476
U.S. Government Related Securities	—	24,993	—	24,993
Certificates of Deposit	—	160,002	—	160,002
Short-Term Investment	7,291	—	—	7,291
Repurchase Agreements	—	180,600	—	180,600
Total Investments in Securities	$7,291	$1,338,038	$—	$1,345,329

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 30

schedule of investments
September 30, 2011

California Tax Exempt Money Market Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [96.2%]
California [96.2%]
Bay Area Toll Authority, Ser A-2, RB (A) (B) (C)
0.080%, 10/06/11	$5,000	$5,000
Bay Area Toll Authority, Ser C-1, RB (A) (B) (C)
0.080%, 10/06/11	23,050	23,050
Bay Area Toll Authority, Ser C-1, RB (A) (B) (C)
0.080%, 10/06/11	19,445	19,445
Bay Area Toll Authority, Ser C-2, RB (A) (B) (C)
0.080%, 10/06/11	4,190	4,190
California State Department of Water Resources, Ser A, RB (D)
Pre-Refunded @ 101
5.375%, 05/01/12	10,000	10,400
California State, Economic Recovery Project, Ser C-1, GO (A) (B) (C)
0.080%, 10/01/11	5,750	5,750
California State, Health Facilities Financing Authority, Luvile Salter Project, Ser B, RB (A) (C)
0.110%, 10/06/11	11,700	11,700
California State, Health Facilities Financing Authority, Ser A, RB (A) (B) (C)
0.110%, 10/05/11	1,800	1,800
California State, Health Facilities Financing Authority, Ser B, RB (A) (B) (C)
0.130%, 10/05/11	22,250	22,250

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Ser C, RB (A) (B) (C)
0.140%, 10/05/11	$9,475	$9,475
California State, Health Facilities Financing Authority, Ser C, RB (A) (B) (C)
0.090%, 10/06/11	8,500	8,500
California State, Infrastructure & Economic Development Authority, J Paul Getty Trust Project, Ser B, RB (A) (C)
0.040%, 10/01/11	10,215	10,215
California State, Infrastructure & Economic Development Authority, J Paul Getty Trust Project, Ser B, RB (A) (C)
0.030%, 10/01/11	5,990	5,990
California State, Infrastructure & Economic Development Authority, J Paul Getty Trust Project, Ser D, RB (A) (C)
0.040%, 10/01/11	1,955	1,955
California State, Infrastructure & Economic Development Authority, Pacific Gas & Electric Project, Ser D, RB (A) (B) (C)
0.010%, 10/01/11	10,400	10,400
California State, Infrastructure & Economic Development Bank, Ser A, RB (C)
3.900%, 10/02/11	4,675	4,704
California State, Kindergarten Project, Ser A-2, GO (A) (B) (C)
0.060%, 10/01/11	24,550	24,550
California State, Kindergarten Project, Ser A-3, GO (A) (B) (C)
0.040%, 10/01/11	7,600	7,600
California State, Kindergarten Project, Ser A-8, GO (A) (B) (C)
0.140%, 10/06/11	29,400	29,400
California State, Kindergarten Project, Ser B-2, GO (A) (B) (C)
0.060%, 10/01/11	5,300	5,300
California State, Kindergarten Project, Ser B-5, GO (A) (B) (C)
0.130%, 10/06/11	9,200	9,200
California State, Ser A-2, GO (A) (B) (C)
0.040%, 10/01/11	4,275	4,275

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 31

schedule of investments
September 30, 2011

California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Ser A-2, RB
2.000%, 06/26/12	$21,000	$21,247
California State, Ser B-1, GO (A) (B) (C)
0.040%, 10/01/11	8,400	8,400
California State, Ser B-4, GO (A) (B) (C)
0.130%, 10/05/11	15,000	15,000
California State, Sub-Ser A-1, GO (A) (B) (C)
0.100%, 10/05/11	5,000	5,000
California State, Sub-Ser A-2, GO (A) (B) (C)
0.100%, 10/05/11	7,000	7,000
California Statewide, Communities Development Authority, John Muir Health Project, Ser A, RB (A) (B) (C)
0.010%, 10/01/11	10,000	10,000
California Statewide, Communities Development Authority, Masters College Project, Ser A, RB (A) (B) (C)
0.130%, 10/06/11	3,000	3,000
California Statewide, Communities Development Authority, Ser D, RB (A) (C)
0.110%, 10/05/11	21,500	21,500
East Bay, Municipal Utility District, Ser A-2, RB (A) (C)
0.070%, 10/05/11	14,900	14,900
East Bay, Municipal Utility District, Sub-Ser A-1, RB (A) (C)
0.090%, 10/05/11	11,885	11,885
Eastern Municipal Water District, Ser B, COP (A) (C)
0.100%, 10/05/11	17,600	17,600
Eastern Municipal Water District, Ser D, COP (A) (C)
0.130%, 10/05/11	14,375	14,375
Elsinore Valley, Municipal Water District, Ser A, COP (A) (B) (C)
0.150%, 10/05/11	3,485	3,485
Elsinore Valley, Municipal Water District, Ser B, COP (A) (B) (C)
0.130%, 10/06/11	14,700	14,700
Glendale, Police Building Project, COP (A) (C)
0.150%, 10/06/11	17,300	17,300
Irvine, Improvement Board, Act 1915 Project, District #05-21, Ser A, COP (A) (B) (C)
0.200%, 10/01/11	10,000	10,000

Description	Face Amount (000)	Value (000)
Irvine, Improvement Board, Act 1915 Project, District #97-16, COP (A) (B) (C)
0.200%, 10/01/11	$3,500	$3,500
Irvine, Improvement Board, Act 1915 Project, District #97-17, SAB (A) (B) (C)
0.200%, 10/01/11	7,150	7,150
Long Beach, TRAN
2.000%, 09/28/12	7,000	7,118
Los Angeles County, TRAN
2.500%, 02/29/12	3,000	3,027
Los Angeles County, TRAN
2.500%, 03/30/12	2,500	2,527
Los Angeles County, Metropolitan Transportation Authority, RB (A) (B) (C)
0.100%, 10/06/11	2,000	2,000
Los Angeles County, Metropolitan Transportation Authority, Ser A1, RB (A) (C)
0.080%, 10/01/11	3,100	3,100
Los Angeles County, Metropolitan Transportation Authority, Ser A1, RB (A) (C)
0.160%, 10/06/11	12,785	12,785
Los Angeles County, Metropolitan Transportation Authority, Ser A2, RB (A) (C)
0.080%, 10/01/11	9,200	9,200
Los Angeles County, Metropolitan Transportation Authority, Ser C2, RB (A) (B) (C)
0.100%, 10/06/11	9,325	9,325
Los Angeles County, Metropolitan Transportation Authority, Ser C4, RB, FGIC (A) (B) (C)
0.100%, 10/06/11	2,400	2,400
Los Angeles County, Ser A, TRAN
2.500%, 02/29/12	3,000	3,027
Los Angeles, Department of Water & Power, Sub-Ser A-3, RB (A) (C)
0.110%, 10/06/11	2,500	2,500
Los Angeles, Department of Water & Power, Sub-Ser B-1, RB (A) (C)
0.110%, 10/06/11	5,350	5,350
Los Angeles, Department of Water & Power, Sub-Ser B-2, RB (A) (C)
0.030%, 10/01/11	30,000	30,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 32

schedule of investments
September 30, 2011

California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Department of Water & Power, Sub-Ser B-2, RB (A) (C)
0.100%, 10/06/11	$12,600	$12,600
Los Angeles, Department of Water & Power, Sub-Ser B-3, RB (A) (C)
0.100%, 10/01/11	14,360	14,360
Los Angeles, Department of Water & Power, Sub-Ser B-4, RB (A) (C)
0.110%, 10/06/11	9,000	9,000
Los Angeles, Department of Water & Power, Sub-Ser B-5, RB (A) (C)
0.160%, 10/06/11	5,400	5,400
Los Angeles, Unified School District, Administration Building III Project, Ser B, COP (A) (B) (C)
0.160%, 10/05/11	12,265	12,265
Los Angeles, Wastewater Systems Authority, Sub-Ser B, RB (A) (B) (C)
0.110%, 10/06/11	9,720	9,720
Metropolitan Water District of Southern California, Ser A-2, RB (A) (C)
0.160%, 10/06/11	11,000	11,000
Modesto California, Ser A, RB (A) (B) (C)
0.120%, 10/06/11	4,900	4,900
Newport Beach, Hoag Memorial Hospital Project, Ser C, RB (A) (C)
0.110%, 10/05/11	14,200	14,200
Oakland-Alameda County, Coliseum Authority, Ser C-1, RB (A) (B) (C)
0.150%, 10/05/11	14,400	14,400
Oakland-Alameda County, Coliseum Authority, Ser C-2, RB (A) (B) (C)
0.120%, 10/05/11	3,500	3,500
Orange County, TECP
0.130%, 10/03/11	15,000	15,000
Orange County, Water District Authority, Ser A, COP (A) (B) (C)
0.130%, 10/05/11	16,850	16,850
Riverside County, Public Facilities Authority, Ser C, COP (A) (B) (C)
0.130%, 10/05/11	9,600	9,600
Riverside County, Ser A, TRAN
2.000%, 03/30/12	5,000	5,043

Description	Face Amount (000)	Value (000)
Riverside, Water Authority, Ser A, RB (A) (C)
0.230%, 10/06/11	$5,000	$5,000
Sacramento County, Sanitation District Financing Authority, Sub-Ser D, RB (A) (B) (C)
0.080%, 10/01/11	17,000	17,000
Sacramento County, Sanitation District Financing Authority, Sub-Ser E, RB (A) (B) (C)
0.140%, 10/05/11	11,700	11,700
San Diego County, Regional Transportation Commission, Ser B, RB (A) (C)
0.130%, 10/06/11	12,980	12,980
San Diego, Water Authority, TECP
0.140%, 10/06/11	3,000	3,000
San Diego, Water Authority, TECP
0.160%, 12/01/11	13,100	13,100
San Francisco City & County Airports Commission, Ser 37C, RB (A) (B) (C)
0.130%, 10/05/11	10,000	10,000
Santa Clara County, Financing Authority, Multiple Facilities Projects, Ser M, RB (A) (B) (C)
0.170%, 10/05/11	10,105	10,105
Santa Clara County, Financing Authority, VMC Facility Replacement Project, Ser B, RB (A) (C)
0.140%, 10/05/11	14,820	14,820
Santa Clara Valley Transportation Authority, Ser C, RB (A) (C)
0.100%, 10/06/11	995	995
Santa Clara Valley, Transportation Authority, Ser C, RB (A) (C)
0.120%, 10/06/11	12,000	12,000
Santa Clara Valley, Transportation Authority, Ser D, RB (A) (C)
0.100%, 10/06/11	20,800	20,800
Southern California Public Power Authority, RB (A) (B) (C)
0.180%, 10/05/11	7,000	7,000
Southern California, Metropolitan Water District, Ser A-1, RB (A) (C)
0.180%, 10/06/11	2,440	2,440

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 33

schedule of investments
September 30, 2011

California Tax Exempt Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
University of California, Regents Medical Center, Ser B-1, RB (A) (C)
0.030%, 10/01/11	$10,450	$10,450
Total California		842,778
Total Municipal Bonds (Cost $842,778)		842,778
Commercial Paper [1.7%]
California [1.7%]
Regent of the University of California
0.110%, 10/03/11	15,000	15,000
Total Commercial Paper (Cost $15,000)		15,000
Total Investments [97.9%] (Cost $857,778)		$857,778

Percentages are based on Net Assets of $876,316 ($ Thousands).

(A)	Put and Demand Feature — The date reported is the next reset or put date.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(D)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TECP — Tax-Exempt Commercial Paper

TRAN — Tax and Revenue Anticipation Note

As September 30, 2011, all of the Fund’s investments are Level 2.

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 34

schedule of investments
September 30, 2011

Limited Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [39.8%]
FHLB
5.750%, 05/15/12	$1,750	$1,809
0.875%, 08/22/12	2,000	2,011
FHLMC
4.750%, 03/05/12	1,000	1,020
4.375%, 07/17/15	1,300	1,468
2.125%, 09/21/12	1,750	1,781
FNMA
6.125%, 03/15/12	600	616
5.375%, 11/15/11	1,000	1,006
5.250%, 08/01/12	1,000	1,041
5.000%, 03/15/16	600	701
5.000%, 02/13/17	1,000	1,185
0.700%, 09/19/14	545	542
0.500%, 08/09/13	2,000	2,002
Total U.S. Government Agency Obligations (Cost $15,038)		15,182
Corporate Bonds [31.1%]
Banks [16.3%]
ANZ National International
6.200%, 07/19/13	625	668
Bank of America
4.875%, 01/15/13	150	150
Bank of New York Mellon, MTN
5.000%, 03/23/12	150	153
Barclays Bank, MTN
4.500%, 03/10/17(A)	545	510
Citigroup
6.375%, 08/12/14	600	635
Credit Suisse NY, MTN
5.000%, 05/15/13	600	620
Goldman Sachs Group
5.125%, 01/15/15	600	619
JPMorgan Chase, MTN
2.050%, 01/24/14	600	606

Description	Face Amount (000)	Value (000)
Morgan Stanley
5.375%, 10/15/15	$600	$595
3.250%, 12/01/11	1,000	1,005
Wachovia, MTN
5.500%, 05/01/13	600	638
Total Banks		6,199
Computer System Design & Services [1.5%]
Hewlett-Packard
4.250%, 02/24/12	150	152
2.950%, 08/15/12	120	122
IBM
4.750%, 11/29/12	165	172
2.100%, 05/06/13	140	143
Total Computer System Design & Services		589
Drugs [0.5%]
Pfizer
4.450%, 03/15/12	170	173
Financial Services [8.7%]
Boeing Capital
6.500%, 02/15/12	150	153
Caterpillar Financial Services, MTN
5.750%, 02/15/12	150	153
CME Group
5.400%, 08/01/13	625	669
General Electric Capital, MTN
2.950%, 05/09/16	545	546
2.000%, 09/28/12	1,000	1,017
HSBC Finance
5.500%, 01/19/16	600	627
John Deere Capital, MTN
5.250%, 10/01/12	150	156
Total Financial Services		3,321
Food, Beverage & Tobacco [0.6%]
Coca-Cola Refreshments USA
3.750%, 03/01/12	170	172
PepsiCo
5.150%, 05/15/12	60	62
Total Food, Beverage & Tobacco		234
Investment Banker/Broker Dealer [2.2%]
Goldman Sachs Group
6.600%, 01/15/12	115	117

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 35

schedule of investments
September 30, 2011

Limited Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Merrill Lynch, MTN
5.000%, 01/15/15	$600	$580
Morgan Stanley
6.600%, 04/01/12	150	153
Total Investment Banker/Broker Dealer		850
Retail [0.4%]
Wal-Mart Stores
5.000%, 04/05/12	170	174
Telephones & Telecommunications [0.4%]
AT&T
7.300%, 11/15/11	150	151
Transport-Rail [0.5%]
Canadian National Railway
6.375%, 10/15/11	175	175
Total Corporate Bonds (Cost $11,950)		11,866
U.S. Treasury Obligations [11.7%]
U.S. Treasury Notes
4.250%, 08/15/15	3,000	3,410
4.125%, 08/31/12	1,000	1,036
Total U.S. Treasury Obligations (Cost $4,226)		4,446
U.S. Government Mortgage-Backed Obligations [6.4%]
FHLMC, Pool G12806
5.500%, 09/01/22	158	171
FHLMC, Pool G18247
5.000%, 04/01/23	112	121
FHLMC, Pool G18251
5.000%, 05/01/23	167	179
FHLMC, Pool G18321
4.500%, 08/01/24	96	102
FHLMC, Pool J04241
5.500%, 01/01/22	96	103
FHLMC, Pool J04459
5.000%, 03/01/22	79	85
FHLMC, Pool J04508
5.000%, 03/01/22	86	93
FHLMC, Pool J07575
5.000%, 04/01/23	100	108
FNMA, Pool 541946
7.500%, 07/01/30	—	1
FNMA, Pool 837196
5.500%, 02/01/21	199	216

Description	Face Amount (000)	Value (000)
FNMA, Pool 933915
4.500%, 06/01/23	$196	$209
FNMA, Pool 961783
4.500%, 02/01/23	180	192
FNMA REMIC, Ser 2011-79, Cl GC
2.000%, 12/25/22	853	868
Total U.S. Government Mortgage-Backed Obligations (Cost $2,327)		2,448
Municipal Bonds [6.3%]
California [6.3%]
Southern California Public Power Authority, Sub-Ser B, RB, AGM, ETM
6.930%, 05/15/17	1,000	1,273
State of California, Ser A2, RB
2.000%, 06/26/12	545	552
University of California, RB (A)
1.988%, 05/15/50	545	554
Total California		2,379
Total Municipal Bonds (Cost $2,293)		2,379
Sovereign Debt [2.0%]
Province of Ontario Canada
4.100%, 06/16/14	600	649
1.875%, 11/19/12	125	127
Total Sovereign Debt (Cost $767)		776
Asset-Backed Securities [0.8%]
Mercedes-Benz Auto Receivables Trust, Ser 2009-1, Cl A4
2.430%, 03/15/16	165	169
USAA Auto Owner Trust, Ser 2009-2, Cl A4
2.530%, 07/15/15	135	138
Total Asset-Backed Securities (Cost $300)		307

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 36

schedule of investments
September 30, 2011

Limited Maturity Fixed Income Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [1.3%]
AIM STIT-Treasury Portfolio, 0.020%*	494,082	$494
Total Short-Term Investment (Cost $494)		494
Total Investments [99.4%] (Cost $37,395)		$37,898

Percentages are based on Net Assets of $38,145 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)	Floating Rate Security — The rate reflected is the rate in effect on September 30, 2011.

AGM — Assured Guarantee Municipal

Cl — Class

ETM — Escrowed to Maturity

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$15,182	$—	$15,182
Corporate Bonds	—	11,866	—	11,866
U.S. Treasury Obligations	—	4,446	—	4,446
U.S. Government Mortgage-Backed Obligations	—	2,448	—	2,448
Municipal Bonds	—	2,379	—	2,379
Sovereign Debt	—	776	—	776
Asset-Backed Securities	—	307	—	307
Short-Term Investment	494	—	—	494
Total Investments in Securities	$494	$37,404	$—	$37,898

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on the valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 37

schedule of investments
September 30, 2011

Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [53.6%]
Egypt Government AID Bond
4.450%, 09/15/15	$8,000	$9,045
FAMC, MTN
3.250%, 06/25/14	7,000	7,465
FFCB
1.875%, 12/07/12	8,000	8,145
0.600%, 08/01/13	8,000	8,007
FHLB
3.250%, 09/12/14	3,000	3,210
0.393%, 04/08/14(A)	8,000	8,016
FHLMC, MTN
4.375%, 07/17/15	5,000	5,648
1.050%, 06/27/14	8,000	8,012
FNMA
4.750%, 11/19/12	7,000	7,349
3.100%, 03/22/16	4,000	4,052
0.700%, 09/19/14	4,000	3,982
Israel Government AID Bond
3.962%, 05/15/20(B)	15,528	12,782
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	8,000	10,084
Total U.S. Government Agency Obligations (Cost $92,994)		95,797
U.S. Government Mortgage-Backed Obligations [41.0%]
FHLB CMO, Ser 2008-1239, Cl I
4.805%, 08/20/15	5,498	6,013
FHLMC REMIC, Ser 2006-R005, Cl AB
5.500%, 12/15/18	1,680	1,720
FHLMC REMIC, Ser 2007-R010, Cl AB
5.500%, 12/15/19	3,024	3,134
FHLMC REMIC, Ser 2007-R011, Cl AB
5.500%, 12/15/20	4,847	5,048
FHLMC REMIC, Ser 2007-R012, Cl AB
5.500%, 12/15/20	1,752	1,802
FHLMC REMIC, Ser 2007-R013, Cl AB
6.000%, 12/15/21	192	197

Description	Face Amount (000)	Value (000)
FHLMC REMIC, Ser 2010-3680, Cl VA
4.500%, 07/15/21	$7,278	$7,785
FHLMC REMIC, Ser 2011-3805, Cl EK
4.000%, 06/15/40	7,359	7,756
FHLMC REMIC, Ser 2011-3806, Cl UP
4.500%, 02/15/41	7,792	8,603
FNMA ARM
2.375%, 03/01/34(A)	305	321
FNMA REMIC, Ser 2005-25, Cl VH
5.000%, 04/25/16	3,151	3,320
FNMA REMIC, Ser 2006-R009, Cl AJ
5.750%, 12/15/18	4,185	4,307
FNMA REMIC, Ser 2011-17, Cl EK
4.000%, 07/25/25	6,993	7,367
FNMA REMIC, Ser 2011-79, Cl GC
2.000%, 12/25/22	7,582	7,712
GNMA
8.000%, 08/15/22	10	12
7.500%, 06/15/24	3	4
7.500%, 05/15/26	3	3
7.500%, 04/15/32	30	35
7.000%, 12/15/16	8	9
6.000%, 01/15/29	5	6
GNMA ARM
2.000%, 08/20/35(A)	83	86
1.750%, 04/20/35(A)	431	445
GNMA CMO, Ser 2010-87, Cl NE
3.000%, 09/20/38	7,407	7,696
Total U.S. Government Mortgage-Backed Obligations (Cost $72,453)		73,381
U.S. Treasury Obligation [4.6%]
U.S. Treasury Note
1.375%, 11/30/15	8,000	8,208
Total U.S. Treasury Obligation (Cost $7,859)		8,208

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 38

schedule of investments
September 30, 2011

Government Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [0.7%]
Goldman Sachs Financial Square Funds - Government Fund, 0.006%*	1,242,015	$1,242
Total Short-Term Investment (Cost $1,242)		1,242
Total Investments [99.9%] (Cost $174,548)		$178,628

Percentages are based on Net Assets of $178,806 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$95,797	$—	$95,797
U.S. Government Mortgage-Backed Obligations	—	73,381	—	73,381
U.S. Treasury Obligation	—	8,208	—	8,208
Short-Term Investment	1,242	—	—	1,242
Total Investments in Securities	$1,242	$177,386	$—	$178,628

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 39

schedule of investments
September 30, 2011

Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [87.9%]
Automotive [0.9%]
Daimler Finance North America
1.875%, 09/15/14(A)	$1,000	$987
Banks [15.2%]
ANZ National Int'l
3.250%, 04/02/12(A)	2,000	2,022
Bank of America, FDIC Insured, MTN
3.125%, 06/15/12	1,500	1,531
Bank of Scotland
5.000%, 11/21/11(A)	1,000	1,005
Barclays Bank
6.050%, 12/04/17(A)	1,000	918
Barclays Bank, MTN
4.500%, 03/10/17(B)	1,950	1,823
Deutsche Bank
7.250%, 10/15/11	500	501
Deutsche Bank, MTN
3.875%, 08/18/14	853	870
JPMorgan Chase
6.000%, 10/01/17	1,890	1,987
JPMorgan Chase, FDIC Insured
2.125%, 12/26/12	2,500	2,555
Wachovia Bank, MTN
4.800%, 11/01/14	3,240	3,457

Description	Face Amount (000)	Value (000)
Wells Fargo, FDIC Insured
3.000%, 12/09/11	$700	$703
Total Banks		17,372
Chemicals [1.0%]
Dow Chemical
5.900%, 02/15/15	1,000	1,104
Communication & Media [2.2%]
CBS
8.875%, 05/15/19	1,000	1,277
Comcast Cable Communications Holdings
8.375%, 03/15/13	160	176
Time Warner Cable
5.850%, 05/01/17	1,000	1,111
Total Communication & Media		2,564
Computer System Design & Services [3.6%]
Cisco Systems
5.500%, 02/22/16	1,250	1,441
Dell
5.625%, 04/15/14	1,000	1,088
Hewlett-Packard
6.125%, 03/01/14	1,470	1,607
Total Computer System Design & Services		4,136
Diversified Operations [0.5%]
3M, MTN
4.375%, 08/15/13	500	536
Electrical Services [2.2%]
Alabama Power
4.850%, 12/15/12	1,380	1,444
American Electric Power
5.250%, 06/01/15	986	1,093
Total Electrical Services		2,537
Finance Auto Loans [0.9%]
Harley-Davidson Financial Services, MTN
3.875%, 03/15/16(A)	1,000	1,029
Financial Services [15.7%]
Ally Financial, FDIC Insured
2.200%, 12/19/12	2,500	2,555

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 40

schedule of investments
September 30, 2011

Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
American Express Credit, MTN
2.800%, 09/19/16	$1,100	$1,095
Boeing Capital
6.500%, 02/15/12	930	949
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15(A)	3,000	3,083
CME Group
5.400%, 08/01/13	95	102
General Electric Capital
5.900%, 05/13/14	3,000	3,280
General Electric Capital, FDIC Insured, MTN
2.625%, 12/28/12	2,770	2,848
HSBC Finance
5.250%, 04/15/15	1,250	1,294
National Rural Utilities, Ser C, MTN
7.250%, 03/01/12	833	855
Societe Generale
2.200%, 09/14/13(A)	2,000	1,885
Total Financial Services		17,946
Food, Beverage & Tobacco [4.4%]
Anheuser-Busch InBev Worldwide
5.375%, 11/15/14	1,195	1,335
Bottling Group
5.500%, 04/01/16	1,000	1,164
4.625%, 11/15/12	1,435	1,499
Dr Pepper Snapple Group
2.900%, 01/15/16	1,000	1,032
Total Food, Beverage & Tobacco		5,030
Internet Security [0.9%]
Symantec
2.750%, 09/15/15	1,000	1,013
Investment Banker/Broker Dealer [12.9%]
Citigroup
5.850%, 08/02/16	980	1,048
5.500%, 02/15/17	250	249
Citigroup Funding, FDIC Insured
2.250%, 12/10/12	2,500	2,555
Credit Suisse
5.500%, 08/15/13	1,250	1,307
Goldman Sachs Group
5.625%, 01/15/17	1,700	1,649

Description	Face Amount (000)	Value (000)
Jefferies Group
8.500%, 07/15/19	$870	$968
Macquarie Group
6.000%, 01/14/20(A)	2,000	1,896
Merrill Lynch
6.050%, 05/16/16	2,025	1,822
Morgan Stanley, MTN
6.250%, 08/28/17	2,000	1,975
Nomura Holdings, MTN
4.125%, 01/19/16	1,200	1,218
Total Investment Banker/Broker Dealer		14,687
Multi-line Insurance [1.5%]
MetLife
7.717%, 02/15/19	1,430	1,753
Petroleum & Fuel Products [7.8%]
BP Capital Markets
5.250%, 11/07/13	2,000	2,154
ConocoPhillips Canada Funding I
5.625%, 10/15/16	2,000	2,322
Duke Capital
5.500%, 03/01/14	615	663
Kinder Morgan Energy Partners
6.000%, 02/01/17	1,000	1,132
Shell International Finance
3.250%, 09/22/15	1,500	1,599
Transocean
6.000%, 03/15/18	1,000	1,065
Total Petroleum & Fuel Products		8,935
Real Estate Investment Trusts [4.9%]
HCP
5.650%, 12/15/13	500	525
5.625%, 05/01/17	500	519
Health Care REIT
4.700%, 09/15/17	1,000	1,002
Kimco Realty
6.875%, 10/01/19	1,080	1,233
Simon Property Group
6.100%, 05/01/16	2,000	2,268
Total Real Estate Investment Trusts		5,547
Retail [5.2%]
CVS Caremark
6.125%, 08/15/16	1,000	1,157
Kroger
5.500%, 02/01/13	450	474

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 41

schedule of investments
September 30, 2011

Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Target
6.000%, 01/15/18	$1,770	$2,144
Wal-Mart Stores
2.875%, 04/01/15	2,000	2,110
Total Retail		5,885
Telephones & Telecommunications [8.1%]
AT&T
5.100%, 09/15/14	2,000	2,197
2.400%, 08/15/16	1,870	1,887
Deutsche Telekom International Finance
5.250%, 07/22/13	475	502
Motorola Solutions
6.000%, 11/15/17	1,000	1,107
Telefonica Emisiones SAU
6.421%, 06/20/16	1,000	1,025
Verizon Communications
5.550%, 02/15/16	2,195	2,504
Total Telephones & Telecommunications		9,222
Total Corporate Bonds (Cost $98,377)		100,283
Sovereign Debt [3.9%]
Kingdom of Denmark
2.750%, 11/15/11	3,000	3,008
Korea National Oil
2.875%, 11/09/15(A)	1,000	967
United Mexican States, MTN
5.875%, 01/15/14	450	486
Total Sovereign Debt (Cost $4,459)		4,461
Municipal Bonds [3.7%]
California [2.8%]
California State, City of Industry, Sales Tax Project, RB, NATL-RE
5.000%, 01/01/12	955	960
California State, GO
5.700%, 11/01/21	185	200
California State, Ser A-2, RB
2.000%, 06/26/12	2,000	2,024
Total California		3,184

Description	Face Amount (000)/Shares	Value (000)
Wisconsin [0.9%]
De Pere, Unified School District, GO, FGIC (C)
Pre-Refunded @ 100
4.500%, 10/01/11	$995	$995
Total Municipal Bonds (Cost $4,163)		4,179
U.S. Treasury Obligation [0.6%]
U.S. Treasury Inflation Protection Security
2.000%, 01/15/14	611	649
Total U.S. Treasury Obligation (Cost $617)		649
U.S. Government Mortgage-Backed Obligations [0.3%]
FHLMC REMIC, Ser 2005-2982, Cl NB
5.500%, 02/15/29	32	32
FNMA REMIC, Ser 2002-56, Cl MC
5.500%, 09/25/17	318	338
Total U.S. Government Mortgage-Backed Obligations (Cost $350)		370
Short-Term Investment [2.7%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.116%*	3,051,571	3,052
Total Short-Term Investment (Cost $3,052)		3,052
Total Investments [99.1%] (Cost $111,018)		$112,994

Percentages are based on Net Assets of $114,044 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2011, the value of these securities amounted to $13,792 (000), representing 12.1% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 42

schedule of investments
September 30, 2011

Corporate Bond Fund (concluded)

Cl — Class

FDIC Insured — Federal Depositary Insurance Corporation

FGIC — Financial Guaranty Insurance Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$100,283	$—	$100,283
Sovereign Debt	—	4,461	—	4,461
Municipal Bonds	—	4,179	—	4,179
U.S. Treasury Obligation	—	649	—	649
U.S. Government Mortgage-Backed Obligations	—	370	—	370
Short-Term Investment	3,052	—	—	3,052
Total Investments in Securities	$3,052	$109,942	$—	$112,994

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 43

schedule of investments
September 30, 2011

California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [95.4%]
Arizona [1.4%]
Arizona State, School Facilities Board, Ser C, COP, AGM
Callable 09/01/14 @ 100
5.000%, 09/01/15	$750	$813
California [86.5%]
Atwater, Elementary School District, Ser A, GO, NATL-RE FGIC
Callable 08/01/13 @ 100
5.000%, 08/01/22	660	680
Azusa, Redevelopment Agency, Mortgage-Backed Securities Program, Ser A, RB, FNMA, ETM
6.875%, 10/01/12	200	213
Bay Area, Infrastructure Financing Authority, State Payment Acceleration Project, RB, NATL-RE FGIC
Callable 08/01/14 @ 100
5.000%, 08/01/17	600	638
California Health Facilities Financing Authority, Ser A, RB
Callable 11/15/13 @ 100
5.000%, 11/15/23	1,000	1,062
California State, Department of Water Resources, Water Systems Project, Ser Y, RB, NATL-RE FGIC
Callable 06/01/13 @ 100
5.250%, 12/01/19	515	557

Description	Face Amount (000)	Value (000)
California State, Economic Recovery Authority, Ser A, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/15	$965	$1,067
California State, Economic Recovery Authority, Ser B, GO (A)
4.000%, 07/01/23	750	807
California State, Educational Facilities Authority, Stanford University Project, Ser T-4, RB
5.000%, 03/15/14	350	389
California State, GO
Callable 03/01/15 @ 100
5.000%, 03/01/16	1,500	1,666
California State, GO
Callable 02/01/12 @ 100
5.000%, 02/01/18	175	177
California State, GO
5.000%, 09/01/20	1,000	1,152
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,170
California State, Infrastructure & Economic Authority, Bay Area Toll Bridges Project, Ser A, RB, AGM (B)
Pre-Refunded @ 100
5.250%, 07/01/13	125	136
California State, Public Works Board Lease, Department of Corrections-Administration Project, Ser A, RB, AMBAC
Callable 03/01/12 @ 100
5.250%, 03/01/18	155	157
California State, Public Works Board, Department of Mental Health Project, Ser A, RB
5.250%, 06/01/13	200	212
California State, Public Works Board, Regents University, Ser C, RB, NATL-RE FGIC
5.000%, 09/01/20	825	964
California State, Public Works Board, University of California Project, Ser C-1, RB
Callable 03/01/20 @ 100
5.000%, 03/01/21	660	758
California State, Public Works Board, University of California Research Project, Ser L, RB, NATL-RE
Callable 11/01/15 @ 100
5.250%, 11/01/16	1,000	1,146

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 44

schedule of investments
September 30, 2011

California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California Statewide Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	$200	$231
California Statewide Communities Development Authority, Kaiser Permanente, Ser B, RB (A)
3.900%, 08/01/31	625	673
California Statewide Communities Development Authority, Proposition 1A Receivables, Ser PG, RB
5.000%, 06/15/13	2,460	2,627
Carlsbad, Public Financing Authority, Municipal Golf Course Project, Ser A, RB, AMBAC
4.500%, 09/01/16	350	396
Castaic Lake, Water Agency, 1999 Project, Ser A, COP, AMBAC
Callable 08/01/16 @ 100
5.000%, 08/01/22	275	300
Castaic Lake, Water Agency, Water Systems Improvement Project, Ser A, COP, NATL-RE
7.000%, 08/01/13	300	332
Clovis, Public Financing Authority, Ser A, TA, NATL-RE
3.250%, 08/01/13	400	397
County of Riverside, Ser A, COP, AMBAC
5.000%, 11/01/17	1,500	1,681
El Camino, Hospital District, GO, NATL-RE
Callable 02/01/17 @ 100
5.000%, 08/01/20	500	548
Escondido, Union School District, Refunding & Financing Project, COP, NATL-RE
4.750%, 07/01/19	735	766
Fresno, Unified School District, Election 2001 Project, Ser D, GO, NATL-RE (B)
Pre-Refunded @ 102
5.000%, 08/01/13	200	221
Gilroy, Unified School District, GO (C)
3.506%, 04/01/13	500	486

Description	Face Amount (000)	Value (000)
Gilroy, Unified School District, GO, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/19	$800	$841
Golden State, Tobacco Settlement, Enhanced-Asset Backed, Ser A, RB, AMBAC
Callable 10/20/11 @ 100
5.000%, 06/01/20	500	500
Golden State, Tobacco Settlement, Ser A-1, RB (B)
Pre-Refunded @ 100
6.750%, 06/01/13	920	1,015
Imperial Irrigation District, RB
Callable 07/01/21 @ 100
5.250%, 07/01/23	1,000	1,174
Jefferson, Unified High School District, Ser A, GO, NATL-RE FGIC
5.000%, 08/01/14	200	218
Long Beach, Community College District, Ser A, GO
9.850%, 01/15/13	500	559
Los Angeles County, Metropolitan Transportation Authority, Proposition A, Ser B, RB, AGM
Callable 11/04/11 @ 101
5.250%, 07/01/15	250	253
Los Angeles County, Metropolitan Transportation Authority, Proposition C, Ser A, RB, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/16	200	221
Los Angeles County, Sanitation Districts Financing Authority, Capital Projects (District #14), Sub-Ser B, RB, NATL-RE FGIC
3.750%, 10/01/14	175	185
Los Angeles, Department of Water & Power, Power Systems Project, Sub-Ser A-2, RB, AGM
Callable 07/01/15 @ 100
5.000%, 07/01/25	1,000	1,079
Los Angeles, Municipal Improvement Authority, Central Library Project, Ser A, RB, NATL-RE
5.250%, 06/01/12	300	308
Los Angeles, Municipal Improvement Authority, Central Library Project, Ser A, RB, NATL-RE
Callable 06/01/12 @ 100
5.500%, 06/01/18	500	513

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 45

schedule of investments
September 30, 2011

California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Municipal Improvement Authority, Real Property, Ser E, RB
5.000%, 09/01/15	$275	$306
Los Angeles, Municipal Improvement Authority, Ser A, RB
4.000%, 11/01/19	475	484
Los Angeles, Municipal Improvement Authority, Ser C, RB
4.000%, 09/01/16	500	540
Los Angeles, Ser A, GO, AGM (B)
Pre-Refunded @ 100
5.000%, 09/01/12	750	782
Los Angeles, Unified School District, COP, AMBAC
5.000%, 10/01/12	750	780
Los Angeles, Unified School District, Ser A-1, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/17	165	180
Los Angeles, Unified School District, Ser I, GO
Callable 07/01/19 @ 100
5.250%, 07/01/23	1,000	1,132
Los Angeles, Wastewater Systems Authority, Ser A, RB
5.000%, 06/01/14	825	918
Modesto Irrigation District, Ser A, RB
5.000%, 07/01/17	1,000	1,158
Mount San Antonio, Community College District, GO (C)
3.857%, 05/01/15	500	459
Oakley, Civic Center Project, COP
4.000%, 05/01/12	230	234
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	1,050	1,215
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	534
Port of Oakland, Ser B, RB, NATL-RE
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	526
Port of Oakland, Ser C, RB, NATL-RE
5.000%, 11/01/15	450	503

Description	Face Amount (000)	Value (000)
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL-RE FGIC
Callable 10/01/17 @ 100
5.000%, 10/01/21	$400	$447
Sacramento, City Financing Authority, EPA Building Project, Ser A, RB, AMBAC
Callable 11/04/11 @ 100
4.750%, 05/01/17	525	526
Sacramento, Municipal Utility District, Ser T, RB, NATL-RE FGIC
Callable 05/15/14 @ 100
5.250%, 05/15/22	805	856
Sacramento, Unified School District, Election of 2002, GO, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/18	300	334
San Diego, Public Facilities Financing Authority, Ser B, RB
5.000%, 05/15/14	750	823
San Diego, Unified School District, Election 1998 Project, Ser E, GO, AGM
Callable 07/01/13 @ 101
5.250%, 07/01/16	100	109
San Francisco City & County Finance, RB, NATL-RE
Callable 07/01/14 @ 100
3.750%, 07/01/18	500	509
San Francisco City & County, Airports Commission, Ser B, RB
5.000%, 05/01/17	495	570
San Francisco City & County, Multiple Capital Improvement Projects, Ser B, COP
Callable 04/01/19 @ 100
5.000%, 04/01/22	735	800
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA
5.000%, 08/01/17	540	593
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE
5.000%, 08/01/15	300	324
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE FGIC
5.250%, 08/01/13	500	529

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 46

schedule of investments
September 30, 2011

California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/18	$600	$625
San Francisco, Bay Area Transit Financing Authority, Ser A, RB, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/24	550	592
Santa Margarita, Dana Point Authority, Improvement Districts 3-3A-4-4A, Ser A, RB, AMBAC
Callable 08/01/14 @ 100
5.000%, 08/01/15	290	327
Solano County, COP, NATL-RE (B)
Pre-Refunded @ 100
5.250%, 11/01/12	100	105
Southern California, Metropolitan Water District Authority, Ser A, RB
5.750%, 07/01/21	280	343
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1,200	1,423
University of California, Regents Medical Center, Ser E, RB
Callable 05/15/17 @ 101
5.000%, 05/15/21	250	281
University of California, Revenues Limited Project, Ser A, RB, NATL-RE
Callable 05/15/12 @ 101
4.750%, 05/15/23	500	513
University of California, Revenues Limited Project, Ser B, RB, AGM (B)
Pre-Refunded @ 101
5.000%, 05/15/13	765	828
University of California, Revenues Unrefunded Balance General, Ser A, RB, AMBAC
Callable 05/15/13 @ 100
5.125%, 05/15/15	510	546
Total California		50,229

Description	Face Amount (000)	Value (000)
Illinois [0.6%]
Cook County, Forest Preservation District, GO, AMBAC
Callable 11/15/14 @ 100
5.250%, 11/15/15	$300	$331
New York [1.9%]
New York City, Housing Development, Ser F, RB
Callable 11/04/11 @ 100
1.950%, 11/01/12	500	500
New York State, Local Assistance Correction Authority, Ser E, RB
6.000%, 04/01/14	540	581
Total New York		1,081
South Carolina [1.4%]
Columbia, Tourism Development Fee Pledge Project, COP, AMBAC
Callable 06/01/13 @ 100
5.250%, 06/01/16	350	368
South Carolina State, Jobs & Economic Development Authority, Palmetto Health Project, Ser C, RB (B)
Pre-Refunded @ 100
6.875%, 08/01/13	400	446
Total South Carolina		814
Washington [2.5%]
Central Puget Sound, Regional Transit Authority, Ser A, RB, AMBAC
Callable 05/01/15 @ 100
5.000%, 11/01/21	1,000	1,102
King County, NJB Properties Project, Ser A, RB
5.000%, 12/01/14	325	365
Total Washington		1,467
Puerto Rico [1.1%]
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
4.000%, 08/01/16	605	656
Total Municipal Bonds (Cost $53,836)		55,391

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 47

schedule of investments
September 30, 2011

California Tax Exempt Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [2.1%]
Federated California Municipal Money Market Fund, Cl I, 0.020%*	1,193,729	$1,194
Total Short-Term Investment (Cost $1,194)		1,194
Total Investments [97.5%] (Cost $55,030)		$56,585

Percentages are based on Net Assets of $58,027 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

Cl — Class

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FNMA — Federal National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TA — Tax Allocation

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$55,391	$—	$55,391
Short-Term Investment	1,194	—	—	1,194
Total Investments in Securities	$1,194	$55,391	$—	$56,585

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 48

schedule of investments
September 30, 2011

Full Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [41.9%]
Agriculture [0.2%]
Bunge NA Finance
5.900%, 04/01/17	$100	$109
Automotive [0.3%]
Johnson Controls
5.500%, 01/15/16	100	112
Banks [11.3%]
Bank of America
10.200%, 07/15/15	100	111
Bank of America, MTN
7.375%, 05/15/14	355	366
Bank of Nova Scotia
2.250%, 01/22/13	375	382
Barclays Bank
5.125%, 01/08/20	100	98
BB&T, MTN
3.375%, 09/25/13	360	373
Canadian Imperial Bank of Commerce
2.350%, 12/11/15	385	390
Citigroup
6.375%, 08/12/14	430	455
Deutsche Bank, MTN
3.450%, 03/30/15	100	100
Deutsche Bank Trust
7.250%, 10/15/11	46	46
Dresdner Bank - New York
7.250%, 09/15/15	150	140
Goldman Sachs Group
3.625%, 02/07/16	475	462
JPMorgan Chase
4.650%, 06/01/14	445	471
4.250%, 10/15/20	150	150

Description	Face Amount (000)	Value (000)
KeyCorp, MTN
3.750%, 08/13/15	$245	$252
Kookmin Bank
7.250%, 05/14/14(A)	100	111
PNC Funding
4.250%, 09/21/15	360	389
3.000%, 05/19/14	125	129
SunTrust Banks
3.600%, 04/15/16	250	254
Wachovia, MTN
5.500%, 05/01/13	200	213
Wells Fargo
3.625%, 04/15/15	125	130
Total Banks		5,022
Cable/Media [2.0%]
Comcast
4.950%, 06/15/16	230	255
DIRECTV Holdings
3.500%, 03/01/16	245	253
TCI Communications
7.875%, 08/01/13	75	83
Time Warner Cable
4.125%, 02/15/21	305	304
Total Cable/Media		895
Chemicals [0.9%]
Dow Chemical
2.500%, 02/15/16	255	251
PPG Industries
1.900%, 01/15/16	160	159
Total Chemicals		410
Computer System Design & Services [0.9%]
Hewlett-Packard
2.125%, 09/13/15	415	411
Drugs [1.1%]
McKesson
3.250%, 03/01/16	135	142
Teva Pharmaceutical
5.550%, 02/01/16	75	86
Wyeth
5.500%, 02/15/16	220	253
Total Drugs		481

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 49

schedule of investments
September 30, 2011

Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Energy [1.7%]
Baltimore Gas & Electric
6.125%, 07/01/13	$210	$226
Carolina Power & Light
5.150%, 04/01/15	80	90
Exelon
5.625%, 06/15/35	75	78
Korea Electric Power
7.750%, 04/01/13	95	102
6.750%, 08/01/27	75	88
PPL Energy Supply, Ser A
5.700%, 10/15/15	75	81
Trans-Allegheny Interstate Line
4.000%, 01/15/15(A)	100	105
Total Energy		770
Finance Auto Loans [0.2%]
Toyota Motor Credit, MTN
2.000%, 09/15/16	100	100
Financial Services [4.1%]
American Express Credit, MTN
7.300%, 08/20/13	285	312
Bank of New York Mellon, MTN
3.100%, 01/15/15	265	275
Caterpillar Financial Services, MTN
6.200%, 09/30/13	225	247
1.375%, 05/20/14	180	181
General Electric Capital, MTN
6.000%, 08/07/19	125	141
2.250%, 11/09/15	250	247
HSBC Finance
6.676%, 01/15/21(A)	83	82
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	180
UFJ Finance Aruba
6.750%, 07/15/13	125	134
Total Financial Services		1,799
Food, Beverage & Tobacco [1.9%]
Cia de Bebidas das Americas
8.750%, 09/15/13	175	198
General Mills
5.650%, 02/15/19	120	142
Kellogg
4.450%, 05/30/16	210	234

Description	Face Amount (000)	Value (000)
Kraft Foods
6.500%, 08/11/17	$215	$255
Total Food, Beverage & Tobacco		829
Insurance [2.4%]
Berkshire Hathaway
3.200%, 02/11/15	265	279
MetLife
5.000%, 06/15/15	230	252
Protective Life
4.300%, 06/01/13	100	103
Prudential Financial, MTN
5.375%, 06/21/20	165	173
2.750%, 01/14/13	100	101
Travelers
3.900%, 11/01/20	170	174
Total Insurance		1,082
Invest Mgmnt/Advis Serv [0.6%]
BlackRock
3.500%, 12/10/14	260	276
Investment Banker/Broker Dealer [2.3%]
Goldman Sachs Group
5.150%, 01/15/14	75	78
Jefferies Group
6.450%, 06/08/27	100	96
Morgan Stanley
5.300%, 03/01/13	450	454
4.750%, 04/01/14	75	71
Morgan Stanley, MTN
6.625%, 04/01/18	100	99
TD Ameritrade Holding
4.150%, 12/01/14	200	213
Total Investment Banker/Broker Dealer		1,011
Manufacturing [1.1%]
General Electric
5.000%, 02/01/13	225	236
Tyco International Finance
4.125%, 10/15/14	230	244
Total Manufacturing		480
Medical Products [0.3%]
Zimmer Holdings
4.625%, 11/30/19	115	127

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 50

schedule of investments
September 30, 2011

Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Medical-HMO [0.5%]
UnitedHealth Group
4.750%, 02/10/14	$40	$43
4.700%, 02/15/21	165	182
Total Medical-HMO		225
Metals & Mining [0.5%]
Rio Tinto Finance USA
6.500%, 07/15/18	100	120
Vale Overseas
6.875%, 11/21/36	100	108
Total Metals & Mining		228
Multi-Media [1.0%]
Time Warner
5.875%, 11/15/16	270	305
Viacom
6.250%, 04/30/16	125	144
Total Multi-Media		449
Networking Products [0.3%]
Cisco Systems
5.500%, 01/15/40	100	115
Oil, Gas & Consumable Fuels [1.5%]
BP Capital Markets
3.200%, 03/11/16	100	104
3.125%, 10/01/15	200	207
Petrobras International Finance
3.875%, 01/27/16	100	99
Total Capital
3.125%, 10/02/15	250	265
Total Oil, Gas & Consumable Fuels		675
Petroleum & Fuel Products [0.8%]
Energy Transfer Partners
6.625%, 10/15/36	75	77
Enterprise Products Operating
3.700%, 06/01/15	125	131
Kinder Morgan Energy Partners
5.300%, 09/15/20	125	135
Total Petroleum & Fuel Products		343

Description	Face Amount (000)	Value (000)
REITS-Health Care [0.6%]
Health Care REIT
4.950%, 01/15/21	$260	$250
REITS-Office Property [0.6%]
Boston Properties
5.875%, 10/15/19	245	269
Retail [0.7%]
Home Depot
5.400%, 03/01/16	280	317
Retail-Drug Store [0.6%]
CVS Caremark
5.750%, 06/01/17	220	253
Telephones & Telecommunications [3.2%]
AT&T
5.600%, 05/15/18	285	330
British Telecommunications
9.875%, 12/15/30	100	145
Deutsche Telekom International Finance
8.750%, 06/15/30	75	100
6.000%, 07/08/19	50	58
GTE
6.840%, 04/15/18	100	120
New Cingular Wireless Services
8.750%, 03/01/31	75	112
Telecom Italia Capital
7.200%, 07/18/36	75	68
Telefonica Emisiones
6.421%, 06/20/16	75	77
Verizon Communications
3.000%, 04/01/16	385	403
Total Telephones & Telecommunications		1,413
Waste Disposal [0.3%]
Waste Management
2.600%, 09/01/16	130	130
Total Corporate Bonds (Cost $17,824)		18,581
U.S. Treasury Obligations [27.4%]
U.S. Treasury Bonds
6.250%, 08/15/23	1,275	1,817
5.250%, 11/15/28	450	613
4.375%, 02/15/38	500	639

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 51

schedule of investments
September 30, 2011

Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
U.S. Treasury Notes
4.750%, 05/15/14	$710	$791
2.750%, 02/15/19	450	489
2.625%, 04/30/16	565	610
2.625%, 11/15/20	1,235	1,321
2.375%, 09/30/14	840	888
2.375%, 03/31/16	600	641
2.375%, 07/31/17	2,630	2,809
2.125%, 08/15/21	530	539
1.750%, 07/31/15	985	1,027
Total U.S. Treasury Obligations (Cost $11,303)		12,184
U.S. Government Mortgage-Backed Obligations [15.8%]
FHLMC, Pool 1B2677
2.650%, 01/01/35(B)	13	14
FHLMC, Pool 1B2683
2.657%, 01/01/35(B)	9	10
FHLMC, Pool 1B2692
2.506%, 12/01/34(B)	27	28
FHLMC, Pool A93996
4.500%, 09/01/40	180	190
FHLMC, Pool C20300
6.500%, 01/01/29	7	8
FHLMC, Pool E01280
5.000%, 12/01/17	18	19
FHLMC, Pool G03490
4.500%, 08/01/40	496	525
FHLMC, Pool G04222
5.500%, 04/01/38	115	125
FHLMC, Pool G08003
6.000%, 07/01/34	64	70
FHLMC, Pool G11431
6.000%, 02/01/18	11	12
FHLMC, Pool G11880
5.000%, 12/01/20	53	57
FHLMC, Pool G11911
5.000%, 02/01/21	122	132
FHLMC, Pool G13767
4.000%, 03/01/25	479	505
FHLMC, Pool G18124
6.000%, 06/01/21	37	40
FHLMC REMIC, Ser 2007-R010, Cl VA
5.500%, 04/15/17	92	99
FHLMC REMIC, Ser 2009-3540, Cl CD
2.000%, 06/15/14	120	121
FHLMC REMIC, Ser 2730, Cl PD
5.000%, 05/15/21	64	65

Description	Face Amount (000)	Value (000)
FHLMC REMIC, Ser 2804, Cl VC
5.000%, 07/15/21	$135	$153
FHLMC REMIC, Ser 3122, Cl VA
6.000%, 01/15/17	86	88
FHLMC REMIC, Ser 3132, Cl MA
5.500%, 12/15/23	22	22
FHLMC REMIC, Ser R003, Cl VA
5.500%, 08/15/16	105	111
FHLMC REMIC, Ser R009, Cl AJ
5.750%, 12/15/18	25	25
FHLMC REMIC, Ser R010, Cl AB
5.500%, 12/15/19	85	89
FNMA, Pool 252570
6.500%, 07/01/29	14	16
FNMA, Pool 253183
7.500%, 04/01/30	1	2
FNMA, Pool 253398
8.000%, 08/01/30	5	5
FNMA, Pool 254510
5.000%, 11/01/17	24	26
FNMA, Pool 254545
5.000%, 12/01/17	47	51
FNMA, Pool 254685
5.000%, 04/01/18	38	41
FNMA, Pool 254949
5.000%, 11/01/33	45	49
FNMA, Pool 255814
5.500%, 08/01/35	112	122
FNMA, Pool 303168
9.500%, 02/01/25	4	4
FNMA, Pool 725424
5.500%, 04/01/34	82	90
FNMA, Pool 735060
6.000%, 11/01/34	47	52
FNMA, Pool 735228
5.500%, 02/01/35	44	48
FNMA, Pool 735230
5.500%, 02/01/35	104	114
FNMA, Pool 745275
5.000%, 02/01/36	503	543
FNMA, Pool 745418
5.500%, 04/01/36	605	661
FNMA, Pool 827223
2.215%, 04/01/35(B)	103	107
FNMA, Pool 844809
5.000%, 11/01/35	332	358

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 52

schedule of investments
September 30, 2011

Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FNMA, Pool 995865
4.500%, 07/01/24	$433	$462
FNMA, Pool AD0454
5.000%, 11/01/21	115	124
FNMA, Pool AD8522
4.000%, 08/01/40	169	177
FNMA, Pool AE0949
4.000%, 02/01/41	171	179
FNMA REMIC, Ser 136, Cl PK
6.000%, 08/25/22	14	16
FNMA REMIC, Ser 33, Cl LD
4.250%, 09/25/22	52	54
FNMA REMIC, Ser W6, Cl 1A6
5.500%, 07/25/34	46	49
GNMA, Pool 4696
4.500%, 05/20/40	369	400
GNMA, Pool 4747
5.000%, 07/20/40	156	172
GNMA, Pool 479168
8.000%, 02/15/30	8	9
GNMA, Pool 4923
4.500%, 01/20/41	191	208
GNMA, Pool 780315
9.500%, 12/15/17	7	9
NCUA Guaranteed Notes, Ser 2010-C1, Cl A2
2.900%, 10/29/20	225	236
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	132	133
Total U.S. Government Mortgage-Backed Obligations (Cost $6,693)		7,025
U.S. Government Agency Obligations [6.3%]
FHLMC
2.500%, 01/07/14	510	533
FNMA
4.625%, 10/15/13	930	1,008
2.875%, 12/11/13	475	500
2.375%, 07/28/15	385	405
1.750%, 02/22/13	325	331
Total U.S. Government Agency Obligations (Cost $2,668)		2,777
Commercial Mortgage-Backed Obligations [2.4%]
Citigroup, Ser 2005-CD1
5.398%, 07/15/44(B)	200	217
Citigroup, Ser 2007-CD4, Cl A2B
5.205%, 12/11/49	150	151

Description	Face Amount (000)	Value (000)
Commercial Mortgage, Ser 2005-C5, Cl A5A
5.116%, 06/10/44(B)	$200	$217
JPMorgan Chase, Ser 2006-CB17, Cl ASB
5.415%, 12/12/43	200	211
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22
5.444%, 12/15/44(B)	250	272
Total Commercial Mortgage-Backed Obligations (Cost $1,023)		1,068
Mortgage-Backed Securities [2.0%]
American Express Credit Account Master Trust, Ser 2008-5, Cl A
1.029%, 03/15/16(B)	200	203
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	66	69
Chase Mortgage Finance, Ser 2003-S13, Cl A11
5.500%, 11/25/33	51	52
GE Capital Credit Card Master Note Trust, Ser 2007-4, Cl A
0.279%, 06/15/15(B)	375	375
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	23	23
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	38	38
WaMu Mortgage Pass Through Certificates, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	105	109
Total Mortgage-Backed Securities (Cost $860)		869
Asset-Backed Securities [1.5%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	200	193
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.000%, 07/25/28	5	4
Contimortgage Home Equity Loan Trust, Ser 1997-2, Cl A9
7.090%, 04/15/28	1	1
Discover Card Master Trust, Ser 2010-A1, Cl A1
0.879%, 09/15/15(B)	200	202

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 53

schedule of investments
September 30, 2011

Full Maturity Fixed Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
GMAC Mortgage Corporation Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	$89	$86
Green Tree Financial, Ser 1997-7, Cl A6
6.760%, 07/15/29	59	64
GSAA Home Equity Trust, Ser 2005-1, Cl AF2
4.316%, 11/25/34(B)	5	5
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(B)	66	66
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(B)	45	36
Total Asset-Backed Securities (Cost $672)		657
Sovereign Debt [0.4%]
National Bank of Hungary
8.875%, 11/01/13	75	82
United Mexican States, MTN
5.125%, 01/15/20	100	108
Total Sovereign Debt (Cost $176)		190
Municipal Bond [0.2%]
Puerto Rico [0.2%]
Government Development Bank for Puerto Rico, Ser Senior B, RB
4.704%, 05/01/16	100	105
Total Municipal Bond (Cost $100)		105
Short-Term Investment [1.9%]
AIM STIT-Treasury Portfolio, 0.020%*	836,426	836
Total Short-Term Investment (Cost $836)		836
Total Investments [99.8%] (Cost $42,155)		$44,292

Percentages are based on Net Assets of $44,391 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2011, the value of these securities amounted to $298 (000), representing 0.7% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(C)	Step Bond — The rate reflected on the Schedule of Investments is the rate in effect on September 30, 2011.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

NA — National Association

NCUA — National Credit Union Administration

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$18,581	$—	$18,581
U.S. Treasury Obligations	—	12,184	—	12,184
U.S. Government Mortgage-Backed Obligations	—	7,025	—	7,025
U.S. Government Agency Obligations	—	2,777	—	2,777
Commercial Mortgage-Backed Obligations	—	1,068	—	1,068
Mortgage-Backed Securities	—	869	—	869
Asset-Backed Securities	—	657	—	657
Sovereign Debt	—	190	—	190
Municipal Bond	—	105	—	105
Short-Term Investment	836	—	—	836
Total Investments in Securities	$836	$43,456	$—	$44,292

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 54

schedule of investments
September 30, 2011

High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [91.0%]
Advertising Agencies [0.7%]
MDC Partners
11.000%, 11/01/16	$600	$648
Aerospace & Defense [2.1%]
Global Aviation Holdings
14.000%, 08/15/13	558	385
Kratos Defense & Security Solutions
10.000%, 06/01/17	800	796
L-3 Communications
10.000%, 02/01/18	250	240
Sequa
13.500%, 12/01/15(A)	101	107
11.750%, 12/01/15(A)	400	420
Total Aerospace & Defense		1,948
Airlines [1.3%]
American Airlines 2011-2 Class A Pass Through Trust
8.625%, 10/15/21	400	398
Continental Airlines, Ser 2007-1, Cl C
7.339%, 04/19/14	395	385
DAE Aviation Holdings
11.250%, 08/01/15(A)	150	152
Delta Airlines
12.250%, 03/15/15(A)	250	266
Total Airlines		1,201
Auto Rent & Lease [0.2%]
Avis Budget Car Rental
7.750%, 05/15/16	100	97

Description	Face Amount (000)	Value (000)
H&E Equipment Services
8.375%, 07/15/16	$100	$96
Total Auto Rent & Lease		193
Autoparts [1.5%]
Asbury Automotive Group
7.625%, 03/15/17	100	95
Exide Technologies
8.625%, 02/01/18	750	697
Stanadyne
10.000%, 08/15/14	650	611
Total Autoparts		1,403
Banks [1.0%]
CIT Group
7.000%, 05/02/17(A)	1,000	970
Broadcasting & Cable [3.3%]
Atlantic Broadband Finance
9.375%, 01/15/14	100	99
Barrington Broadcasting Group
10.500%, 08/15/14	100	94
Bonten Media Acquisition
9.000%, 06/01/15(A)	190	141
Bresnan Broadband Holdings
8.000%, 12/15/18(A)	750	756
Cablevision Systems
8.000%, 04/15/20	400	407
CCO Holdings
8.125%, 04/30/20	250	260
CSC Holdings
7.625%, 07/15/18	100	105
DCP
10.750%, 08/15/15(A)	500	415
Fisher Communications
8.625%, 09/15/14	111	111
Kabel BW Erste Beteiligungs
7.500%, 03/15/19(A)	500	486
Local TV Finance
9.250%, 06/15/15(A)	122	112
Newport Television
13.000%, 03/15/17(A)	139	131
Total Broadcasting & Cable		3,117
Building & Construction [1.8%]
APERAM
7.375%, 04/01/16(A)	400	352

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 55

schedule of investments
September 30, 2011

High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Building Materials Corp of America
6.750%, 05/01/21(A)	$400	$380
Cemex
9.000%, 01/11/18(A)	500	339
Columbus McKinnon
7.875%, 02/01/19	200	194
Dycom Investments
7.125%, 01/15/21	300	289
Interline Brands
7.000%, 11/15/18	190	186
Total Building & Construction		1,740
Chemicals [0.7%]
Nalco
6.625%, 01/15/19(A)	250	274
Nexeo Solutions
8.375%, 03/01/18(A)	250	247
Polymer Group
7.750%, 02/01/19(A)	130	129
Total Chemicals		650
Coal Mining [0.4%]
Consol Energy
8.250%, 04/01/20	400	421
Commercial Services [2.9%]
ARAMARK
8.500%, 02/01/15	500	506
Bankrate
11.750%, 07/15/15	162	182
DynCorp International
10.375%, 07/01/17	750	654
Iron Mountain
8.750%, 07/15/18	150	153
NCO Group
11.875%, 11/15/14	800	728
Tube City IMS
9.750%, 02/01/15	575	549
Total Commercial Services		2,772
Communications Software [0.6%]
Aspect Software
10.625%, 05/15/17	600	603
Computer Graphics [0.4%]
Eagle Parent
8.625%, 05/01/19(A)	400	362

Description	Face Amount (000)	Value (000)
Computer System Design & Services [2.3%]
Compucom Systems
12.500%, 10/01/15(A)	$750	$754
iGate
9.000%, 05/01/16(A)	850	790
Stratus Technologies Bermuda
12.000%, 03/29/15	708	619
Total Computer System Design & Services		2,163
Consumer Products & Services [3.5%]
American Achievement
10.875%, 04/15/16(A)	500	380
American Standard Americas
10.750%, 01/15/16(A)	250	190
Amscan Holdings
8.750%, 05/01/14	500	491
MSX International
12.500%, 04/01/12(A)	100	82
Prestige Brands
8.250%, 04/01/18	250	255
Scotts Miracle-Gro
6.625%, 12/15/20(A)	350	343
Spectrum Brands Holdings
9.500%, 06/15/18	450	479
Steinway Musical Instruments
7.000%, 03/01/14(A)	44	44
WMG Acquisition
11.500%, 10/01/18(A)	400	368
9.500%, 06/15/16	200	203
Yankee Acquisition, Ser B
9.750%, 02/15/17	50	46
YCC Holdings
10.250%, 02/15/16	400	340
Total Consumer Products & Services		3,221
Containers & Packaging [2.8%]
Graphic Packaging International
7.875%, 10/01/18	145	149
Intertape Polymer US
8.500%, 08/01/14	100	89
Pregis
12.375%, 10/15/13	650	592
Pretium Packaging
11.500%, 04/01/16(A)	350	343
Sealed Air
8.125%, 09/15/19(A)	750	758
Solo Cup
10.500%, 11/01/13	550	544
8.500%, 02/15/14	200	174
Total Containers & Packaging		2,649

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 56

schedule of investments
September 30, 2011

High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Data Processing/Mgmt [0.8%]
First Data
10.550%, 09/24/15(B)	$633	$527
8.875%, 08/15/20(A)	150	141
Total Data Processing/Mgmt		668
Distribution/Wholesale [1.6%]
Baker & Taylor
11.500%, 07/01/13(A)	500	378
Intcomex
13.250%, 12/15/14	750	729
VWR Funding
10.250%, 07/15/15(B)	423	418
Total Distribution/Wholesale		1,525
Diversified Operations [1.0%]
Amsted Industries
8.125%, 03/15/18(A)	450	466
Griffon
7.125%, 04/01/18	500	441
Total Diversified Operations		907
Drugs [0.7%]
Endo Pharmaceuticals Holdings
7.000%, 07/15/19(A)	400	402
Giant Funding
8.250%, 02/01/18(A)	300	300
Total Drugs		702
E-Commerce/Products [0.7%]
GXS Worldwide
9.750%, 06/15/15	650	624
Electric Utilities [1.6%]
AES
8.000%, 10/15/17	100	101
8.000%, 06/01/20	50	50
7.375%, 07/01/21(A)	850	803
CMS Energy
8.750%, 06/15/19	50	58
6.875%, 12/15/15	150	161
PNM Resources
9.250%, 05/15/15	100	110
RRI Energy
7.625%, 06/15/14	200	196
Total Electric Utilities		1,479

Description	Face Amount (000)	Value (000)
Engines-Internal Combust [0.5%]
Briggs & Stratton
6.875%, 12/15/20	$500	$505
Enterprise Software/Serv [0.4%]
JDA Software Group
8.000%, 12/15/14	375	396
Entertainment & Gaming [9.6%]
Boyd Gaming
6.750%, 04/15/14	500	430
Buffalo Thunder Development Authority
9.375%, 12/15/14(A) (D)	75	27
Caesars Entertainment Operating
12.750%, 04/15/18	100	68
11.250%, 06/01/17	250	252
10.000%, 12/15/18	350	208
CCM Merger
8.000%, 08/01/13(A)	175	165
Choctaw Resort Development Enterprise
7.250%, 11/15/19(A)	175	106
Chukchansi Economic Development Authority
8.000%, 11/15/13(A)	250	169
3.917%, 11/15/12(A) (C)	250	170
Circus & Eldorado Joint Venture/Silver Legacy Capital
10.125%, 03/01/12	150	116
Diamond Resorts
12.000%, 08/15/18	750	703
Inn of the Mountain Gods Resort & Casino
8.750%, 11/30/20(A)	41	39
1.250%, 11/30/20(A)	102	56
Jacobs Entertainment
9.750%, 06/15/14	75	73
Lions Gate Entertainment
10.250%, 11/01/16(A)	750	720
Mashantucket Western Pequot Tribe
8.500%, 11/15/15(A) (D)	170	9
MGM Resorts International
11.375%, 03/01/18	400	400
Mohegan Tribal Gaming Authority
7.125%, 08/15/14	100	50
NAI Entertainment Holdings
8.250%, 12/15/17(A)	500	515
Penn National Gaming
8.750%, 08/15/19	250	265

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 57

schedule of investments
September 30, 2011

High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Regal Entertainment Group
9.125%, 08/15/18	$225	$223
River Rock Entertainment Authority
9.750%, 11/01/11	800	586
San Pasqual Casino
8.000%, 09/15/13(A)	100	98
Scientific Games
8.125%, 09/15/18	325	319
Seminole Indian Tribe of Florida
7.750%, 10/01/17(A)	360	362
Shingle Springs Tribal Gaming Authority
9.375%, 06/15/15(A)	100	59
Snoqualmie Entertainment Authority
9.125%, 02/01/15(A)	300	289
4.179%, 02/01/14(A) (C)	450	394
Speedway Motorsports
6.750%, 02/01/19	250	238
Sugarhouse HSP Gaming Prop Mezz
8.625%, 04/15/16(A)	700	690
Tunica-Biloxi Gaming Authority
9.000%, 11/15/15(A)	125	125
Vail Resorts
6.500%, 05/01/19(A)	500	493
Waterford Gaming
8.625%, 09/15/14(A) (F)	59	28
Wynn Las Vegas
7.875%, 05/01/20	175	183
7.750%, 08/15/20	400	420
Total Entertainment & Gaming		9,048
Financial Services [1.6%]
CDRT Merger Sub
8.125%, 06/01/19(A)	650	601
Icahn Enterprises
7.750%, 01/15/16	650	649
National Rural Utility Co-op
10.125%, 07/15/19(A)	300	285
Total Financial Services		1,535
Food, Beverage & Tobacco [3.0%]
B&G Foods
7.625%, 01/15/18	200	207
Beverages & More
9.625%, 10/01/14(A)	400	397
Bumble Bee Acquisition
9.000%, 12/15/17(A)	700	658

Description	Face Amount (000)	Value (000)
Bumble Bee Holdco SCA
9.625%, 03/15/18(A) (B)	$250	$200
Darling International
8.500%, 12/15/18	350	377
Le-Nature's
9.000%, 06/15/13(A) (D) (F)	150	20
US Foodservice
8.500%, 06/30/19(A)	750	677
Vector Group
11.000%, 08/15/15	250	251
Total Food, Beverage & Tobacco		2,787
Insurance [2.3%]
CNO Financial Group
9.000%, 01/15/18(A)	500	517
Ironshore Holdings US
8.500%, 05/15/20(A)	800	878
National Life Insurance
10.500%, 09/15/39(A)	150	204
USI Holdings
9.750%, 05/15/15(A)	507	456
4.161%, 11/15/14(A) (C)	125	109
Total Insurance		2,164
Investment Banker/Broker Dealer [1.5%]
E*Trade Financial
7.875%, 12/01/15	750	728
Nuveen Investments
10.500%, 11/15/15	750	692
Total Investment Banker/Broker Dealer		1,420
Investment Companies [1.2%]
American Capital
7.960%, 12/31/13(A)	505	498
Offshore Group Investments
11.500%, 08/01/15(A)	620	639
Total Investment Companies		1,137
Machinery [1.6%]
Case New Holland
7.875%, 12/01/17	150	160
CPM Holdings
10.625%, 09/01/14	500	529
Tempel Steel
12.000%, 08/15/16(A)	500	480
Thermadyne Holdings
9.000%, 12/15/17	350	343
Total Machinery		1,512

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 58

schedule of investments
September 30, 2011

High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Marine Services [0.5%]
Great Lakes Dredge & Dock
7.375%, 02/01/19	$500	$460
Medical Products & Services [2.8%]
Apria Healthcare Group
12.375%, 11/01/14	400	368
11.250%, 11/01/14	100	96
BioScrip
10.250%, 10/01/15	600	600
DJO Finance
9.750%, 10/15/17(A)	210	175
Omnicare
7.750%, 06/01/20	350	357
OnCure Holdings
11.750%, 05/15/17	500	443
STHI Holding
8.000%, 03/15/18(A)	200	193
Symbion
11.000%, 08/23/15(B)	418	411
Total Medical Products & Services		2,643
Metal-Copper [0.8%]
Quadra FNX Mining
7.750%, 06/15/19(A)	800	774
Metals & Mining [2.6%]
Aleris International
7.625%, 02/15/18(A)	250	224
Atkore International
9.875%, 01/01/18(A)	500	453
Midwest Vanadium Pty
11.500%, 02/15/18(A)	500	395
Mirabela Nickel
8.750%, 04/15/18(A)	330	267
Noranda Aluminum Acquisition
4.417%, 05/15/15(B) (C)	673	606
Novelis
8.375%, 12/15/17	500	495
Total Metals & Mining		2,440
Miscellaneous Business Services [0.4%]
Affinion Group
11.500%, 10/15/15	100	78
Carriage Services
7.875%, 01/15/15	200	196
Lamar Media
6.625%, 08/15/15	100	98

Description	Face Amount (000)	Value (000)
MCBC Holdings
6.817%, 10/15/14(A) (F)	$50	$28
Total Miscellaneous Business Services		400
Miscellaneous Manufacturing [1.8%]
AGY Holding
11.000%, 11/15/14	100	72
CEVA Group
11.625%, 10/01/16(A)	250	244
11.500%, 04/01/18(A)	100	92
8.375%, 12/01/17(A)	300	278
Coleman Cable
9.000%, 02/15/18	850	829
Thermon Industries
9.500%, 05/01/17	205	213
Total Miscellaneous Manufacturing		1,728
Multi-line Insurance [0.2%]
Kemper
6.000%, 05/15/17	195	201
Office Automation and Equip [0.4%]
CDW
8.000%, 12/15/18(A)	400	392
Paper & Related Products [0.2%]
Verso Paper Holdings
8.750%, 02/01/19	300	207
Petroleum & Fuel Products [6.2%]
Bill Barrett
9.875%, 07/15/16	250	273
7.625%, 10/01/19	525	516
Continental Resources
7.375%, 10/01/20	500	517
Copano Energy
7.750%, 06/01/18	100	102
Crestwood Midstream Partners
7.750%, 04/01/19(A)	400	388
Denbury Resources
8.250%, 02/15/20	500	525
Eagle Rock Energy Partners
8.375%, 06/01/19(A)	750	720
Energy Transfer Equity
7.500%, 10/15/20	400	411
Ferrellgas
6.500%, 05/01/21	130	110
Helix Energy Solutions Group
9.500%, 01/15/16(A)	100	102

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 59

schedule of investments
September 30, 2011

High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Milagro Oil & Gas
10.500%, 05/15/16(A)	$400	$320
Newfield Exploration
6.625%, 09/01/14	150	151
Plains Exploration & Production
7.750%, 06/15/15	150	154
7.625%, 06/01/18	100	102
Precision Drilling
6.500%, 12/15/21(A)	400	394
Quicksilver Resources
7.125%, 04/01/16	400	352
SandRidge Energy
8.000%, 06/01/18(A)	150	141
7.500%, 03/15/21(A)	250	230
SESI
6.375%, 05/01/19(A)	300	290
Southern Star Central
6.750%, 03/01/16	100	99
Total Petroleum & Fuel Products		5,897
Printing & Publishing [1.0%]
Houghton Mifflin Harcourt Publishers
10.500%, 06/01/19(A)	400	284
inVentiv Health
10.000%, 08/15/18(A)	800	704
Total Printing & Publishing		988
Real Estate [0.6%]
Kennedy-Wilson
8.750%, 04/01/19(A)	600	559
Research and Development [1.4%]
Alion Science and Technology
12.000%, 11/01/14(B)	590	520
10.250%, 02/01/15	330	201
Catalent Pharma Solutions
9.500%, 04/15/15(B)	695	634
Total Research and Development		1,355
Retail [6.5%]
Academy
9.250%, 08/01/19(A)	550	512
ACE Hardware
9.125%, 06/01/16(A)	100	104
BI-LO
9.250%, 02/15/19(A)	450	437

Description	Face Amount (000)	Value (000)
Burlington Coat Factory Warehouse
10.000%, 02/15/19(A)	$500	$425
CKE Restaurants
11.375%, 07/15/18	773	804
Claire's Stores
9.625%, 06/01/15	135	104
Easton-Bell Sports
9.750%, 12/01/16	500	522
Liz Claiborne
10.500%, 04/15/19(A)	400	400
Mobile Mini
7.875%, 12/01/20	725	696
Pantry
7.750%, 02/15/14	750	735
Penske Automotive Group
7.750%, 12/15/16	100	99
RadioShack
6.750%, 05/15/19(A)	300	281
Rare Restaurant Group
9.250%, 05/15/14(A)	100	71
Rite Aid
9.500%, 06/15/17	750	593
Sbarro
10.375%, 02/01/15(D) (F)	50	4
Sonic Automotive
9.000%, 03/15/18	70	70
Susser Holdings
8.500%, 05/15/16	250	260
Total Retail		6,117
Rubber & Plastic [0.1%]
Cooper Tire & Rubber
8.000%, 12/15/19	100	97
Schools-Day Care [0.4%]
Knowledge Learning
7.750%, 02/01/15(A)	400	380
Semi-Conductors [0.8%]
Freescale Semiconductor
9.250%, 04/15/18(A)	500	514
Stoneridge
9.500%, 10/15/17(A)	200	204
Total Semi-Conductors		718

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 60

schedule of investments
September 30, 2011

High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Shipbuilding [0.5%]
Huntington Ingalls Industries
7.125%, 03/15/21(A)	$250	$232
6.875%, 03/15/18(A)	250	232
Total Shipbuilding		464
Steel & Steel Works [0.8%]
Ryerson
12.000%, 11/01/15	75	75
Standard Steel
12.000%, 05/01/15(A)	600	694
Total Steel & Steel Works		769
Telephones & Telecommunications [3.1%]
Avaya
9.750%, 11/01/15	250	183
7.000%, 04/01/19(A)	750	637
Clearwire Communications
12.000%, 12/01/15(A)	650	550
CommScope
8.250%, 01/15/19(A)	500	487
GeoEye
8.625%, 10/01/16	345	348
Syniverse Holdings
9.125%, 01/15/19	750	735
Total Telephones & Telecommunications		2,940
Textile-Home Furnishings [0.2%]
Empire Today
11.375%, 02/01/17(A)	250	229
Transactional Software [0.3%]
Open Solutions
9.750%, 02/01/15(A)	600	309
Transportation Services [5.0%]
ACL I
10.625%, 02/15/16(A) (B)	634	495
Commercial Barge Line
12.500%, 07/15/17	250	266
Florida East Coast Railway
8.125%, 02/01/17	750	727
Marquette Transportation
10.875%, 01/15/17	900	867
Pegasus Solutions
10.500%, 04/15/15(A)	100	36
Quality Distribution
9.875%, 11/01/18	800	772

Description	Face Amount (000)/Shares	Value (000)
Sabre Holdings
8.350%, 03/15/16	$495	$405
Stena
7.000%, 12/01/16	150	130
Travelport
11.875%, 09/01/16	90	36
9.875%, 09/01/14	300	196
United Maritime Group
11.750%, 06/15/15	800	808
Total Transportation Services		4,738
Waste Disposal [0.5%]
WCA Waste
7.500%, 06/15/19(A)	500	475
Web Hosting/Design [0.3%]
Equinix
7.000%, 07/15/21	250	249
Total Corporate Bonds (Cost $90,642)		85,999
Warrants [0.2%]
Alion Science and Technology,
Expires 03/15/17 (F) *	380	—
CUI Acquisition (E)(F)(G) *	2,756	171
Total Warrants (Cost $250)		171
Convertible Bond [0.1%]
Food, Beverage & Tobacco [0.1%]
Vector Group
3.875%, 06/15/26(C)	54	62
Total Convertible Bond (Cost $57)		62
Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Olympus CVV (F)(G)*	8,500	7
Total Special Stock (Cost $9)		7

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 61

schedule of investments
September 30, 2011

High Yield Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [10.8%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.062%**	5,114,330	$5,114
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	5,114,330	5,114
Total Short-Term Investments (Cost $10,228)		10,228
Total Investments [102.1%] (Cost $101,186)		$96,467

Percentages are based on Net Assets of $94,501 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2011.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2011, the value of these securities amounted to $38,604 (000), representing 40.8% of the net assets of the Fund.

(B)	Payment in Kind

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2011.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)	This warrant is a result of the restructuring of Cleveland Unlimited, has an exercise price of $0.0001 per share of common stock and does not have an expiration date.

(F)	Security is considered illiquid.

(G)	Security is fair valued.

Cl — Class

CVV — Contingent Value Vehicle

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands) in accordance with ASC 820:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$85,952	$47	$85,999
Warrants	—	—	171	171
Convertible Bond	—	62	—	62
Special Stock	—	—	7	7
Short-Term Investments	10,228	—	—	10,228
Total Investments in Securities	$10,228	$86,014	$225	$96,467

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Corporate Bonds ($Thousands)	Investments in Warrants ($Thousands)	Investments in Special Stock ($Thousands)
Beginning balance as of October 1, 2010	$278	$—	$10
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	(34)	—	2
Change in unrealized appreciation/ (depreciation)	31	(79)	(2)
Net purchases/sales	(256)	250	(3)
Net transfer in and/or out of Level 3	28	—	—
Ending balance as of September 30, 2011	$47	$171	$7
Changes in unrealized gains (losses) included in earnings related to securities held at reporting date	$(26)	$(79)	$(2)

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended September 30, 2011, there were transfers of $28 (000)s from Level 2 to Level 3. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 62

schedule of investments
September 30, 2011

Multi-Asset Fund

Description	Shares	Value (000)
Exchange-Traded Funds [29.9%]
Guggenheim Timber Fund	23,552	$375
iShares MSCI EAFE Index Fund	21,699	1,036
iShares S&P Global Timber Fund	10,919	376
iShares S&P MidCap 400 Index Fund	17,786	1,387
Powershares DB Agricultural Fund	29,925	887
SPDR Barclays Capital High Yield Bond Fund	35,741	1,294
SPDR S&P 500 Fund	33,481	3,789
Vanguard Dividend Appreciation	25,645	1,250
Vanguard Emerging Markets	25,124	902
Vanguard Short-Term Bond Index Fund	216,367	2,307
Total Exchange-Traded Funds (Cost $14,840)		13,603
Affiliated Registered Investment Companies [13.7%]
CNI Corporate Bond Fund, Institutional Class	184,401	1,951
CNI Government Bond Fund, Institutional Class	149,068	1,602
CNI High Yield Bond Fund, Institutional Class	331,419	2,645
Total Affiliated Registered Investment Companies (Cost $6,222)		6,198
Unaffiliated Registered Investment Companies [26.5%]
Alpine International Real Estate Equity Fund	30,305	562
Cohen & Steers International Realty Fund, Inc.	160,697	1,421
Direxion Commodity Trends Strategy Fund	33,163	759
Fidelity Floating Rate High Income Fund	213,639	2,021

Description	Shares/Face Amount (000)	Value (000)
Oppenheimer International Bond Fund, Class A	457,383	$2,877
PIMCO Emerging Markets Bond Fund	139,887	1,399
PIMCO Emerging Markets Bond Fund, Institutional Class	70,869	768
Principal Preferred Securities Fund	239,534	2,247
Total Unaffiliated Registered Investment Companies (Cost $13,047)		12,054
Corporate Bonds [9.0%]
Financial Services [9.0%]
Citigroup
5.500%, 08/27/12	$1,000	1,026
HSBC Finance
7.000%, 05/15/12	1,000	1,029
Merrill Lynch, MTN
6.050%, 08/15/12	1,000	1,009
Morgan Stanley
6.600%, 04/01/12	1,000	1,022
Total Financial Services		4,086
Total Corporate Bonds (Cost $4,107)		4,086
Municipal Bond [2.2%]
California [2.2%]
California State, Ser A-2, RAN
2.000%, 06/26/12	1,000	1,012
Total Municipal Bond (Cost $1,012)		1,012
Certificate of Deposit [2.2%]
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.292%, 01/06/12	1,000	1,000
Total Certificate of Deposit (Cost $1,000)		1,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 63

schedule of investments
September 30, 2011

Multi-Asset Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [16.1%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.116%*	7,338,711	$7,339
Total Short-Term Investment (Cost $7,339)		7,339
Total Investments [99.6%] (Cost $47,567)		$45,292

Percentages are based on Net Assets of $45,461 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2011.

Cl — Class

EAFE —Europe Australiasia and the Far East

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

RAN — Revenue Anticipation Note

Ser — Series

SPDR — Standard & Poor’s Depository Receipts

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$13,603	$—	$—	$13,603
Affiliated Registered Investment Companies	6,198	—	—	6,198
Unaffiliated Registered Investment Companies	12,054	—	—	12,054
Corporate Bonds	—	4,086	—	4,086
Municipal Bond	—	1,012	—	1,012
Certificate of Deposit	—	1,000	—	1,000
Short-Term Investment	7,339	—	—	7,339
Total Investments in Securities	$39,194	$6,098	$—	$45,292

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 64

schedule of investments
September 30, 2011

Diversified Equity Fund

Description	Shares	Value (000)
Common Stock [95.6%]
Aerospace & Defense [2.3%]
Boeing	6,080	$368
Precision Castparts	1,560	242
Raytheon	16,115	659
Total Aerospace & Defense		1,269
Airlines [0.3%]
United Continental Holdings *	7,640	148
Apparel/Textiles [1.0%]
Coach	5,480	284
Lululemon Athletica *	2,730	133
Ralph Lauren, Cl A	1,090	141
Total Apparel/Textiles		558
Auto Components [0.1%]
TRW Automotive Holdings *	2,540	83
Automotive [2.0%]
Ford Motor *	47,600	460
Honda Motor ADR	11,300	330
Paccar	9,200	311
Total Automotive		1,101
Banks [3.1%]
CIT Group *	18,900	574
M&T Bank	6,800	475
MSCI, Cl A *	5,550	169
US Bancorp	21,100	497
Total Banks		1,715

Description	Shares	Value (000)
Beauty Products [0.3%]
Estee Lauder, Cl A	1,810	$159
Biomedical Research & Products [0.6%]
Celgene *	4,970	308
Biotechnology [0.3%]
Alexion Pharmaceuticals *	2,900	186
Broadcasting & Cable [3.5%]
Acme Packet *	3,830	163
Cisco Systems	46,600	722
F5 Networks *	1,890	135
Finisar *	4,460	78
Qualcomm	16,620	808
Total Broadcasting & Cable		1,906
Building & Construction [1.0%]
Owens Corning *	25,200	546
Business Services [2.6%]
eBay *	22,620	667
Mastercard, Cl A	1,620	514
VeriFone Systems *	7,230	253
Total Business Services		1,434
Chemicals [1.0%]
Mosaic	2,780	136
Potash Corp of Saskatchewan	9,800	424
Total Chemicals		560
Commercial Banks [1.8%]
BB&T	46,600	994
Communication & Media [1.9%]
Comcast, Cl A	17,700	370
Time Warner	21,866	655
Total Communication & Media		1,025
Computer Software [1.4%]
Microsoft	30,471	758
Computer System Design & Services [6.2%]
Apple *	4,079	1,555
Dell *	46,529	658

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 65

schedule of investments
September 30, 2011

Diversified Equity Fund (continued)

Description	Shares	Value (000)
IBM	5,860	$1,026
SanDisk *	4,560	184
Total Computer System Design & Services		3,423
Consumer Products & Services [0.6%]
Mattel	12,600	326
Containers & Packaging [1.2%]
Crown Holdings *	21,600	661
Diversified Metals & Mining [0.6%]
Goldcorp	7,030	321
Drugs [3.8%]
Allergan	3,680	303
Bristol-Myers Squibb	13,700	430
Mylan *	36,300	617
Shire ADR	4,540	427
Watson Pharmaceuticals *	4,590	313
Total Drugs		2,090
Electrical Services [0.2%]
AMETEK	3,250	107
Entertainment [3.3%]
Chipotle Mexican Grill, Cl A *	830	251
Las Vegas Sands *	14,760	566
Starbucks	8,760	327
Starwood Hotels & Resorts Worldwide	4,430	172
Wendy's	103,000	473
Total Entertainment		1,789
Financial Services [1.9%]
American Express	12,000	539
Capital One Financial	13,000	515
Total Financial Services		1,054
Food, Beverage & Tobacco [3.4%]
Coca-Cola	11,270	761
Hansen Natural *	900	79
PepsiCo	16,609	1,028
Total Food, Beverage & Tobacco		1,868

Description	Shares	Value (000)
Health Care Technology [0.4%]
Cerner *	3,240	$222
Healthcare Products & Services [2.2%]
McKesson	8,562	622
Pharmaceutical Product Development	22,800	585
Total Healthcare Products & Services		1,207
Household Furniture & Fixtures [0.3%]
Tempur-Pedic International *	2,720	143
Insurance [7.7%]
Aetna	6,200	225
Berkshire Hathaway, Cl B *	14,322	1,018
Chubb	10,200	612
HCC Insurance Holdings	35,000	947
Loews	18,100	625
Unum Group	37,800	792
Total Insurance		4,219
Internet & Catalog Retail [0.5%]
priceline.com *	580	261
Investment Banker/Broker Dealer [0.5%]
Affiliated Managers Group *	3,540	276
Machinery [2.3%]
AGCO *	19,300	667
Caterpillar	4,100	303
Cummins	3,665	299
Total Machinery		1,269
Manufacturing [2.1%]
Tyco International	28,650	1,168
Medical Products & Services [7.7%]
Baxter International	2,770	156
CareFusion *	40,042	959
Cooper	2,300	182
Covidien	20,940	924
Laboratory Corp of America Holdings *	8,100	640
Patterson	24,100	690
Quest Diagnostics	13,600	671
Total Medical Products & Services		4,222

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 66

schedule of investments
September 30, 2011

Diversified Equity Fund (concluded)

Description	Shares	Value (000)
Office Furniture & Fixtures [2.1%]
Fortinet *	5,370	$90
QLIK Technologies *	3,680	80
Salesforce.com *	2,490	284
Synopsys *	19,500	475
VMware, Cl A *	2,920	235
Total Office Furniture & Fixtures		1,164
Paper & Related Products [1.5%]
Packaging Corp of America	21,500	501
Sealed Air	18,700	312
Total Paper & Related Products		813
Petroleum & Fuel Products [10.0%]
Anadarko Petroleum	7,320	462
Cabot Oil & Gas	2,950	183
Cameron International *	3,600	150
Concho Resources *	3,920	279
ConocoPhillips	8,200	519
Equities	4,000	213
Newfield Exploration *	16,000	635
Noble	28,700	842
Patterson-UTI Energy	22,800	395
Schlumberger	6,760	404
Southwestern Energy *	17,900	597
Spectra Energy	32,300	792
Total Petroleum & Fuel Products		5,471
Real Estate Investment Trust [0.3%]
AvalonBay Communities	1,300	148
Real Estate Management & Development [2.3%]
Brookfield Asset Management, Cl A	46,100	1,270
Retail [2.2%]
Bed Bath & Beyond *	4,250	243
Walgreen	23,100	760
Whole Foods Market	2,850	186
Total Retail		1,189
Semi-Conductors [3.2%]
Altera	7,550	238
Applied Materials	59,000	611
ARM Holdings ADR	9,490	242
ASML Holding, Cl G	7,560	261
Broadcom, Cl A	8,670	288

Description	Shares	Value (000)
Cypress Semiconductor	7,150	$107
Total Semi-Conductors		1,747
Telephones & Telecommunications [1.8%]
AT&T	17,800	508
Vodafone Group ADR	18,700	479
Total Telephones & Telecommunications		987
Transportation Services [0.5%]
Union Pacific	3,680	301
Web Portals/ISP [2.2%]
Amazon.com *	3,380	731
Google, Cl A *	950	489
Total Web Portals/ISP		1,220
Wholesale [1.4%]
Green Mountain Coffee Roasters *	1,300	121
Hershey	4,420	262
Mead Johnson Nutrition, Cl A	5,960	410
Total Wholesale		793
Total Common Stock (Cost $55,248)		52,479
Short-Term Investment [4.7%]
AIM STIT-Treasury Portfolio, 0.020%**	2,556,189	2,556
Total Short-Term Investment (Cost $2,556)		2,556
Total Investments [100.3%] (Cost $57,804)		$55,035

Percentages are based on Net Assets of $54,871 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2011.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2011, all of the Fund’s investments are Level 1.

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 67

schedule of investments
September 30, 2011

Large Cap Value Equity Fund

Description	Shares	Value (000)
Common Stock [98.3%]
Aerospace & Defense [1.5%]
General Dynamics	9,000	$512
L-3 Communications Holdings, Cl 3	15,600	967
Total Aerospace & Defense		1,479
Beverages [1.2%]
Molson Coors Brewing, Cl B	15,400	610
PepsiCo	10,200	632
Total Beverages		1,242
Biotechnology [1.2%]
Gilead Sciences *	31,600	1,226
Capital Markets [3.2%]
Bank of New York Mellon	52,900	984
Goldman Sachs Group	11,200	1,059
State Street	34,800	1,119
Total Capital Markets		3,162
Commercial Banks [4.2%]
US Bancorp	74,500	1,754
Wells Fargo	98,960	2,387
Total Commercial Banks		4,141
Commercial Services & Supplies [2.4%]
Iron Mountain	42,500	1,344
Waste Management	30,500	993
Total Commercial Services & Supplies		2,337

Description	Shares	Value (000)
Communications Equipment [1.6%]
Cisco Systems	101,500	$1,572
Consumer Finance [1.8%]
American Express	40,200	1,805
Containers & Packaging [0.9%]
Sealed Air	52,100	870
Diversified Financial Services [4.3%]
Citigroup	69,300	1,775
JPMorgan Chase	83,200	2,506
Total Diversified Financial Services		4,281
Diversified Telecommunication Services [3.1%]
AT&T	60,317	1,720
Verizon Communications	37,600	1,384
Total Diversified Telecommunication Services		3,104
Electric Utilities [2.4%]
American Electric Power	13,100	498
Edison International	35,500	1,358
NextEra Energy	10,200	551
Total Electric Utilities		2,407
Energy Equipment & Services [1.1%]
Diamond Offshore Drilling	19,800	1,084
Food & Staples Retailing [5.1%]
CVS	52,400	1,760
SUPERVALU	124,500	829
Wal-Mart Stores	48,200	2,501
Total Food & Staples Retailing		5,090
Food Products [1.7%]
Archer-Daniels-Midland	36,900	916
Dean Foods *	90,000	798
Total Food Products		1,714
Health Care Equipment & Supplies [1.2%]
Baxter International	12,500	702
Becton Dickinson	6,900	506
Total Health Care Equipment & Supplies		1,208

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 68

schedule of investments
September 30, 2011

Large Cap Value Equity Fund (continued)

Description	Shares	Value (000)
Health Care Providers & Services [2.5%]
Aetna	34,200	$1,243
Cigna	18,500	776
UnitedHealth Group	9,500	438
Total Health Care Providers & Services		2,457
Household Products [2.2%]
Procter & Gamble	34,700	2,192
Industrial Conglomerates [3.0%]
General Electric	160,700	2,449
Tyco International	13,600	554
Total Industrial Conglomerates		3,003
Insurance [7.4%]
Aflac	45,200	1,580
Berkshire Hathaway, Cl B *	35,400	2,515
Marsh & McLennan	63,100	1,674
Travelers	31,700	1,545
Total Insurance		7,314
Leisure Equipment & Products [1.7%]
Mattel	63,800	1,652
Machinery [0.9%]
AGCO *	25,700	888
Media [2.6%]
Comcast, Cl A	96,800	2,023
Time Warner	17,933	538
Total Media		2,561
Metals & Mining [2.2%]
Barrick Gold	19,100	891
Newmont Mining	19,800	1,245
Total Metals & Mining		2,136
Multiline Retail [1.9%]
Target	39,100	1,917
Multi-Utilities [4.8%]
Consolidated Edison	7,000	399
National Grid ADR	27,200	1,349
PG&E	42,000	1,777
Public Service Enterprise Group	22,100	738

Description	Shares	Value (000)
Sempra Energy	10,000	$515
Total Multi-Utilities		4,778
Oil, Gas & Consumable Fuels [16.2%]
Apache	14,000	1,123
BP ADR	40,900	1,475
Chevron	38,240	3,538
ConocoPhillips	50,080	3,171
Devon Energy	20,100	1,114
Exxon Mobil	50,500	3,668
Hess	26,000	1,364
Marathon Oil	30,000	648
Total Oil, Gas & Consumable Fuels		16,101
Pharmaceuticals [5.3%]
Abbott Laboratories	21,700	1,110
Merck	23,100	756
Pfizer	104,000	1,839
Teva Pharmaceutical Industries ADR	23,300	867
Warner Chilcott, Cl A *	46,400	663
Total Pharmaceuticals		5,235
Real Estate Management & Development [1.6%]
Brookfield Asset Management, Cl A	58,200	1,603
Road & Rail [3.0%]
CSX	60,000	1,120
Union Pacific	23,000	1,879
Total Road & Rail		2,999
Semiconductors & Semiconductor Equipment [2.5%]
Intel	72,200	1,540
Texas Instruments	34,900	930
Total Semiconductors & Semiconductor Equipment		2,470
Software [1.8%]
Microsoft	73,500	1,830
Specialty Retail [1.0%]
Best Buy	22,700	529
Lowe's	22,500	435
Total Specialty Retail		964

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 69

schedule of investments
September 30, 2011

Large Cap Value Equity Fund (concluded)

Description	Shares	Value (000)
Wireless Telecommunication Services [0.8%]
Sprint Nextel *	260,000	$790
Total Common Stock (Cost $106,958)		97,612
Short-Term Investments [2.0%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.062%**	1,517,643	1,517
Goldman Sachs Financial Square Funds - Government Fund, 0.006%**	509,703	510
Total Short-Term Investments (Cost $2,027)		2,027
Total Investments [100.3%] (Cost $108,985)		$99,639

Percentages are based on Net Assets of $99,369 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2011.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2011, all of the Fund’s investments are Level 1.

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 70

schedule of investments
September 30, 2011

Large Cap Growth Equity Fund

Description	Shares	Value (000)
Common Stock [99.8%]
Aerospace & Defense [1.5%]
Boeing	10,700	$647
Air Freight & Logistics [1.3%]
FedEx	8,700	589
Beverages [4.0%]
Dr Pepper Snapple Group	24,100	934
Fomento Economico Mexicano ADR	12,800	830
Total Beverages		1,764
Biotechnology [6.6%]
Celgene *	23,400	1,449
Gilead Sciences *	26,500	1,028
United Therapeutics *	11,100	416
Total Biotechnology		2,893
Capital Markets [1.0%]
Franklin Resources	4,600	440
Chemicals [1.0%]
Mosaic	9,200	451
Communications Equipment [5.4%]
F5 Networks *	6,900	490
Finisar *	24,900	437
Qualcomm	29,300	1,425
Total Communications Equipment		2,352

Description	Shares	Value (000)
Computers & Peripherals [12.1%]
Apple *	10,900	$4,155
EMC *	54,000	1,133
Total Computers & Peripherals		5,288
Diversified Financial Services [1.2%]
JPMorgan Chase	16,900	509
Diversified Telecommunication Services [1.4%]
Verizon Communications	16,100	593
Electronic Equipment [1.5%]
Corning	53,300	659
Energy Equipment & Services [4.7%]
Baker Hughes	15,100	697
National Oilwell Varco	8,600	440
Schlumberger	15,200	908
Total Energy Equipment & Services		2,045
Food & Staples Retailing [4.8%]
CVS	29,300	984
Tesco ADR	32,400	576
Wal-Mart Stores	10,100	524
Total Food & Staples Retailing		2,084
Food Products [1.7%]
Bunge	13,100	764
Health Care Equipment & Supplies [3.4%]
Baxter International	15,900	892
Intuitive Surgical *	1,600	583
Total Health Care Equipment & Supplies		1,475
Hotels, Restaurants & Leisure [1.6%]
Starbucks	18,300	682
Insurance [1.7%]
Prudential Financial	16,200	759
Internet & Catalog Retail [1.9%]
priceline.com *	1,800	809

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 71

schedule of investments
September 30, 2011

Large Cap Growth Equity Fund (concluded)

Description	Shares	Value (000)
Internet Software & Services [4.5%]
Google, Cl A *	3,800	$1,955
IT Services [6.9%]
IBM	10,600	1,855
Mastercard, Cl A	3,700	1,174
Total IT Services		3,029
Machinery [5.3%]
Caterpillar	7,700	569
Cummins	12,300	1,004
Danaher	17,300	725
Total Machinery		2,298
Media [6.8%]
Comcast, Cl A	32,500	679
DIRECTV, Cl A *	23,400	989
Omnicom Group	17,400	641
Time Warner Cable, Cl A	10,700	671
Total Media		2,980
Metals & Mining [2.5%]
Allegheny Technologies	14,300	529
Worthington Industries	39,800	556
Total Metals & Mining		1,085
Multiline Retail [3.2%]
Kohl's	14,200	697
Target	14,100	692
Total Multiline Retail		1,389
Oil, Gas & Consumable Fuels [1.3%]
Peabody Energy	16,600	563
Personal Products [1.4%]
Avon Products	32,400	635
Pharmaceuticals [3.3%]
Mylan *	47,000	799
Shire ADR	6,800	639
Total Pharmaceuticals		1,438

Description	Shares	Value (000)
Real Estate Investment Trusts [1.3%]
Public Storage	5,300	$590
Road & Rail [1.6%]
Norfolk Southern	11,400	696
Semiconductors & Semiconductor Equipment [1.3%]
Altera	18,400	580
Software [2.5%]
Oracle	38,500	1,106
Wireless Telecommunication Services [1.1%]
MetroPCS Communications *	53,400	465
Total Common Stock (Cost $44,683)		43,612
Total Investments [99.8%] (Cost $44,683)		$43,612

Percentages are based on Net Assets of $43,690 ($ Thousands).

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2011, all of the Fund’s investments are Level 1.

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 72

schedule of investments
September 30, 2011

Socially Responsible Equity Fund

Description	Shares	Value (000)
Common Stock [94.9%]
Automotive [2.3%]
Ford Motor *	90,000	$871
Honda Motor ADR	21,000	612
Total Automotive		1,483
Banks [7.4%]
CIT Group *	30,300	920
Cullen	27,500	1,261
M&T Bank	17,000	1,188
US Bancorp	61,400	1,446
Total Banks		4,815
Broadcasting & Cable [1.4%]
Cisco Systems	61,000	945
Building & Construction [1.6%]
Owens Corning *	47,800	1,036
Business Services [2.9%]
Automatic Data Processing	40,000	1,886
Chemicals [2.1%]
EI du Pont de Nemours	35,000	1,399
Communication & Media [3.4%]
Thomson Reuters	37,000	1,000
Time Warner	42,000	1,259
Total Communication & Media		2,259

Description	Shares	Value (000)
Computer Software [1.5%]
Microsoft	40,500	$1,008
Distributors [2.3%]
Genuine Parts	29,000	1,473
Drugs [6.2%]
Abbott Laboratories	38,000	1,943
Bristol-Myers Squibb	66,700	2,093
Total Drugs		4,036
Electrical Equipment [1.8%]
Emerson Electric	29,000	1,198
Financial Services [3.6%]
American Express	30,000	1,347
NYSE Euronext	42,500	988
Total Financial Services		2,335
Healthcare Products & Services [6.1%]
Cardinal Health	32,000	1,340
McKesson	17,000	1,236
Pharmaceutical Product Development	55,700	1,429
Total Healthcare Products & Services		4,005
Insurance [11.8%]
Berkshire Hathaway, Cl B *	28,000	1,989
Chubb	39,000	2,339
HCC Insurance Holdings	34,200	925
Loews	36,000	1,244
Mercury General	31,000	1,189
Total Insurance		7,686
Machinery [1.1%]
AGCO *	20,000	692
Manufacturing [1.9%]
Tyco International	29,875	1,218

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 73

schedule of investments
September 30, 2011

Socially Responsible Equity Fund (concluded)

Description	Shares	Value (000)
Medical Products & Services [6.7%]
Laboratory Corp of America Holdings *	16,000	$1,265
Patterson	65,000	1,861
Quest Diagnostics	25,000	1,234
Total Medical Products & Services		4,360
Paper & Related Products [2.8%]
Packaging Corp of America	53,500	1,247
Sealed Air	34,600	578
Total Paper & Related Products		1,825
Petroleum & Fuel Products [10.5%]
ConocoPhillips	31,000	1,963
Encana	77,300	1,485
Southwestern Energy *	34,700	1,157
Spectra Energy	91,500	2,244
Total Petroleum & Fuel Products		6,849
Real Estate Management & Development [3.4%]
Brookfield Asset Management, Cl A	81,000	2,232
Retail [2.3%]
Walgreen	45,000	1,480
Semi-Conductors [4.4%]
Analog Devices	59,000	1,844
Intel	49,000	1,045
Total Semi-Conductors		2,889
Steel & Steel Works [2.7%]
Nucor	55,000	1,740
Transportation Services [1.9%]
United Parcel Service, Cl B	20,100	1,269
Waste Management Services [2.8%]
Waste Management	56,000	1,823
Total Common Stock (Cost $61,946)		61,941
Short-Term Investment [6.8%]
AIM STIT-Government TaxAdvantage Portfolio, 0.020%**	4,472,412	$4,472
Total Short-Term Investment (Cost $4,472)		4,472
Total Investments [101.7%] (Cost $66,418)		$66,413
Percentages are based on Net Assets of $65,325 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2011.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2011, all of the Fund’s investments are Level 1.

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 74

schedule of investments
September 30, 2011

CSC Small Cap Value Fund†

Description	Shares	Value (000)
Common Stock [97.5%]
Capital Markets [5.8%]
Duff & Phelps, Cl A	50,900	$543
Federated Investors, Cl B	27,555	483
Total Capital Markets		1,026
Chemicals [4.7%]
KMG Chemicals	34,102	420
Spartech *	132,105	423
Total Chemicals		843
Commercial Banks [2.5%]
First Financial Bancorp	32,450	448
Construction Materials [2.4%]
Eagle Materials	25,900	431
Diversified Consumer Services [4.9%]
Coinstar *	21,965	879
Electrical Equipment [2.9%]
Woodward	18,500	507
Health Care Equipment & Supplies [5.4%]
Teleflex	17,900	963
Health Care Providers & Services [2.5%]
VCA Antech *	28,064	448

Description	Shares	Value (000)
Hotels, Restaurants & Leisure [7.8%]
International Speedway, Cl A	20,500	$468
Wendy's	200,000	918
Total Hotels, Restaurants & Leisure		1,386
Household Products [8.0%]
Central Garden & Pet, Cl A *	136,400	966
Scotts Miracle-Gro, Cl A	10,350	462
Total Household Products		1,428
Insurance [22.6%]
Alleghany *	3,379	975
Hallmark Financial Services *	87,786	647
Hilltop Holdings *	49,200	355
Symetra Financial	90,600	738
White Mountains Insurance Group	3,232	1,311
Total Insurance		4,026
Internet & Catalog Retail [5.7%]
HSN	30,600	1,014
IT Services [2.9%]
Global Cash Access Holdings *	200,000	512
Life Sciences Tools & Services [4.3%]
PerkinElmer	40,000	768
Machinery [5.0%]
Altra Holdings *	37,650	436
IDEX	14,300	445
Total Machinery		881
Media [2.7%]
Liberty Media	7,202	476
Oil, Gas & Consumable Fuels [3.0%]
Approach Resources *	31,300	532
Professional Services [2.2%]
GP Strategies *	39,700	396

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 75

schedule of investments
September 30, 2011

CSC Small Cap Value Fund† (concluded)

Description	Shares/Face Amount (000)	Value (000)
Software [2.2%]
Fair Isaac	17,700	$386
Total Common Stock (Cost $16,877)		17,350
Repurchase Agreement(A) [3.0%]
Morgan Stanley
0.060%, dated 09/30/11, repurchased on 10/03/11, repurchase price $530,131 (collateralized by a U.S. Treasury Bond, par value $532,402, 6.125%, 11/15/27; with total market value $540,732)	$530	530
Total Repurchase Agreement (Cost $530)		530
Total Investments [100.5%] (Cost $17,407)		$17,880

Percentages are based on Net Assets of $17,784 ($ Thousands).

*	Non-income producing security.

†	See Note 1 in Notes to Financial Statements.

(A)	Tri-Party Repurchase Agreement.

Cl — Class

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$17,350	$—	$—	$17,350
Repurchase Agreement	—	530	—	530
Total Investments in Securities	$17,350	$530	$—	$17,880

For the year ended September 30, 2011, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 76

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CNI CHARTER FUNDS | PAGE 77

statements of assets and liabilities (000)
September 30, 2011

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
ASSETS:
Cost of securities (including repurchase agreements)	$3,267,247	$1,345,329	$857,778
Investments in securities, at value	$2,552,947	$1,164,729	$857,778
Repurchase agreements, at value	714,300	180,600	—
Cash	98	—	3,777
Receivable for investment securities sold	—	—	21,510
Dividend and interest receivable	2,080	562	485
Receivable for capital shares sold	—	—	6
Prepaid expenses	49	22	15
Total Assets	3,269,474	1,345,913	883,571

LIABILITIES:
Payable for income distributions	8	13	8
Payable for investment securities purchased	—	—	7,118
Investment adviser fees payable	68	84	26
Shareholder servicing & distribution fees payable	—	6	—
Administrative fees payable	113	46	32
Trustees' fees payable	2	1	—
Accrued expenses	264	115	71
Total Liabilities	455	265	7,255
Net Assets	$3,269,019	$1,345,648	$876,316

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$3,269,024	$1,345,660	$876,314
Accumulated net realized gain (loss) on investments	(5)	(12)	2
Net Assets	$3,269,019	$1,345,648	$876,316

Institutional Class Shares ($Dollars):
Net Assets	$51,704,935	$630,249,629	$169,931,407
Total shares outstanding at end of year	51,706,423	630,327,912	169,933,000
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class N Shares ($Dollars):
Net Assets	$2,926,119,637	$450,281,815	$628,163,321
Total shares outstanding at end of year	2,926,121,487	450,343,244	628,164,240
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class S Shares ($Dollars):
Net Assets	$291,194,136	$265,116,183	$78,221,145
Total shares outstanding at end of year	291,195,793	265,081,127	78,217,383
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 78

statements of assets and liabilities (000)
September 30, 2011

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
ASSETS:
Cost of securities	$37,395	$174,548	$111,018	$55,030
Investments in securities, at value	$37,898	$178,628	$112,994	$56,585
Receivable for investment securities sold	—	—	—	811
Dividend and income receivable	297	754	1,304	708
Receivable for capital shares sold	6	174	—	20
Prepaid expenses	1	3	2	1
Total Assets	38,202	179,559	114,300	58,125

LIABILITIES:
Payable for income distributions	13	59	172	64
Payable for capital shares redeemed	6	577	5	7
Investment adviser fees payable	16	55	37	7
Shareholder servicing & distribution fees payable	4	39	24	13
Administrative fees payable	2	7	4	2
Accrued expenses	16	16	14	5
Total Liabilities	57	753	256	98
Net Assets	$38,145	$178,806	$114,044	$58,027

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$40,098	$174,582	$111,530	$56,111
Accumulated net realized gain (loss) on investments	(2,456)	144	538	361
Net unrealized appreciation on investments	503	4,080	1,976	1,555
Net Assets	$38,145	$178,806	$114,044	$58,027

Institutional Class Shares ($Dollars):
Net Assets	$31,742,780	$175,865,927	$111,563,578	$53,463,539
Total shares outstanding at end of year	2,847,979	16,359,635	10,542,327	5,009,847
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.15	$10.75	$10.58	$10.67

Class N Shares ($Dollars):
Net Assets	$6,402,686	$2,939,986	$2,480,817	$4,563,424
Total shares outstanding at end of year	574,114	272,969	234,152	426,386
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.15	$10.77	$10.59	$10.70

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 79

statements of assets and liabilities (000)
September 30, 2011

	Full Maturity Fixed Income Fund	High Yield Bond Fund	Multi-Asset Fund	Diversified Equity Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$42,155	$101,186	$47,567	$57,804
Investments in securities, at value	$44,292	$96,467	$39,094	$55,035
Affiliated investments, at value	—	—	6,198	—
Cash	—	—	5	—
Dividend and income receivable	344	2,327	158	35
Receivable for investment securities sold	51	—	—	1,751
Receivable for capital shares sold	82	229	79	3
Prepaid expenses	1	1	1	1
Total Assets	44,770	99,024	45,535	56,825

LIABILITIES:
Payable for income distributions	100	386	35	8
Payable for capital shares redeemed	1	—	—	—
Payable for investment securities purchased	240	4,050	—	1,889
Investment adviser fees payable	18	49	19	36
Shareholder servicing & distribution fees payable	1	27	15	—
Administrative fees payable	2	4	2	2
Accrued expenses	17	7	3	19
Total Liabilities	379	4,523	74	1,954
Net Assets	$44,391	$94,501	$45,461	$54,871

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$41,780	$101,228	$49,752	$77,703
Undistributed net investment income	—	—	15	—
Accumulated net realized gain (loss) on investments	474	(2,008)	(2,031)	(20,063)
Net unrealized appreciation (depreciation) on investments	2,137	(4,719)	(2,275)	(2,769)
Net Assets	$44,391	$94,501	$45,461	$54,871

Institutional Class Shares ($Dollars):
Net Assets	$43,894,029	$65,829,448	$19,084,494	$50,029,037
Total shares outstanding at end of year	4,023,736	8,252,982	1,932,078	4,414,577
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.91	$7.98	$9.88	$11.33

Class N Shares ($Dollars):
Net Assets	$496,891	$28,671,817	$26,376,671	$4,842,226
Total shares outstanding at end of year	45,576	3,594,089	2,670,591	426,049
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.90	$7.98	$9.88	$11.37

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 80

statements of assets and liabilities (000)
September 30, 2011

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	Socially Responsible Equity Fund	CSC Small Cap Value Fund†
ASSETS:
Cost of securities (including repurchase agreements)	$108,985	$44,683	$66,418	$17,407
Investments in securities, at value	$99,639	$43,612	$66,413	$17,350
Repurchase agreements, at value	—	—	—	530
Cash	—	—	13	—
Dividend and income receivable	113	22	96	8
Receivable for investment securities sold	—	111	—	—
Receivable for capital shares sold	124	66	70	2
Prepaid expenses	2	1	1	—
Total Assets	99,878	43,812	66,593	17,890

LIABILITIES:
Payable for income distributions	93	—	—	—
Payable for capital shares redeemed	328	3	19	22
Payable for investment securities purchased	—	—	1,182	55
Investment adviser fees payable	53	25	42	13
Shareholder servicing & distribution fees payable	24	12	2	5
Administrative fees payable	4	2	3	1
Payable to custodian	—	77	—	—
Accrued expenses	7	3	20	10
Total Liabilities	509	122	1,268	106
Net Assets	$99,369	$43,690	$65,325	$17,784

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$112,539	$46,058	$77,030	$21,545
Accumulated net realized loss on investments	(3,824)	(1,297)	(11,700)	(4,234)
Net unrealized appreciation (depreciation) on investments	(9,346)	(1,071)	(5)	473
Net Assets	$99,369	$43,690	$65,325	$17,784

Institutional Class Shares ($Dollars):
Net Assets	$90,304,591	$34,387,359	$62,193,012	$1,660,149
Total shares outstanding at end of year	12,183,286	4,622,148	7,421,237	86,572
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.41	$7.44	$8.38	$19.18

Class N Shares ($Dollars):
Net Assets	$9,063,932	$9,302,723	$3,132,057	$4,048,197
Total shares outstanding at end of year	1,224,947	1,265,769	374,325	215,643
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.40	$7.35	$8.37	$18.77

Class R Shares ($Dollars):
Net Assets	$—	$—	$—	$12,075,411
Total shares outstanding at end of year	—	—	—	642,682
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$—	$—	$18.79
Maximum offering price per share
(net asset value ÷ 96.50%)	$—	$—	$—	$19.47

†	See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 81

statements of operations
For the year ended September 30, 2011

	Government Money Market Fund (000)	Prime Money Market Fund (000)	California Tax Exempt Money Market Fund (000)
INCOME:
Interest Income	$4,857	$3,762	$1,715
Dividend Income	—	1	—
Total Investment Income	4,857	3,763	1,715

EXPENSES:
Investment Advisory Fees	7,987	3,388	2,490
Shareholder Servicing Fees — Institutional Class	185	1,462	376
Shareholder Servicing Fees — Class N (1)	20,053	3,349	5,282
Shareholder Servicing Fees — Class S (1)	2,431	2,429	506
Administration Fees	1,509	666	453
Transfer Agent Fees	252	111	76
Trustee Fees	164	75	50
Professional Fees	487	214	144
Custody Fees	141	63	32
Registration Fees	112	51	35
Printing Fees	111	49	33
Insurance and Other Expenses	313	150	102
Total Expenses	33,745	12,007	9,579
Less, Waivers of:
Investment Advisory Fees	(6,470)	(1,533)	(1,775)
Shareholder Servicing Fees — Institutional Class	(185)	(1,462)	(376)
Shareholder Servicing Fees — Class N (1)	(19,862)	(3,236)	(5,236)
Shareholder Servicing Fees — Class S (1)	(2,382)	(2,297)	(497)
Administration Fees	(226)	(100)	(68)
Transfer Agent Fees	(252)	(111)	(76)
Net Expenses	4,368	3,268	1,551

Net Investment Income	489	495	164
Net Realized Loss From Securities Transactions	—	(12)	—
Net Increase in Net Assets Resulting from Operations	$489	$483	$164

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 82

statements of operations
For the year ended September 30, 2011

	Limited Maturity Fixed Income Fund (000)	Government Bond Fund (000)	Corporate Bond Fund (000)	California Tax Exempt Bond Fund (000)
INCOME:
Interest Income	$875	$3,582	$4,248	$1,621
Dividend Income	—	—	3	—
Less: Foreign Taxes Withheld	—	—	(1)	—
Total Investment Income	875	3,582	4,250	1,621

EXPENSES:
Investment Advisory Fees	206	734	462	136
Shareholder Servicing Fees — Institutional Class	—	419	283	116
Shareholder Servicing Fees — Class N (1)	44	15	12	19
Administration Fees	20	84	57	25
Transfer Agent Fees	42	14	9	4
Trustee Fees	2	9	6	3
Professional Fees	6	27	18	8
Custody Fees	2	8	5	2
Registration Fees	1	6	4	2
Printing Fees	(6)	6	4	2
Insurance and Other Expenses	4	16	14	4
Total Expenses	321	1,338	874	321
Recovery of Investment Advisory Fees Previously Waived (2)	—	—	1	—
Less, Waivers of:
Investment Advisory Fees	—	(122)	—	(56)
Shareholder Servicing Fees — Class N	(22)	—	—	—
Transfer Agent Fees	(3)	(14)	(9)	(4)
Net Expenses	296	1,202	866	261

Net Investment Income	579	2,380	3,384	1,360
Net Realized Gain From Securities Transactions	359	1,609	1,063	362
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(607)	1,187	(3,970)	(50)
Net Increase in Net Assets Resulting From Operations	$331	$5,176	$477	$1,672

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 83

statements of operations
For the year ended September 30, 2011

	Full Maturity Fixed Income Fund (000)	High Yield Bond Fund (000)	Multi-Asset Fund (000)	Diversified Equity Fund (000)
INCOME:
Dividend Income	$—	$2	$827	$855
Interest Income	1,569	6,853	33	—
Income from Affiliated Investments	—	—	225	—
Less: Foreign Taxes Withheld	—	—	—	(4)
Total Investment Income	1,569	6,855	1,085	851

EXPENSES:
Investment Advisory Fees	234	546	206	509
Shareholder Servicing Fees — Institutional Class	—	113	38	—
Shareholder Servicing Fees — Class N (1)	17	151	129	34
Administration Fees	23	36	20	34
Transfer Agent Fees	44	6	3	48
Trustee Fees	3	4	2	4
Professional Fees	7	12	7	10
Custody Fees	2	3	2	3
Registration Fees	2	2	1	3
Printing Fees	(8)	3	2	(9)
Insurance and Other Expenses	5	7	3	6
Total Expenses	329	883	413	642
Less, Waiver of:
Investment Advisory Fees	—	(67)	—	—
Shareholder Servicing Fees — Class N (1)	(8)	—	—	(17)
Transfer Agent Fees	(4)	(6)	(3)	(6)
Net Expenses	317	810	410	619

Net Investment Income	1,252	6,045	675	232
Net Realized Gain From Securities Transactions	609	1,560	1,865	4,639
Net Realized Gain From Affiliated Investments	—	—	49	—
Net Change in Unrealized Depreciation on Investments	(395)	(5,656)	(4,638)	(6,927)
Net Change in Unrealized Depreciation on Affiliated Investments	—	—	(24)	—
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,466	$1,949	$(2,073)	$(2,056)

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 84

statements of operations
For the year ended September 30, 2011

	Large Cap Value Equity Fund (000)	Large Cap Growth Equity Fund (000)	Socially Responsible Equity Fund (000)	CSC Small Cap Value Fund† (000)
INCOME:
Dividend Income	$2,591	$586	$1,567	$226
Interest Income	—	—	—	1
Less: Foreign Taxes Withheld	(4)	—	(26)	—
Total Investment Income	2,587	586	1,541	227

EXPENSES:
Investment Advisory Fees	698	337	536	203
Shareholder Servicing Fees — Institutional Class	255	103	—	7
Shareholder Servicing Fees — Class N (1)	53	53	16	25
Shareholder Servicing Fees — Class R (1)	—	—	—	80
Administration Fees	55	25	35	12
Transfer Agent Fees	9	4	49	27
Trustee Fees	6	3	4	1
Professional Fees	17	8	11	3
Printing Fees	4	2	(8)	1
Custody Fees	5	2	3	1
Registration Fees	4	2	2	1
Insurance and Other Expenses	10	4	6	2
Total Expenses	1,116	543	654	363
Less, Waiver of:
Shareholder Servicing Fees — Class N (1)	—	—	(8)	—
Shareholder Servicing Fees — Class R (1)	—	—	—	(64)
Transfer Agent Fees	(9)	(4)	(6)	(2)
Net Expenses	1,107	539	640	297

Net Investment Income	1,480	47	901	(70)
Net Realized Gain/(Loss) From Securities Transactions	4,640	3,717	(1,057)	1,944
Net Change in Unrealized Depreciation on Investments	(8,528)	(5,911)	(2,820)	(2,867)
Net Decrease in Net Assets Resulting from Operations	$(2,408)	$(2,147)	$(2,976)	$(993)

(1)	Includes class specific distribution expenses.

†	See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 85

statements of changes in net assets
For the years ended September 30

	Government Money Market Fund (000)		Prime Money Market Fund (000)
	2011	2010	2011	2010
OPERATIONS:
Net Investment Income	$489	$679	$495	$755
Net Realized Gain (Loss) from Security Transactions	—	(5)	(12)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase in Net Assets Resulting from Operations	489	674	483	755

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(19)	(38)	(330)	(430)
Class N	(458)	(613)	(146)	(240)
Class S	(32)	(29)	(57)	(85)
Realized Capital Gains:
Institutional Class	—	—	—	(58)
Class N	—	—	—	(68)
Class S	—	—	—	(40)
Total Dividends & Distributions	(509)	(680)	(533)	(921)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	468,707	618,772	2,567,876	1,322,472
Shares Issued in Lieu of Dividends and Distributions	—	1	51	83
Shares Redeemed	(498,052)	(661,586)	(2,427,636)	(1,375,843)
Increase (Decrease) in Net Assets From Institutional Class Share Transactions	(29,345)	(42,813)	140,291	(53,288)

Class N:
Shares Issued	6,046,915	4,589,006	1,236,194	1,396,173
Shares Issued in Lieu of Dividends and Distributions	374	504	93	195
Shares Redeemed	(5,719,187)	(4,540,616)	(1,218,312)	(1,620,744)
Increase (Decrease) in Net Assets from Class N Share Transactions	328,102	48,894	17,975	(224,376)

Class S:
Shares Issued	849,467	990,276	1,490,167	1,102,036
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(906,968)	(940,420)	(1,577,615)	(1,122,183)
Increase/(Decrease) in Net Assets from Class S Share Transactions	(57,501)	49,856	(87,448)	(20,147)

Net Increase (Decrease) in Net Assets From Share Transactions	241,256	55,937	70,818	(297,811)
Total Increase (Decrease) in Net Assets	241,236	55,931	70,768	(297,977)

NET ASSETS:
Beginning of Year	3,027,783	2,971,852	1,274,880	1,572,857
End of Year	$3,269,019	$3,027,783	$1,345,648	$1,274,880
Undistributed (Distribution in Excess of) Net Investment Income	$—	$20	$—	$38

(1)	See Note 8 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 86

California Tax Exempt Money Market Fund (000)		Limited Maturity Fixed Income Fund (000)		Government Bond Fund (000)		Corporate Bond Fund (000)
2011	2010	2011	2010	2011	2010	2011	2010

$164	$246	$579	$806	$2,380	$2,534	$3,384	$3,304
—	10	359	216	1,609	654	1,063	699
—	—	(607)	317	1,187	1,657	(3,970)	2,293
164	256	331	1,339	5,176	4,845	477	6,296

(36)	(62)	(471)	(751)	(3,304)	(3,484)	(3,327)	(3,259)
(121)	(179)	(108)	(97)	(52)	(80)	(63)	(48)
(7)	(5)	—	—	—	—	—	—

—	(1)	—	—	—	—	—	—
—	(7)	—	—	—	—	—	—
—	(1)	—	—	—	—	—	—
(164)	(255)	(579)	(848)	(3,356)	(3,564)	(3,390)	(3,307)

1,057,959	1,024,504	2,339	26,702	56,798	118,193	40,990	35,743
—	—	306	535	2,397	2,306	1,062	892
(1,028,266)	(1,025,845)	(3,982)	(31,618)	(40,511)	(38,343)	(33,215)	(22,899)
29,693	(1,341)	(1,337)	(4,381)	18,684	82,156	8,837	13,736

1,294,708	1,197,782	8,524	10,788	529	1,787	1,077	2,426
117	178	76	97	29	33	33	19
(1,305,501)	(1,263,962)	(11,411)	(3,180)	(883)	(1,705)	(945)	(1,107)
(10,676)	(66,002)	(2,811)	7,705	(325)	115	165	1,338

301,856	145,553	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(271,899)	(171,684)	—	—	—	—	—	—
29,957	(26,131)	—	—	—	—	—	—

48,974	(93,474)	(4,148)	3,324	18,359	82,271	9,002	15,074
48,974	(93,473)	(4,396)	3,815	20,179	83,552	6,089	18,063

827,342	920,815	42,541	38,726	158,627	75,075	107,955	89,892
$876,316	$827,342	$38,145	$42,541	$178,806	$158,627	$114,044	$107,955
$—	$—	$—	$(1)	$—	$—	$—	$—

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 87

statements of changes in net assets
For the years ended September 30

	California Tax Exempt Bond Fund (000)		Full Maturity Fixed Income Fund (000)
	2011	2010	2011	2010
OPERATIONS:
Net Investment Income	$1,360	$1,235	$1,252	$1,511
Net Realized Gain from Security Transactions	362	373	609	189
Net Change in Unrealized Appreciation (Depreciation) on Investments	(50)	173	(395)	2,017
Increase (Decrease) in Net Assets Resulting from Operations	1,672	1,781	1,466	3,717

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(1,267)	(1,175)	(1,204)	(1,464)
Class N	(93)	(60)	(86)	(71)
Realized Capital Gains:
Institutional Class	(173)	—	(225)	(195)
Class N	(14)	—	(22)	(9)
Return of Capital:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Total Dividends and Distributions	(1,547)	(1,235)	(1,537)	(1,739)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares Issued	26,410	12,067	1,116	4,362 (2)
Shares Issued in Lieu of Dividends and Distributions	691	500	1,207	1,366
Shares Redeemed	(14,210)	(11,199)	(4,147)	(1,339)
Increase (Decrease) in Net Assets From Institutional Class Share Transactions	12,891	1,368	(1,824)	4,389

Class N:
Shares Issued	1,527	2,974	2,493	3,308
Shares Issued in Lieu of Dividends and Distributions	67	29	66	89
Shares Redeemed	(349)	(1,634)	(5,847)	(771)
Increase (Decrease) in Net Assets from Class N Share Transactions	1,245	1,369	(3,288)	2,626

Net Increase (Decrease) in Net Assets From Share Transactions	14,136	2,737	(5,112)	7,015
Total Increase (Decrease) in Net Assets	14,261	3,283	(5,183)	8,993

NET ASSETS:
Beginning of Year	43,766	40,483	49,574	40,581
End of Year	$58,027	$43,766	$44,391	$49,574
Undistributed (Distribution in Excess of) Net Investment Income	$—	$—	$—	$1

(1)	See Note 8 for shares issued and redeemed.

(2)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 9).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 88

High Yield Bond Fund (000)		Multi-Asset Fund (000)		Diversified Equity Fund (000)
2011	2010	2011	2010	2011	2010

$6,045	$4,049	$675	$512	$232	$301
1,560	989	1,914	290	4,639	1,377
(5,656)	2,994	(4,662)	1,230	(6,927)	1,658
1,949	8,032	(2,073)	2,032	(2,056)	3,336

(3,817)	(2,138)	(270)	(187)	(224)	(287)
(2,228)	(1,911)	(392)	(334)	(7)	(17)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	(2)
—	—	—	—	—	—
(6,045)	(4,049)	(662)	(521)	(231)	(306)

50,134	23,442	10,915	5,018	3,691	8,841 (2)
1,254	1,010	225	152	134	250
(16,681)	(8,902)	(2,124)	(2,817)	(8,556)	(5,387)
34,707	15,550	9,016	2,353	(4,731)	3,704

8,503	4,077	10,429	7,196	526	1,605
1,349	1,233	228	180	4	17
(3,817)	(2,980)	(4,754)	(3,223)	(2,060)	(922)
6,035	2,330	5,903	4,153	(1,530)	700

40,742	17,880	14,919	6,506	(6,261)	4,404
36,646	21,863	12,184	8,017	(8,548)	7,434

57,855	35,992	33,277	25,260	63,419	55,985
$94,501	$57,855	$45,461	$33,277	$54,871	$63,419
$—	$—	$15	$2	$—	$(1)

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 89

statements of changes in net assets
For the years ended September 30

	Large Cap Value Equity Fund (000)		Large Cap Growth Equity Fund (000)
	2011	2010	2011	2010
OPERATIONS:
Net Investment Income	$1,480	$1,233	$47	$164
Net Realized Gain (Loss) from Security Transactions	4,640	2,188	3,717	(1,035)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,528)	2,901	(5,911)	4,167
Increase (Decrease) in Net Assets Resulting from Operations	(2,408)	6,322	(2,147)	3,296

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(1,364)	(1,133)	(56)	(139)
Class N	(114)	(101)	(6)	(25)
Class R	—	—	—	—
Total Dividends and Distributions	(1,478)	(1,234)	(62)	(164)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	24,244	22,677	18,340	8,758
Shares Issued in Lieu of Dividends and Distributions	1,032	812	22	48
Shares Redeemed	(26,063)	(14,669)	(13,444)	(7,928)
Increase (Decrease) in Net Assets From Institutional Class Share Transactions	(787)	8,820	4,918	878

Class N:
Shares Issued	615	1,648	1,461	710
Shares Issued in Lieu of Dividends and Distributions	76	67	4	15
Shares Redeemed	(1,463)	(1,077)	(1,072)	(1,317)
Increase (Decrease) in Net Assets From Class N Share Transactions	(772)	638	393	(592)

Class R:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Decrease in Net Assets From Class R Share Transactions	—	—	—	—

Net Increase (Decrease) in Net Assets from Share Transactions	(1,559)	9,458	5,311	286
Total Increase (Decrease) in Net Assets	(5,445)	14,546	3,102	3,418

NET ASSETS:
Beginning of Year	104,814	90,268	40,588	37,170
End of Year	$99,369	$104,814	$43,690	$40,588
Undistributed (Distribution in Excess Of) Net Investment Income	$—	$(2)	$—	$—

(1)	See Note 8 for shares issued and redeemed.

†	See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 90

Socially Responsible Equity Fund (000)		CSC Small Cap Value Fund† (000)
2011	2010	2011	2010

$901	$587	$(70)	$53
(1,057)	(1,862)	1,944	3,169
(2,820)	5,910	(2,867)	(503)
(2,976)	4,635	(993)	2,719

(867)	(575)	(10)	—
(35)	(14)	(4)	—
—	—	(77)	(14)
(902)	(589)	(91)	(14)

16,039	11,228	487	1,236
867	575	10	—
(10,863)	(8,409)	(2,095)	(491)
6,043	3,394	(1,598)	745

1,850	1,491	106	369
34	14	3	—
(894)	(282)	(499)	(346)
990	1,223	(390)	23

—	—	418	704
—	—	74	14
—	—	(4,235)	(2,890)
—	—	(3,743)	(2,172)

7,033	4,617	(5,731)	(1,404)
3,155	8,663	(6,815)	1,301

62,170	53,507	24,599	23,298
$65,325	$62,170	$17,784	$24,599
$—	$1	$—	$88

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 91

financial highlights
For a Share Outstanding Throughout Each Period
For the year ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Dividends from Net Investment Income	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
Government Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.02%	$51,705	0.14%	0.03%	0.61%
2010	1.00	0.000	^	(0.000)^	1.00	0.04	81,050	0.17	0.04	0.62
2009	1.00	0.003		(0.003)	1.00	0.27	123,863	0.36	0.26	0.65
2008	1.00	0.027		(0.027)	1.00	2.72	100,674	0.59	2.62	0.59
2007	1.00	0.047		(0.047)	1.00	4.77	47,858	0.60	4.67	0.61
Class N (commenced operations on June 21, 1999)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.02%	$2,926,120	0.14%	0.02%	1.11%
2010	1.00	0.000	^	(0.000)^	1.00	0.02	2,598,035	0.19	0.02	1.12
2009	1.00	0.002		(0.002)	1.00	0.19	2,549,147	0.47	0.21	1.13
2008	1.00	0.025		(0.025)	1.00	2.49	3,006,935	0.81	2.40	1.09
2007	1.00	0.044		(0.044)	1.00	4.54	2,291,138	0.82	4.45	1.11
Class S (commenced operations on October 6, 1999)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.01%	$291,194	0.15%	0.01%	1.11%
2010	1.00	0.000	^	(0.000)^	1.00	0.01	348,698	0.20	0.01	1.12
2009	1.00	0.001		(0.001)	1.00	0.12	298,842	0.54	0.13	1.13
2008	1.00	0.023		(0.023)	1.00	2.29	408,747	1.02	2.23	1.09
2007	1.00	0.042		(0.042)	1.00	4.33	321,061	1.02	4.24	1.11
Prime Money Market Fund
Institutional Class (commenced operations on March 23, 1998)
2011	$1.00	$0.001		$(0.001)	$1.00	0.06%	$630,250	0.22%	0.05%	0.60%
2010	1.00	0.001		(0.001)*	1.00	0.09	489,980	0.24	0.08	0.60
2009	1.00	0.005		(0.005)	1.00	0.46	543,326	0.44	0.46	0.65
2008	1.00	0.030		(0.030)	1.00	3.01	532,931	0.58	2.90	0.58
2007	1.00	0.047		(0.047)	1.00	4.85	438,639	0.59	4.74	0.60
Class N (commenced operations on October 18, 1999)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.03%	$450,282	0.25%	0.03%	1.10%
2010	1.00	0.000	^	(0.000)*^	1.00	0.06	432,235	0.28	0.04	1.10
2009	1.00	0.003		(0.003)	1.00	0.33	656,769	0.61	0.39	1.15
2008	1.00	0.027		(0.027)	1.00	2.78	1,123,900	0.80	2.65	1.08
2007	1.00	0.045		(0.045)	1.00	4.62	870,537	0.81	4.52	1.10
Class S (commenced operations on October 26, 1999)
2011	$1.00	$0.000	^	$0.000 ^	$1.00	0.02%	$265,116	0.27%	0.01%	1.10%
2010	1.00	0.000	^	(0.000)*^	1.00	0.04	352,575	0.30	0.02	1.10
2009	1.00	0.002		(0.002)	1.00	0.23	372,762	0.73	0.28	1.15
2008	1.00	0.025		(0.025)	1.00	2.57	633,815	1.00	2.54	1.08
2007	1.00	0.043		(0.043)	1.00	4.41	620,195	1.01	4.32	1.10
California Tax Exempt Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.02%	$169,932	0.16%	0.02%	0.62%
2010	1.00	0.000	^	(0.000)*^	1.00	0.04	140,238	0.19	0.04	0.63
2009	1.00	0.003		(0.003)	1.00	0.33	141,579	0.30	0.31	0.65
2008	1.00	0.018		(0.018)	1.00	1.80	157,427	0.55	1.69	0.61
2007	1.00	0.030		(0.030)	1.00	3.01	89,237	0.55	2.97	0.62
Class N (commenced operations on June 21, 1999)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.02%	$628,163	0.17%	0.02%	1.12%
2010	1.00	0.000	^	(0.000)*^	1.00	0.03	638,839	0.20	0.02	1.12
2009	1.00	0.002		(0.002)	1.00	0.23	704,840	0.41	0.25	1.16
2008	1.00	0.016		(0.016)	1.00	1.57	880,794	0.78	1.47	1.11
2007	1.00	0.027		(0.027)	1.00	2.78	695,318	0.78	2.73	1.12
Class S (commenced operations on November 12, 1999)
2011	$1.00	$0.000	^	$(0.000)^	$1.00	0.01%	$78,221	0.17%	0.01%	1.12%
2010	1.00	0.000	^	(0.000)*^	1.00	0.01	48,265	0.22	0.01	1.12
2009	1.00	0.002		(0.002)	1.00	0.17	74,396	0.54	0.26	1.16
2008	1.00	0.014		(0.014)	1.00	1.37	141,757	0.98	1.40	1.11
2007	1.00	0.025		(0.025)	1.00	2.57	178,918	0.98	2.55	1.12

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 92

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri- butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2011	$11.21	$0.16	$(0.06)	$(0.16)	$—	$11.15	0.92%	$31,743	0.66%	1.46%	0.67%	50%
2010	11.06	0.20	0.16	(0.21)	—	11.21	3.28	33,279	0.73	1.82	0.71	118
2009	10.49	0.30	0.57	(0.30)	—	11.06	8.44	37,255	0.75	2.66	0.76	98
2008	10.59	0.37	(0.10)	(0.37)	—	10.49	2.54	92,681	0.76	3.44	0.67	79
2007	10.56	0.45	0.03	(0.45)	—	10.59	4.63	44,365	0.76	4.25	0.77	76
Class N (commenced operations on October 22, 2004)
2011	$11.22	$0.14	$(0.08)	$(0.13)	$—	$11.15	0.58%	$6,402	0.91%	1.21%	1.17%	50%
2010	11.07	0.16	0.17	(0.18)	—	11.22	3.04	9,262	0.98	1.48	1.22	118
2009	10.51	0.27	0.57	(0.28)	—	11.07	8.07	1,471	1.00	2.29	1.24	98
2008	10.61	0.35	(0.10)	(0.35)	—	10.51	2.29	432	1.00	3.24	0.92	79
2007	10.57	0.42	0.04	(0.42)	—	10.61	4.47	310	1.00	3.99	1.02	76
Government Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2011	$10.66	$0.15	$0.15	$(0.21)	$—	$10.75	2.86%	$175,866	0.70%	1.40%	0.78%	86%
2010	10.58	0.19	0.16	(0.27)	—	10.66	3.37	155,376	0.70	1.81	0.78	93
2009	10.40	0.35	0.18	(0.35)	—	10.58	5.18	71,966	0.70	3.29	0.77	85
2008	10.33	0.42	0.08	(0.43)	—	10.40	4.87	66,097	0.70	4.05	0.77	36
2007	10.28	0.46	0.05	(0.46)	—	10.33	5.04	52,606	0.70	4.50	0.77	83
Class N (commenced operations on April 13, 2000)
2011	$10.68	$0.12	$0.15	$(0.18)	$—	$10.77	2.60%	$2,940	0.95%	1.17%	1.03%	86%
2010	10.60	0.16	0.16	(0.24)	—	10.68	3.10	3,251	0.95	1.57	1.03	93
2009	10.42	0.32	0.18	(0.32)	—	10.60	4.91	3,109	0.95	3.04	1.02	85
2008	10.35	0.40	0.07	(0.40)	—	10.42	4.59	2,761	0.95	3.80	1.02	36
2007	10.30	0.44	0.04	(0.43)	—	10.35	4.77	2,632	0.95	4.25	1.02	83
Corporate Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2011	$10.88	$0.32	$(0.30)	$(0.32)	$—	$10.58	0.15%	$111,563	0.75%	2.94%	0.75%	40%
2010	10.56	0.35	0.32	(0.35)	—	10.88	6.50	105,571	0.74	3.32	0.75	28
2009	9.76	0.39	0.80	(0.39)	—	10.56	12.48	88,897	0.74	3.88	0.75	30
2008	10.18	0.43	(0.41)	(0.44)	—	9.76	0.04	69,709	0.73	4.25	0.74	12
2007	10.17	0.45	—	(0.44)	—	10.18	4.57	62,210	0.74	4.39	0.75	30
Class N (commenced operations on April 13, 2000)
2011	$10.89	$0.29	$(0.30)	$(0.29)	$—	$10.59	(0.10)%	$2,481	1.00%	2.69%	1.00%	40%
2010	10.57	0.33	0.32	(0.33)	—	10.89	6.23	2,384	0.99	3.05	1.00	28
2009	9.77	0.36	0.81	(0.37)	—	10.57	12.19	995	0.99	3.59	1.00	30
2008	10.18	0.41	(0.41)	(0.41)	—	9.77	(0.11)	608	0.98	4.02	0.99	12
2007	10.17	0.42	0.01	(0.42)	—	10.18	4.30	1,043	0.99	4.13	1.00	30
California Tax Exempt Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2011	$10.70	$0.29	$0.01	$(0.29)	$(0.04)	$10.67	2.92%	$53,464	0.50%	2.73%	0.62%	26%
2010	10.57	0.32	0.13	(0.32)	—	10.70	4.34	40,457	0.50	3.03	0.62	28
2009	10.06	0.33	0.51	(0.33)	—	10.57	8.45	38,581	0.50	3.18	0.61	50
2008	10.24	0.32	(0.18)	(0.32)	—	10.06	1.38	34,262	0.50	3.13	0.61	55
2007	10.25	0.31	(0.01)	(0.31)	—	10.24	2.98	33,802	0.50	3.04	0.62	43
Class N (commenced operations on April 13, 2000)
2011	$10.73	$0.26	$0.01	$(0.26)	$(0.04)	$10.70	2.65%	$4,563	0.75%	2.46%	0.87%	26%
2010	10.60	0.29	0.13	(0.29)	—	10.73	4.06	3,309	0.75	2.75	0.87	28
2009	10.09	0.30	0.51	(0.30)	—	10.60	8.15	1,902	0.75	2.92	0.87	50
2008	10.27	0.30	(0.18)	(0.30)	—	10.09	1.12	1,049	0.75	2.87	0.86	55
2007	10.27	0.28	—	(0.28)	—	10.27	2.82	922	0.75	2.78	0.87	43

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 93

financial highlights
For a Share Outstanding Throughout Each Period
For the year/period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distrib- utions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
2011	$10.91	$0.29	$0.07	$(0.30)	$(0.06)	$10.91	3.36%	$43,894	0.66%	2.70%	0.67%	43%
2010	10.46	0.36	0.50	(0.36)	(0.05)	10.91	8.48	45,756	0.70	3.40	0.71	63
2009	9.90	0.40	0.56	(0.40)	—	10.46	9.95	39,495	0.75	3.97	0.75	56
2008	10.16	0.44	(0.26)	(0.44)	—	9.90	1.76	42,579	0.64	4.32	0.64	34
2007	10.16	0.45	—	(0.45)	—	10.16	4.48	42,096	0.79	4.48	0.73	55
Class N (commenced operations on May 11, 2004)
2011	$10.90	$0.26	$0.07	$(0.27)	$(0.06)	$10.90	3.10%	$497	0.91%	2.46%	1.17%	43%
2010	10.46	0.33	0.50	(0.34)	(0.05)	10.90	8.12	3,818	0.95	3.08	1.21	63
2009	9.89	0.39	0.56	(0.38)	—	10.46	9.79	1,086	1.00	3.70	1.26	56
2008	10.16	0.42	(0.27)	(0.42)	—	9.89	1.42	687	0.89	4.02	0.89	34
2007	10.16	0.42	—	(0.42)	—	10.16	4.23	235	1.04	4.23	0.99	55
High Yield Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2011	$8.31	$0.72	$(0.33)	$(0.72)	$—	$7.98	4.45%	$65,829	1.00%	8.43%	1.10%	56%
2010	7.56	0.72	0.75	(0.72)	—	8.31	20.17	33,845	1.00	8.89	1.10	87
2009	7.40	0.62	0.18	(0.64)	—	7.56	12.94	16,355	1.00	9.75	1.10	59
2008	8.91	0.64	(1.47)	(0.68)	—	7.40	(9.83)	13,926	1.00	7.72	1.09	20
2007	8.96	0.70	(0.06)	(0.69)	—	8.91	7.27	17,137	1.00	7.73	1.10	26
Class N (commenced operations on January 14, 2000)
2011	$8.31	$0.69	$(0.33)	$(0.69)	$—	$7.98	4.14%	$28,672	1.30%	8.12%	1.40%	56%
2010	7.56	0.70	0.74	(0.69)	—	8.31	19.81	24,010	1.30	8.68	1.40	87
2009	7.40	0.60	0.18	(0.62)	—	7.56	12.61	19,637	1.30	9.43	1.40	59
2008	8.91	0.62	(1.47)	(0.66)	—	7.40	(10.10)	17,521	1.30	7.43	1.39	20
2007	8.96	0.68	(0.07)	(0.66)	—	8.91	6.95	20,121	1.30	7.44	1.40	26
Multi-Asset Fund
Institutional Class (commenced operations on October 1, 2007)
2011	$10.37	$0.19	$(0.48)	$(0.20)	$—	$9.88	(2.97)%	$19,084	0.84%	1.76%	0.85%	67%
2010	9.87	0.20	0.50	(0.20)	—	10.37	7.15	11,258	0.84	1.96	0.85	76
2009	9.70	0.15	0.18	(0.16)	—	9.87	3.54	8,423	0.83	1.71	0.84	94
2008	11.00	0.25	(1.32)	(0.23)	—	9.70	(9.84)	10,741	1.29	2.37	1.30	141
Class N (commenced operations on October 1, 2007)
2011	$10.36	$0.17	$(0.48)	$(0.17)	$—	$9.88	(3.11)%	$26,377	1.09%	1.57%	1.10%	67%
2010	9.86	0.17	0.50	(0.17)	—	10.36	6.89	22,019	1.09	1.69	1.10	76
2009	9.69	0.13	0.18	(0.14)	—	9.86	3.29	16,837	1.09	1.46	1.10	94
2008	11.00	0.23	(1.33)	(0.21)	—	9.69	(10.12)	16,708	1.53	2.22	1.54	141
Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2011	$11.88	$0.05	$(0.55)	$(0.05)	$—	$11.33	(4.27)%	$50,029	0.89%	0.37%	0.90%	112%
2010	11.19	0.06	0.69	(0.06)*	—	11.88	6.69	56,809	0.94	0.51	0.95	105
2009	12.19	0.11	(1.00)	(0.11)**	—	11.19	(7.08)	50,425	0.98	1.15	0.99	93
2008	18.48	0.14	(3.84)	(0.14)	(2.45)	12.19	(22.73)	74,997	0.97	0.98	0.94	143
2007	18.17	0.18	1.89	(0.18)	(1.58)	18.48	11.93	102,232	0.99	0.98	1.02	116
Class N (commenced operations on December 30, 2002)
2011	$11.92	$0.02	$(0.56)	$(0.01)	$—	$11.37	(4.50)%	$4,842	1.14%	0.11%	1.40%	112%
2010	11.22	0.03	0.70	(0.03)	—	11.92	6.50	6,610	1.19	0.26	1.45	105
2009	12.22	0.09	(1.00)	(0.09)	—	11.22	(7.30)	5,560	1.23	0.91	1.49	93
2008	18.52	0.11	(3.85)	(0.11)	(2.45)	12.22	(22.93)	7,102	1.22	0.74	1.19	143
2007	18.21	0.13	1.89	(0.13)	(1.58)	18.52	11.62	10,400	1.27	0.73	1.24	116

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes return of capital less than $0.01 per share.

**	Includes return of capital of $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 94

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri- butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Large Cap Value Equity Fund
Institutional Class (commenced operations on January 14, 2000)
2011	$7.68	$0.11	$(0.27)	$(0.11)	$—	$7.41	(2.20)%	$90,305	0.96%	1.34%	0.97%	43%
2010	7.28	0.10	0.40	(0.10)	—	7.68	6.85	94,725	0.96	1.29	0.97	26
2009	8.25	0.13	(0.98)	(0.12)	—	7.28	(10.03)	81,308	0.96	2.11	0.97	18
2008	11.21	0.16	(2.48)	(0.15)	(0.49)	8.25	(21.57)	88,361	0.95	1.64	0.96	36
2007	10.36	0.19	1.38	(0.19)	(0.53)	11.21	15.60	110,024	0.96	1.73	0.97	24
Class N (commenced operations on April 13, 2000)
2011	$7.67	$0.09	$(0.27)	$(0.09)	$—	$7.40	(2.45)%	$9,064	1.21%	1.09%	1.22%	43%
2010	7.27	0.08	0.40	(0.08)	—	7.67	6.59	10,089	1.21	1.03	1.22	26
2009	8.24	0.12	(0.98)	(0.11)	—	7.27	(10.27)	8,960	1.21	1.89	1.22	18
2008	11.19	0.13	(2.46)	(0.13)	(0.49)	8.24	(21.72)	11,712	1.20	1.38	1.21	36
2007	10.35	0.16	1.37	(0.16)	(0.53)	11.19	15.24	17,190	1.21	1.47	1.22	24
Large Cap Growth Equity Fund
Institutional Class (commenced operations on January 14, 2000)
2011	$7.67	$0.01	$(0.23)	$(0.01)	$—	$7.44	(2.86)%	$34,387	0.99%	0.14%	1.00%	82%
2010	7.08	0.04	0.59	(0.04)	—	7.67	8.89	31,317	0.99	0.52	1.00	61
2009	7.38	0.04	(0.30)	(0.04)	—	7.08	(3.36)	28,050	0.99	0.70	1.00	12
2008	8.86	0.03	(1.48)	(0.03)	—	7.38	(16.40)	31,074	0.98	0.35	0.99	26
2007	7.75	0.05	1.10	(0.04)	—	8.86	14.91	45,784	0.99	0.52	1.00	30
Class N (commenced operations on March 28, 2000)
2011	$7.59	$(0.01)	$(0.23)	$(0.00)^	$—	$7.35	(3.11)%	$9,303	1.24%	(0.10)%	1.25%	82%
2010	7.00	0.02	0.59	(0.02)	—	7.59	8.72	9,271	1.24	0.27	1.25	61
2009	7.31	0.03	(0.31)	(0.03)	—	7.00	(3.77)	9,120	1.24	0.45	1.25	12
2008	8.77	0.01	(1.46)	(0.01)	—	7.31	(16.55)	11,341	1.23	0.11	1.24	26
2007	7.68	0.01	1.10	(0.02)	—	8.77	14.51	15,063	1.24	0.28	1.25	30
Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2011	$8.81	$0.12	$(0.43)	$(0.12)	$—	$8.38	(3.67)%	$62,193	0.88%	1.27%	0.89%	22%
2010	8.20	0.09	0.61	(0.09)*	—	8.81	8.51	59,746	0.95	1.01	0.96	36
2009	9.51	0.12	(1.30)	(0.13)	—	8.20	(12.11)	52,406	0.97	1.74	0.98	48
2008	12.12	0.16	(2.04)	(0.15)	(0.58)	9.51	(16.24)	53,256	0.99	1.51	0.90	41
2007	10.91	0.14	1.36	(0.14)	(0.15)	12.12	13.89	56,490	0.94	1.19	1.00	29
Class N (commenced operations on August 12, 2005)
2011	$8.79	$0.10	$(0.42)	$(0.10)	$—	$8.37	(3.80)%	$3,132	1.13%	1.05%	1.39%	22%
2010	8.19	0.07	0.60	(0.07)	—	8.79	8.15	2,424	1.20	0.81	1.46	36
2009	9.50	0.11	(1.31)	(0.11)	—	8.19	(12.34)	1,101	1.22	1.49	1.48	48
2008	12.11	0.14	(2.05)	(0.12)	(0.58)	9.50	(16.46)	885	1.24	1.26	1.15	41
2007	10.90	0.12	1.36	(0.11)	(0.16)	12.11	13.64	741	1.19	0.94	1.25	29
CSC Small Cap Value Fund(3)
Institutional Class (commenced operations on October 3, 2001)
2011	$20.77	$(0.05)	$(1.47)	$(0.07)	$—	$19.18	(7.38)%	$1,660	1.19%	(0.23)%	1.20%	50%
2010	18.46	0.08	2.23	—	—	20.77	12.51	3,331	1.20	0.40	1.21	48
2009	16.42	(0.02)	2.35	(0.29)	—	18.46	15.20	2,317	1.19	(0.13)	1.20	62
2008	30.79	0.19	(9.57)	—	(4.99)	16.42	(35.01)	1,742	1.19	0.85	1.20	78
2007	28.25	0.02	3.00	(0.01)	(0.47)	30.79	10.65	9,062	1.19	0.08	1.20	57
Class N (commenced operations on October 3, 2001)
2011	$20.33	$(0.11)	$(1.43)	$(0.02)	$—	$18.77	(7.61)%	$4,048	1.44%	(0.49)%	1.45%	50%
2010	18.12	0.02	2.19	—	—	20.33	12.20	4,760	1.45	0.12	1.46	48
2009	16.14	(0.05)	2.30	(0.27)	—	18.12	14.91	4,226	1.44	(0.37)	1.45	62
2008	30.42	0.15	(9.44)	—	(4.99)	16.14	(35.16)	4,262	1.44	0.70	1.45	78
2007	27.98	(0.05)	2.96	—	(0.47)	30.42	10.37	9,753	1.44	(0.16)	1.45	57
Class R (commenced operations on September 30, 1998)
2011	$20.37	$(0.05)	$(1.43)	$(0.10)	$—	$18.79	(7.35)%	$12,076	1.20%	(0.25)%	1.60%	50%
2010	18.15	0.04	2.20	(0.02)	—	20.37	12.33	16,508	1.33	0.23	1.73	48
2009	16.15	0.01	2.31	(0.32)	—	18.15	15.50	16,755	0.97	0.08	1.55	62
2008	30.38	0.20	(9.44)	—	(4.99)	16.15	(35.02)	19,183	1.23	0.92	1.55	78
2007	27.93	(0.05)	2.97	—	(0.47)	30.38	10.43	40,944	1.44	(0.17)	1.45	57

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes return of capital less than $0.01 per share.

^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 95

notes to financial statements
September 30, 2011

1.	ORGANIZATION:

CNI Charter Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 15 series (each a “Fund” and collectively, the “Funds”): Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund (collectively, the “Money Market Funds”); Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Full Maturity Fixed Income Fund, High Yield Bond Fund (collectively, the “Fixed Income Funds”); Multi-Asset Fund; and Diversified Equity Fund, Large Cap Value Equity Fund, Large Cap Growth Equity Fund, Socially Responsible Equity Fund and CSC Small Cap Value Fund (collectively, the “Equity Funds”). The Money Market Funds are registered to offer Institutional, Class N and Class S Shares. The Fixed Income Funds, Equity Funds and Multi-Asset Fund offer Institutional and Class N Shares; in addition, the CSC Small Cap Value Fund offers Class R Shares.

City National Asset Management, Inc. (“CNAM”) serves as the investment manager of the Funds. Prior to January 1, 2011, CCM Advisors, LLC (“CCMA”), an affiliate of CNAM, served as the investment manager to the Limited Maturity Fixed Income Fund (the “Limited Maturity Fund”), Full Maturity Fixed Income Fund (the “Full Maturity Fund”), Diversified Equity Fund (the “Diversified Fund”) and Socially Responsible Equity Fund (the “Socially Responsible Fund”). Effective January 1, 2011, CCMA combined its business with CNAM and CNAM became the investment manager to these Funds.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified. The Funds’ prospectus provides descriptions of each Fund’s investment objectives, policies and strategies.

Effective July 1, 2011, Cove Street Capital, LLC (“Cove Street”) serves as the investment sub-adviser to the CSC Small Cap Value Fund. On May 19, 2011, the Board of Trustees of the Trust, including the trustees of the Trust (each a “Trustee”) who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the appointment of Cove Street to serve as sub-adviser to the RCB Small Cap Value Fund following a change in control of the previous sub-adviser, Reed, Conner & Birdwell, LLC, that resulted in the automatic termination of the sub-advisory agreement with Reed, Conner & Birdwell, LLC. As a result of the change in sub-adviser, the Board of Trustees approved the change in name of the RCB Small Cap Value Fund to the CSC Small Cap Value Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations, including money market funds, with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Investments in registered investment companies are priced at their daily net asset values. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-

CNI CHARTER FUNDS | PAGE 96

listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. generally accepted accounting principles, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

For the year ended September 30, 2011, there have been no significant changes to the Funds’ fair valuation methodologies.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Money Market Funds, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank, U.S. Bank, N.A., until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

CNI CHARTER FUNDS | PAGE 97

notes to financial statements
September 30, 2011

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Money Market Funds and Fixed Income Funds. Dividends from net investment income are declared and paid quarterly for the Multi-Asset Fund and Equity Funds, except that dividends from net investment income are declared and paid annually for the CSC Small Cap Value Fund. Distributions from net realized capital gains are distributed to shareholders at least annually.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an administration agreement dated April 1, 1999, as amended April 1, 2008, January 1, 2009, January 1, 2010 and January 1, 2011 (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion but not exceeding $7.5 billion, and 0.02% of aggregate average daily net assets of the Trust exceeding $7.5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N, Class S and Class R Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class N Shares and Class S Shares of the Money Market Funds and 0.25% of the Class N Shares of the Fixed Income Funds, Multi-Asset Fund and Equity Funds and the Class R Shares of the CSC Small Cap Value Fund, with the exception of 0.30% charged to the Class N Shares of the High Yield Bond Fund, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

Effective October 1, 2009, the CSC Small Cap Value Fund Class R shares voluntarily began waiving 0.14% in 12b-1 fees.

SEI Institutional Transfer Agency, a division of SEI Investments Fund Management Corporation (the “Transfer Agent”), serves as transfer agent for the Trust and provides services at an annual rate of $15,000 per share class. The Transfer Agent has agreed to waive these fees.

As of May 24, 2010, UMB Fund Services serves as sub-transfer agent for Class R shares of the CSC Small Cap Value Fund and all share classes of the Limited Maturity Fund, Full Maturity Fund, Diversified Fund and Socially Responsible Fund, and provides services at an annual rate of $14,000 per share class plus other transaction based fees and out of pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including CNAM) which provide certain shareholder support for their customers who own Institutional Class (except for Institutional Class Shares of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund), Class N, Class S or Class R Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund’s average daily net assets. CNB and CNAM have both agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2011, CNB and CNAM received Shareholder Servicing fees from the Trust in the amounts of $6,563,706 and $5,105, respectively.

Certain officers of the Trust are also officers of CNAM or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

CNI CHARTER FUNDS | PAGE 98

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, CNAM receives an annual fee equal to a percentage of the average daily net assets of the Funds, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Prime Money Market Fund	0.25
California Tax Exempt Money Market Fund	0.27
Limited Maturity Fund	0.50
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Full Maturity Fund	0.50
High Yield Bond Fund	0.75
Multi-Asset Fund	0.50
Diversified Fund	0.75
Large Cap Value Equity Fund	0.62
Large Cap Growth Equity Fund	0.65
Socially Responsible Fund	0.75
CSC Small Cap Value Fund	0.85

Robert W. Baird & Co., Incorporated and Boyd Watterson Asset Management, LLC act as the investment sub-advisers with respect to the Full Maturity Fund.

Guggenheim Investment Management, LLC acts as the investment sub-adviser with respect to the High Yield Bond Fund.

SKBA Capital Management, LLC and Turner Investment Partners, Inc. act as the investment sub-advisers with respect to the Diversified Fund.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Socially Responsible Fund.

Cove Street Capital, LLC acts as the investment sub-adviser with respect to the CSC Small Cap Value Fund.

Sub-adviser fees are paid by CNAM.

CNAM has agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. For the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund the expense limitations are contractual and for the other funds they are voluntary. In the case of the CSC Small Cap Value Fund, the Fund’s sub-adviser has contractually agreed to limit its fees or reimburse expenses to meet the expense limitations. The expense limitations (expressed as percentages of average daily net assets) are as follows:

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	0.63%	0.63%	0.55%
Class N	0.85%	0.85%	0.78%
Class S	1.05%	1.05%	0.98%

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
Institutional Class	1.00%	0.80%	0.80%	0.60%
Class N	1.25%	1.05%	1.05%	0.85%

	Full Maturity Fixed Income Fund	High Yield Bond Fund	Multi-Asset Fund	Diversified Equity Fund
Institutional Class	1.00%	1.10%	1.50%	1.25%
Class N	1.25%	1.40%	1.75%	1.50%

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	Socially Responsible Equity Fund	CSC Small Cap Value Fund
Institutional Class	1.00%	1.05%	1.25%	1.24%
Class N	1.25%	1.30%	1.50%	1.49%
Class R	—	—	—	1.49%

Any fee reductions or expense reimbursements may be repaid by a Fund to CNAM or the CSC Small Cap Value Fund’s sub-adviser, as applicable, within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Fund’s expense ratios, at the time of repayment, to exceed the applicable amount shown in the preceding table.

During the year ended September 30, 2011, the Board of Trustees approved the reimbursement to CNAM of fees previously waived by CNAM in the amount of $595 with respect to the Corporate Bond Fund.

CNI CHARTER FUNDS | PAGE 99

notes to financial statements
September 30, 2011

As of September 30, 2011, fees which were previously waived by CNAM which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$2,210	2012
	5,102	2013
	6,470	2014
Prime Money Market Fund	880	2012
	1,372	2013
	1,533	2014
California Tax Exempt Money Market Fund	1,568	2012
	1,560	2013
	1,775	2014
Government Bond Fund	49	2012
	101	2013
	122	2014
California Tax Exempt Bond Fund	39	2012
	46	2013
	56	2014
High Yield Bond Fund	25	2012
	43	2013
	67	2014

CNAM, CNB and the Administrator have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) of each Fund of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2011:

	Shareholder Servicing Fee Waiver (000)		Investment Advisory Fee Waiver (000)	Administration Fee Waiver (000)
Government Money Market Fund
Institutional	$184		$153	$5
Class N	12,911	(1)	5,641	197
Class S	2,187	(1)	676	24

Prime Money Market Fund
Institutional	1,462		687	43
Class N	2,075	(1)	492	33
Class S	2,103	(1)	354	24

California Tax Exempt Money Market Fund
Institutional	376		200	11
Class N	3,335	(1)	908	52
Class S	450	(1)	94	5

(1)	Includes class specific distribution expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2011, were as follows for the Fixed Income Funds, Multi-Asset Fund and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Limited Maturity Fixed Income Fund	$11,411	$6,919		$11,156	$10,163
Government Bond Fund	126,006	16,285		119,524	4,276
Corporate Bond Fund	—	49,040		602	42,792
California Tax Exempt Bond Fund	—	26,112		—	12,487
Full Maturity Fixed Income Fund	12,252	6,862		12,234	11,529
High Yield Bond Fund	—	71,443		—	37,942
Multi-Asset Fund	—	30,517	*	—	21,866	*
Diversified Equity Fund	—	73,418		—	82,687
Large Cap Value Equity Fund	—	48,003		—	46,535
Large Cap Growth Equity Fund	—	47,723		—	41,394
Socially Responsible Equity Fund	—	21,962		—	14,752
CSC Small Cap Value Fund	—	11,156		—	16,325

*	Includes $2,665(000) and $888(000) of purchases and sales, respectively, of affiliated registered investment companies.

6.	FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

CNI CHARTER FUNDS | PAGE 100

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to REIT adjustments, corporate action adjustments, realized gains (losses) on paydowns and timing of distributions and investments in partnerships, were reclassified to/from the following accounts as of September 30, 2011:

Fund	Increase (Decrease) Undistributed Net Investment Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Decrease Paid in Capital (000)
Limited Maturity Fixed Income Fund	$1	$(1)	$—
Government Bond Fund	976	(976)	—
Corporate Bond Fund	6	(6)	—
Full Maturity Fixed Income Fund	37	(37)	—
Large Cap Growth Equity Fund	15	—	(15)
CSC Small Cap Value Fund	73	(18)	(55)

These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2011	$—	$509	$—	$—	$509
2010	—	680	—	—	680
Prime Money Market Fund
2011	—	533	—	—	533
2010	—	921	—	—	921
California Tax Exempt Money Market Fund
2011	163	1	—	—	164
2010	246	9	—	—	255
Limited Maturity Fixed Income Fund
2011	—	579	—	—	579
2010	—	848	—	—	848
Government Bond Fund
2011	—	3,356	—	—	3,356
2010	—	3,564	—	—	3,564
Corporate Bond Fund
2011	—	3,390	—	—	3,390
2010	—	3,307	—	—	3,307
California Tax Exempt Bond Fund
2011	1,360	—	187	—	1,547
2010	1,234	1	—	—	1,235
Full Maturity Fixed Income Fund
2011	—	1,427	110	—	1,537
2010	—	1,544	195	—	1,739
High Yield Bond Fund
2011	—	6,045	—	—	6,045
2010	—	4,049	—	—	4,049
Multi-Asset Fund
2011	—	662	—	—	662
2010	—	521	—	—	521
Diversified Equity Fund
2011	—	231	—	—	231
2010	—	304	—	2	306
Large Cap Value Equity Fund
2011	—	1,478	—	—	1,478
2010	—	1,234	—	—	1,234
Large Cap Growth Equity Fund
2011	—	62	—	—	62
2010	—	164	—	—	164
Socially Responsible Equity Fund
2011	—	902	—	—	902
2010	—	589	—	—	589
CSC Small Cap Value Fund
2011	—	91	—	—	91
2010	—	14	—	—	14

CNI CHARTER FUNDS | PAGE 101

notes to financial statements
September 30, 2011

As of September 30, 2011, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$28	$—	$(5)	$—	$—	$(28)	$(5)
Prime Money Market Fund	—	17	—	—	(12)	—	(17)	(12)
California Tax Exempt Money Market Fund	9	—	—	—	—	—	(7)	2
Limited Maturity Fixed Income Fund	—	41	—	(2,456)	—	503	(41)	(1,953)
Government Bond Fund	—	213	143	—	—	4,080	(212)	4,224
Corporate Bond Fund	—	256	538	—	—	1,976	(256)	2,514
California Tax Exempt Bond Fund	62	120	299	—	—	1,555	(120)	1,916
Full Maturity Fixed Income Fund	—	157	432	—	—	2,121	(99)	2,611
High Yield Bond Fund	—	621	—	(1,998)	—	(4,729)	(621)	(6,727)
Multi-Asset Fund	—	145	—	(2,014)	—	(2,291)	(131)	(4,291)
Diversified Equity Fund	—	62	—	(19,423)	—	(3,409)	(62)	(22,832)
Large Cap Value Equity Fund	—	383	—	(3,824)	—	(9,346)	(383)	(13,170)
Large Cap Growth Equity Fund	—	—	—	(1,195)	—	(1,173)	—	(2,368)
Socially Responsible Equity Fund	—	235	—	(11,097)	(589)	(19)	(235)	(11,705)
CSC Small Cap Value Fund	—	—	—	(4,233)	—	473	(1)	(3,761)

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2011, the breakdown of capital loss carryforwards was as follows:

Expiring September 30,
Fund	2012 (000)	2013 (000)	2014 (000)	2015 (000)	2016 (000)	2017 (000)	2018 (000)	2019 (000)
Government Money Market Fund	$—	$—	$—	$—	$—	$—	$—	$5
Limited Maturity Fixed Income Fund	—	502	132	1,415	—	81	326	—
High Yield Bond Fund	—	—	—	—	—	257	1,741	—
Multi-Asset Fund	—	—	—	—	—	686	1,328	—
Diversified Equity Fund	—	—	—	—	—	6,090	13,333	—
Large Cap Value Equity Fund	—	—	—	—	—	—	3,824	—
Large Cap Growth Equity Fund	67	—	—	—	—	—	1,128	—
Socially Responsible Equity Fund	—	—	—	—	81	2,161	7,193	1,662
CSC Small Cap Value Fund	—	—	—	—	—	—	4,233	—

During the year ended September 30, 2011, the following Funds had utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Limited Maturity Fund	$358
Government Bond Fund	26
Corporate Bond Fund	519
High Yield Bond Fund	1,364
Multi-Asset Fund Fund	1,623
Diversified Equity Fund	4,494
Large Cap Value Equity Fund	4,641
Large Cap Growth Equity Fund	2,812
CSC Small Cap Value Fund	1,926

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

CNI CHARTER FUNDS | PAGE 102

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2010, through September 30, 2011, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes at September 30, 2011, for each of the Fixed Income Funds, Equity Funds and Multi-Asset Fund were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Deprecation) (000)
Limited Maturity Fixed Income Fund	$37,395	$693	$(190)	$503
Government Bond Fund	174,548	4,262	(182)	4,080
Corporate Bond Fund	111,018	3,008	(1,032)	1,976
California Tax Exempt Bond Fund	55,030	1,634	(79)	1,555
Full Maturity Fixed Income Fund	42,171	2,236	(115)	2,121
High Yield Bond Fund	101,196	1,145	(5,874)	(4,729)
Multi Asset Fund	47,583	72	(2,363)	(2,291)
Diversified Equity Fund	58,444	2,571	(5,980)	(3,409)
Large Cap Value Equity Fund	108,985	6,090	(15,436)	(9,346)
Large Cap Growth Equity Fund	44,785	4,986	(6,159)	(1,173)
Socially Responsible Equity Fund	66,432	5,888	(5,907)	(19)
CSC Small Cap Value Fund	17,407	3,258	(2,785)	473

At September 30, 2011, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF CREDIT RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

CNI CHARTER FUNDS | PAGE 103

notes to financial statements
September 30, 2011

8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, were as follows:

	Government Money Market Fund (000)		Prime Money Market Fund (000)		California Tax Exempt Money Market Fund (000)
	2011	2010	2011	2010	2011	2010
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	468,707	618,772	2,567,876	1,322,472	1,057,959	1,024,504
Shares issued in Lieu of Dividends and Distributions	—	1	51	83	—	—
Shares redeemed	(498,052)	(661,586)	(2,427,636)	(1,375,843)	(1,028,266)	(1,025,845)
Net Institutional Class transactions	(29,345)	(42,813)	140,291	(53,288)	29,693	(1,341)
Class N:
Shares issued	6,046,915	4,589,006	1,236,194	1,396,173	1,294,708	1,197,782
Shares issued in Lieu of Dividends and Distributions	374	504	93	195	117	178
Shares redeemed	(5,719,187)	(4,540,616)	(1,218,312)	(1,620,744)	(1,305,501)	(1,263,962)
Net Class N transactions	328,102	48,894	17,975	(224,376)	(10,676)	(66,002)
Class S:
Shares issued	849,467	990,276	1,490,167	1,102,036	301,856	145,553
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	(906,968)	(940,420)	(1,577,615)	(1,122,183)	(271,899)	(171,685)
Net Class S transactions	(57,501)	49,856	(87,448)	(20,147)	29,957	(26,132)

	Limited Maturity Fixed Income Fund (000)		Government Bond Fund (000)		Corporate Bond Fund (000)		California Tax Exempt Bond Fund (000)
	2011	2010	2011	2010	2011	2010	2011	2010
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	210	2,399	5,375	11,176	3,825	3,350	2,513	1,143
Shares issued in Lieu of Dividends and Distributions	28	48	227	217	99	84	66	47
Shares redeemed	(358)	(2,846)	(3,818)	(3,622)	(3,090)	(2,143)	(1,349)	(1,061)
Net Institutional Class transactions	(120)	(399)	1,784	7,771	834	1,291	1,230	129
Class N:
Shares issued	763	970	50	168	100	227	145	282
Shares issued in Lieu of Dividends and Distributions	5	9	3	3	3	2	6	3
Shares redeemed	(1,021)	(286)	(84)	(160)	(88)	(104)	(33)	(156)
Net Class N transactions	(253)	693	(31)	11	15	125	118	129

CNI CHARTER FUNDS | PAGE 104

8.	CAPITAL SHARES ISSUED AND REDEEMED (CONTINUED):

	Full Maturity Fixed Income Fund (000)		High Yield Bond Fund (000)		Multi-Asset Fund (000)		Diversified Equity Fund (000)
	2011	2010	2011	2010	2011	2010	2011	2010
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	103	415	6,022	2,887	1,023	499	271	725
Shares issued in Lieu of Dividends and Distributions	113	129	147	126	21	15	11	21
Shares redeemed	(385)	(126)	(1,989)	(1,103)	(198)	(282)	(647)	(471)
Net Institutional Class transactions	(169)	418	4,180	1,910	846	232	(365)	275
Class N:
Shares issued	233	311	992	511	964	720	39	136
Shares issued in Lieu of Dividends and Distributions	6	8	159	153	21	18	—	1
Shares redeemed	(544)	(73)	(446)	(372)	(439)	(320)	(168)	(78)
Net Class N transactions	(305)	246	705	292	546	418	(129)	59

	Large Cap Value Equity Fund (000)		Large Cap Growth Equity Fund (000)		Socially Responsible Equity Fund (000)		CSC Small Cap Value Fund (000)
	2011	2010	2011	2010	2011	2010	2011	2010
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	2,893	3,000	2,163	1,180	1,674	1,303	22	60
Shares issued in Lieu of Dividends and Distributions	124	108	3	6	91	66	—	—
Shares redeemed	(3,161)	(1,944)	(1,627)	(1,066)	(1,127)	(974)	(96)	(25)
Net Institutional Class transactions	(144)	1,164	539	120	638	395	(74)	35
Class N:
Shares issued	73	214	172	96	189	172	5	18
Shares issued in Lieu of Dividends and Distributions	9	9	—	2	4	2	—	—
Shares redeemed	(172)	(140)	(128)	(178)	(95)	(33)	(23)	(17)
Net Class N transactions	(90)	83	44	(80)	98	141	(18)	1
Class R:
Shares issued	—	—	—	—	—	—	19	36
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—	3	1
Shares redeemed	—	—	—	—	—	—	(190)	(150)
Net Class R transactions	—	—	—	—	—	—	(168)	(113)

9.	IN-KIND TRANSACTIONS

During the year ended September 30, 2010, the Full Maturity Fund and Diversified Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their fair value on March 19, 2010, as follows:

Fund	Shares Issued	Value ($ Thousands)
Full Maturity Fixed Income Fund	411,798	$4,332
Diversified Equity Fund	584,035	$7,189

10.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2011.

At meetings of the Board of Trustees of the Trust held on August 25, 2011 and October 18, 2011, the Board approved, after the recommendation of Cove Street, a plan to reorganize the CSC Small Cap Value Fund (the “Fund”), a series of the Trust, into the CSC Small Cap Value Fund, a newly created series of Managed Portfolio Series (“MPS”), subject to shareholder approval. Shareholders of the Fund will be asked to approve the reorganization at a Special Shareholder Meeting in January, 2012.

CNI CHARTER FUNDS | PAGE 105

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
CNI Charter Funds:

We have audited the accompanying statements of assets and liabilities of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Full Maturity Fixed Income Fund, High Yield Bond Fund, Multi-Asset Fund, Diversified Equity Fund, Large Cap Value Equity Fund, Large Cap Growth Equity Fund, Socially Responsible Equity Fund and CSC Small Cap Value Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the CNI Charter Funds as of September 30, 2011, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 23, 2011

CNI CHARTER FUNDS | PAGE 106

trustees and officers (Unaudited)
September 30, 2011

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2011. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Irwin G. Barnet, Esq. CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 73	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	15	None
Vernon C. Kozlen CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 68	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	15	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC.
Victor Meschures CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 73	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder, Pocras & Levin LLP, an accounting firm (1964-present).	15	None
William R. Sweet CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 74	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	15	None
James Wolford CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 57	Trustee	Since 1999	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	15	None

(1)
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

CNI CHARTER FUNDS | PAGE 107

trustees and officers (Unaudited) (Continued)
September 30, 2011

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Richard Gershen City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 57	President and Chief Executive Officer	Since May 2010	Executive Vice President, Wealth Management Division, CNB (2009-present). Executive Managing Director, Business Management and Strategy, Evergreen Investments, a division of Wachovia (2000-2009).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 43	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
Kelly Schmalhausen City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 48	Senior Vice President and Chief Compliance Officer	Since May 2011
Senior Vice President and Chief Compliance Officer, Wealth Management Division, CNB (April 2011-present). Chief Compliance Officer, CNAM, Inc. (May 2011-present). Senior Vice President, Corporate Compliance Manager - Investments & Trust, Zions Bancorporation (2005-2010). Senior Vice President - Investment Compliance Manager, Amegy Bank of Texas (acquired by Zions Bancorporation) (2002-2005).

Carolyn Mead SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 54	Vice President and Secretary	Since February 2010	Attorney, SEI Investments Company (2007-present). Associate, Stradley, Ronon, Stevens & Young (2004-2007). Counsel, ING Variable Annuities (1999-2002).
Susan S. Rudzinski Convergent Capital Management LLC 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 48	Vice President	Since 2007
Compliance Director, Convergent Capital Management, LLC (2006-present). Chief Compliance Officer, CCM Advisors, LLC (2006-2010). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Timothy G. Solberg City National Bank 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 58	Vice President and Assistant Secretary	Since 2005	Senior Vice President and Director – Sub-Advised Funds, City National Bank (2011-Present). Managing Director and Chief Investment Officer, CCM Advisors, LLC (2002-2010).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 28	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CNI CHARTER FUNDS | PAGE 108

notice to shareholders (Unaudited)
September 30, 2011

For shareholders that do not have a September 30, 2011 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2011 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2011, each of the California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund is designating 88.96% and 96.84%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2011 each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	8.71%	99.70%	0.00%
Prime Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.37%	99.73%	0.00%
California Tax Exempt Money Market Fund	0.00%	0.00%	0.47%	99.53%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Limited Maturity Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	12.94%	96.56%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	9.49%	100.00%	0.00%
Corporate Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.72%	94.39%	0.00%
California Tax Exempt Bond Fund	12.29%	0.00%	0.00%	87.71%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Full Maturity Fixed Income Fund	7.10%	0.00%	92.90%	0.00%	100.00%	0.00%	0.00%	13.99%	93.79%	100.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	99.59%	0.00%
Multi-Asset Fund	0.00%	0.00%	100.00%	0.00%	100.00%	13.73%	29.13%	0.03%	2.61%	0.00%
Diversified Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Large Cap Value Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Large Cap Growth Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Socially Responsible Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
CSC Small Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)
“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.
Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”
Item (H) is based on the percentage of gross income of each Fund.
Item (I) is based on the percentage of net investment income distributions.
Item (J) is based on the percentage of short-term capital gain distributions.

CNI CHARTER FUNDS | PAGE 109

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Annualized Expense Ratios	Expense Paid During Period*
Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.20	0.09%	$0.45
Class N	1,000.00	1,000.20	0.10	0.50
Class S	1,000.00	1,000.10	0.10	0.50

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.62	0.09%	$0.46
Class N	1,000.00	1,024.57	0.10	0.51
Class S	1,000.00	1,024.57	0.10	0.51

Prime Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.60	0.17%	$0.85
Class N	1,000.00	1,000.30	0.19	0.95
Class S	1,000.00	1,000.20	0.21	1.05

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.22	0.17%	$0.86
Class N	1,000.00	1,024.12	0.19	0.96
Class S	1,000.00	1,024.02	0.21	1.07

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Annualized Expense Ratios	Expense Paid During Period*
California Tax Exempt Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.20	0.11%	$0.55
Class N	1,000.00	1,000.20	0.11	0.55
Class S	1,000.00	1,000.10	0.12	0.60

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.52	0.11%	$0.56
Class N	1,000.00	1,024.47	0.11	0.56
Class S	1,000.00	1,024.47	0.12	0.61

Limited Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,009.20	0.64%	$3.22
Class N	1,000.00	1,005.80	0.88	4.42

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.86	0.64%	$3.24
Class N	1,000.00	1,020.66	0.88	4.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CNI CHARTER FUNDS | PAGE 110

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Annualized Expense Ratios	Expense Paid During Period*
Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,028.60	0.70%	$3.56
Class N	1,000.00	1,026.00	0.95	4.82

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.56	0.70%	$3.55
Class N	1,000.00	1,020.31	0.95	4.81

Corporate Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,001.50	0.75%	$3.76
Class N	1,000.00	999.00	1.00	5.01

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.31	0.75%	$3.80
Class N	1,000.00	1,020.05	1.00	5.06

California Tax-Exempt Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,029.20	0.50%	$2.54
Class N	1,000.00	1,026.50	0.75	3.81

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.56	0.50%	$2.54
Class N	1,000.00	1,021.31	0.75	3.80

Full Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,033.60	0.63%	$3.21
Class N	1,000.00	1,031.00	0.88	4.48

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.91	0.63%	$3.19
Class N	1,000.00	1,020.66	0.88	4.46

High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,044.50	1.00%	$5.13
Class N	1,000.00	1,041.40	1.30	6.65

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.05	1.00%	$5.06
Class N	1,000.00	1,018.55	1.30	6.58

Multi-Asset Fund
Actual Fund Return
Institutional Class	$1,000.00	$970.30	0.84%	$4.15
Class N	1,000.00	968.90	1.09	5.38

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.86	0.84%	$4.26
Class N	1,000.00	1,019.60	1.09	5.52

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Annualized Expense Ratios	Expense Paid During Period*
Diversified Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$957.30	0.85%	$4.17
Class N	1,000.00	955.00	1.10	5.39

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.81	0.85%	$4.31
Class N	1,000.00	1,019.55	1.10	5.57

Large Cap Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$978.00	0.96%	$4.76
Class N	1,000.00	975.50	1.21	5.99

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.26	0.96%	$4.86
Class N	1,000.00	1,019.00	1.21	6.12

Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$971.40	0.99%	$4.89
Class N	1,000.00	968.90	1.24	6.12

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.10	0.99%	$5.01
Class N	1,000.00	1,018.85	1.24	6.28

Socially Responsible Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$963.30	0.86%	$4.23
Class N	1,000.00	962.00	1.11	5.46

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.76	0.86%	$4.36
Class N	1,000.00	1,019.50	1.11	5.62

CSC Small Cap Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$926.20	1.19%	$5.75
Class N	1,000.00	923.90	1.44	6.95
Class R	1,000.00	926.50	1.16	5.60

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.10	1.19%	$6.02
Class N	1,000.00	1,017.85	1.44	7.28
Class R	1,000.00	1,019.25	1.16	5.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CNI CHARTER FUNDS | PAGE 111

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees (the “Board”) of CNI Charter Funds (the “Trust”) is comprised of five Trustees, each of whom is independent of the Trust’s investment adviser and sub-advisers (the “Independent Trustees”). During the six months ended September 30, 2011, the Board and the Independent Trustees approved renewal of the Trust’s advisory agreement with City National Asset Management, Inc. (“CNAM”) with respect to each series of the Trust (each a “Fund and collectively the “Funds”). They also approved renewal of the following agreements with the sub-advisers to certain of the Funds (collectively the “Sub-Advisers”):

•	CNAM’s sub-advisory agreement with Robert W. Baird & Co. Incorporated (“Baird”) with respect to the Full Maturity Fixed Income Fund;

•	CNAM’s sub-advisory agreement with Boyd Watterson Asset Management, LLC (“Boyd Watterson”) with respect to the Full Maturity Fixed Income Fund;

•	CNAM’s sub-advisory agreement with Guggenheim Investment Management, LLC (“Guggenheim”) with respect to the High Yield Bond Fund;

•	CNAM’s sub-advisory agreements with SKBA Capital Management, LLC (“SKBA”) with respect to the Socially Responsible Equity Fund and the Diversified Equity Fund; and

•	CNAM’s sub-advisory agreement with Turner Investment Partners, Inc. (“Turner”) with respect to the Diversified Equity Fund.

In addition, the Board approved a new sub-advisory agreement (the “CSC Agreement”) between CNAM and Cove Street Capital, LLC (“Cove Street”) with respect to the CSC Small Cap Value Fund (formerly the RCB Small Cap Value Fund).

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.”

GENERAL INFORMATION

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund, although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by CNAM and each sub-adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CNAM, the Sub-Advisers or Cove Street were present.

The Board reviewed extensive materials regarding investment results of CNAM, each Sub-Adviser, and Cove Street, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ASSET MANAGEMENT, INC.

Nature, Extent and Quality of Services

In reviewing the services provided by CNAM, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of CNAM’s senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with its respective benchmark index or indexes and the average of all funds in its respective peer group category (each a “universe”) selected by Lipper, Inc. and iMoneyNet, Inc. (for the money market funds only) for the one-, three-, five- and ten-year and since inception periods ended June 30, 2011, as applicable. The Board also reviewed the performance of each Fund (other than the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund, which are distributed through retail channels) compared with the average performance of all funds

CNI CHARTER FUNDS | PAGE 112

in its respective “bank channel” universe, which includes only those funds in the Fund’s Lipper universe that are distributed through institutional and retail bank channels. In addition, the Board reviewed the performance of each Fund compared to a select group of comparable funds determined by CNAM to have investment objectives similar to that of the Fund.

The Board’s observations with respect to the annualized total returns of the Funds’ Institutional Class shares were as follows:

•
The returns of the Government Money Market Fund were above the returns of the relevant Lipper institutional money market fund universe and bank channel universe for the one-year period, and above the returns of the iMoneyNet institutional fund universe for the one-year, three-year and five-year periods. They were below the average returns of the Lipper universe and bank channel universe for all other periods.

•
The returns of the Prime Money Market Fund and California Tax Exempt Money Market Fund were above or very close to the returns of the relevant Lipper institutional money market fund universes, iMoneyNet institutional fund universes, and bank channel universes for the one-year period, and below those measures for all other periods.

•
The returns of the Limited Maturity Fixed Income Fund were above the BofA Merrill Lynch 3-Month U.S. Treasury Index returns for all periods and above the BofA Merrill Lynch 1-3 Year U.S. Treasury Index returns for all periods except the ten-year and since inception periods. They were below the returns of the Lipper short/intermediate investment grade debt funds universe for all periods.

•
The returns of the Government Bond Fund were above the returns of the Barclays Capital U.S. 1-5 Year Government Bond Index, Lipper short/intermediate U.S. government universe and bank channel universe for the one-year period. They were below those measures for all other periods and below the returns of the Barclays Capital U.S. Intermediate Government Bond Index for all periods.

•
The returns of the Corporate Bond Fund were above the returns of the Lipper short/intermediate investment-grade universe for the five-year, ten-year and since-inception periods, above the returns for the bank channel universe for the since inception period, and below those measures for all other periods. They were below the returns of the Barclays Capital U.S. Corporate 1-5A3 or Higher, 2% Issuer Constrained Index and the Barclays Capital U.S. Intermediate Corporate Bond Index for all periods.

•
The returns of the California Tax Exempt Bond Fund were above the returns of the Lipper California short/intermediate municipal debt universe for all periods, and above the returns of the bank channel universe for the one-year, ten-year and since inception periods. They were below the Barclays Capital CA Intermediate-Short Municipal Index returns for all periods.

•
The returns of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital Intermediate U.S. Government/Credit Index for the three-year period. They were below the returns of that Index for the other periods, and below the returns of the Barclays Capital U.S. Aggregate Bond Index and the Lipper corporate A-rated debt funds universe for all periods.

•
The returns of the High Yield Bond Fund were above the returns of the Lipper high current yield fund universe for all periods, and above the returns of the Citigroup High-Yield Market Index returns for the five-year and ten-year periods. They were above the returns of the bank channel universe for the one-year and three-year periods and below for the other periods.

•
The returns of the Multi-Asset Fund were above the returns of the Barclays Capital U.S. TIPS Index for the one-year period, above the returns of a blended index comprised 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index for the since inception period, and above the returns of the CPI plus 500 basis points benchmark for the one-year period. They were above the returns of the Lipper flexible portfolio funds universe for the since inception period, and above the returns of the bank channel universe for all periods.

•
The returns of the Diversified Equity Fund were close to the returns of the S&P 500 Index for the ten-year and since inception periods, but below the returns of the Lipper multi-cap core funds universe for all periods.

•
The returns of the Large Cap Value Equity Fund were above or the same as the S&P 500 Value Index returns for the three-, five- and ten-year periods, and above the returns of the Lipper large cap value funds universe for the three-year period. They were below the returns of the bank channel universe for all periods.

•
The returns of the Large Cap Growth Equity Fund were above or the same as the returns of the Lipper large cap growth fund universe for the three-, five- and ten-year periods, and above or the same as the returns for the bank

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board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

channel universe for the ten-year and since inception periods. They were above the returns of the S&P 500 Growth Index for the ten-year period.

•
The returns of the Socially Responsible Equity Fund were above returns of the Russell 1000 Value Index for the five-year period. They were below the returns of the MSCI KLD 400 Social Index and the Lipper Multi-Cap Value fund universe for all periods.

•
The returns of the CSC Small Cap Value Fund were above the returns of the Russell 2000 Index, Russell 2000 Value Index and Russell 2500 Value Index, and the returns of the Lipper Small Cap Core funds universe and bank channel universe, for the three-year and since-inception periods. They were below those measures for all other periods.

The Board concluded that CNAM continued to provide satisfactory management and oversight services to the Funds. They noted that the investment results of the Funds over the long term were generally competitive; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by CNAM and the total expenses of the Institutional Class of each Fund (as percentages of their respective average annual net assets) compared to those of the funds included in the relevant Lipper and bank channel universes, as applicable, and concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the actual investment advisory fees (net of fee waivers) paid by the Funds generally were at or above the relevant Lipper and bank channel averages, but were within or below the middle 60% range for the relevant Lipper universes (except for the Prime Money Market Fund, the Limited Maturity Fixed Income Fund and the High Yield Bond Fund). In considering the information about advisory fees, the Board noted the relatively small sizes of the Funds compared to the average sizes of the funds in the relevant Lipper and bank channel universes. The Board considered that other than the Trust CNAM has only one discretionary, investment advisory client, which is a cash management account. The Board noted that although the advisory fees paid by the cash management account to CNAM are lower than the fees paid by the Trust’s Money Market Funds to CNAM, the Money Market Funds are required to comply with Rule 2a-7 and other regulations and restrictions under the 1940 Act, and that such compliance requires significantly more work and resources than management of separate accounts.

The Board considered that the total expense ratios of the Money Market Funds (net of fee waivers) were below the relevant Lipper universe and bank channel averages and were in the lowest 20% of the relevant Lipper universes, and that the total expense ratios for all other Funds (net of fee waivers) were below the relevant Lipper universe averages and above the bank channel averages, as applicable (except for the expense ratios of the Government Bond Fund, California Tax Exempt Bond Fund, the Multi-Asset Fund, and the Large Cap Growth Equity Fund, which were below both measures). They further noted that the expense ratios of all Funds were within the middle 60% range for the relevant Lipper universes (except for the Multi-Asset Fund and Socially Responsible Equity Fund, which were in the lowest 20% of the relevant Lipper universes).

The Board considered information prepared by CNAM relating to its costs and profits with respect to the Funds. The Board also considered the benefits received by CNAM and its affiliates as a result of CNAM’s relationship with the Funds, including investment advisory fees paid to CNAM, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, based on CNAM’s operations significant economies of scale were not likely to be realized until the asset levels of most of the Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CNAM with respect to each of the Funds pursuant to its advisory agreement with the Trust is fair and reasonable in light of the nature and quality of the services being provided by CNAM to the respective Funds and their shareholders, and that renewal of the agreement was in the best interest of the Funds and their shareholders.

CNI CHARTER FUNDS | PAGE 114

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each of the Sub-Advisers, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the relevant Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the Full Maturity Fixed Income Fund, High Yield Bond Fund, Diversified Equity Fund and Socially Responsible Equity Fund are described above. In addition, the Board assessed the performance of each of Baird’s and Boyd Watterson’s portions of the Full Maturity Fixed Income Fund, and SKBA’s and Turner’s portions of the Diversified Equity Fund, compared with the Sub-Adviser’s respective benchmark for various periods ended June 30, 2011. The Board made the following additional observations in reviewing the annualized total returns of each Sub-Adviser:

•
The returns for Baird’s portion of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital U.S. Aggregate Bond Index for the one- and two-year periods, and were below but close to the returns of the Index for the ten-year period.

•
The returns for Boyd Watterson’s portion of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital Intermediate U.S. Government/Credit Index for all periods measured (up to and including the five-year period).

•
The returns for SKBA’s portion of the Diversified Equity Fund were above the returns of the Russell 1000 Value Index for the three-year period, and were below but close to the returns of the Index for the two-year period.

•
The returns for Turner’s portion of the Diversified Equity Fund were below the returns of the Russell 1000 Growth Index for all periods (up to and including the three-year period). In considering this information, the Board noted that Turner began serving as a sub-adviser to the Fund in March 2008, at a time when the growth style was not in favor, but that Turner had been assessed as the Fund’s best performing sub-adviser in 2009.

The Board concluded that each Sub-Adviser continued to provide satisfactory services to the Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were generally low compared to the fees it charged to its other institutional clients. The Board noted that Guggenheim’s advisory fee with respect to the Fund was higher than its fees with respect to other mutual funds for which it serves as sub-adviser, but also noted that each of those other funds was significantly larger than the High Yield Bond Fund. Similarly, the Board observed that Turner’s advisory fee with respect to the Diversified Equity Fund was higher than its fees with respect to another mutual fund for which it serves as sub-adviser, but noted that the other fund was larger than the Fund and was an “earlier adopter” of Turner’s strategy. The Trustees noted that CNAM pays all sub-advisory fees out of CNAM’s advisory fee.

The Board considered information prepared by each Sub-Adviser relating to its revenues and profits with respect to the Fund or Funds for which it serves as sub-adviser. The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Funds and their shareholders, and that renewal of each sub-advisory agreement was in the best interest of the Funds and their shareholders.

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board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

COVE STREET CAPITAL, LLC SUB-ADVISORY AGREEMENT

In May 2011, the Board of Trustees approved Cove Street as the new sub-adviser to the RCB Small Cap Value Fund, and the change of the Fund’s name to CSC Small Cap Value Fund, effective upon the closing of the sale of CNC’s ownership interests in Reed, Conner & Birdwell LLC (the then-current sub-adviser to the Fund). As part of that sale transaction Jeffrey Bronchick, the Fund’s portfolio manager, left RCB and organized Cove Street as a new investment adviser. The Board noted that the proposed sub-advisory agreement with Cove Street would be substantially the same as the current sub-advisory agreement, except for its term.

Nature, Extent and Quality of Services

In reviewing the services proposed to be provided by Cove Street to the Fund, the Board considered a variety of matters, including the background, education and experience of Cove Street’s key portfolio management and operational personnel; the fact that Mr. Bronchick, who had served as a portfolio manager for the Fund since the inception of its predecessor in 1998, would continue to manage the Fund on behalf of Cove Street; Cove Street’s financial and other resources and related efforts to retain, attract and motivate other capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also reviewed Cove Street’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance

The Board reviewed the performance of the Fund for the one-year, three-year, five-year and since inception periods ended March 31, 2011, compared with its benchmark, the Russell 2000 Index; the average of all funds in its peer group category selected by Lipper, Inc. (Lipper small-cap core funds); and the average of all funds in the Lipper small-cap core funds universe distributed through institutional bank channels. The Board noted that although the returns for the Fund were below all of those measures for the one-, three-, and five-year periods (except for the bank channel universe average for the three-year period), the Fund’s returns were above all of those measures for the since-inception period, as expected for a fund with a value-oriented focus on preservation of capital over the long term.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the sub-advisory fees proposed to be charged by Cove Street and observed that at the Fund’s current asset level Cove Street’s fees would be below its standard fees for its small cap strategy. The Board also observed that although the Fund’s proposed advisory fees were above the average of funds in the Lipper small-cap core funds universe, the Fund’s anticipated total expenses would be below the Lipper universe average and the Fund’s advisory fees and total expenses would be in the middle 60% of all funds in the Lipper universe. The Board also considered that Cove Street would be entering into an agreement to limit the Fund’s total expenses, as RCB had done in the past. The Board observed that the asset levels of the Fund were relatively small and were not currently likely to lead to significant economies of scale in the near future.

The Board also considered the information prepared by Cove Street relating to the revenues it expects to receive from the Fund, as well as the benefits to be received by Cove Street as a result of its relationship with the Fund, including the intangible benefits of any favorable publicity arising in connection with the Fund’s performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the proposed sub-advisory agreement with Cove Street are fair and reasonable, and that approval of the CSC Agreement was in the best interests of the Fund and its shareholders.

CNI CHARTER FUNDS | PAGE 116

THANK YOU for your investment with CNI Charter Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 or go to cnicharterfunds.com for a free prospectus. Read it carefully before you invest or send money.

CNI -AR- 001- 1000

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.  Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2011			2010
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$309,500	N/A	N/A	$300,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$61,875	N/A	N/A	$67,125	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $61,875 and $67,125 for 2011 and 2010, respectively.

(h)	Not Applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

CNI Charter Funds (the "Fund") has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. The Fund has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees.  While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder.  No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year.  Such suggestions must be sent in writing to the Fund 's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Board of Trustees.

Item 11.  Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CNI Charter Funds

By (Signature and Title)	/s/ Rich Gershen
Rich Gershen, President & CEO

Date: December 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Rich Gershen
Rich Gershen, President & CEO
Date: December 1, 2011

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Controller and COO
Date: December 1, 2011